Annual Report 1998
--------------------------------------------------------------------------------
                                             Audited financial statements
                                             including statements of investments
                                             December 31, 1998

TIAA-CREF Mutual Funds
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                           Money Market Fund

                           Bond Plus Fund

                           Growth & Income Fund

                           Growth Equity Fund

                           International Equity Fund

                           Managed Allocation Fund

TIAA-CREF MUTUAL FUNDS
1998 ANNUAL REPORT

 4    MONEY MARKET FUND

 6    BOND PLUS FUND

 8    GROWTH & INCOME FUND

10    GROWTH EQUITY FUND

12    INTERNATIONAL EQUITY FUND

14    MANAGED ALLOCATION FUND

16    REPORT OF MANAGEMENT
      RESPONSIBILITY

17    REPORT OF INDEPENDENT
      AUDITORS

18    FINANCIAL STATEMENTS

27    STATEMENTS OF INVESTMENTS

      MONEY MARKET FUND             27
      BOND PLUS FUND                29
      GROWTH & INCOME FUND          32
      GROWTH EQUITY FUND            41
      INTERNATIONAL EQUITY FUND     55
      MANAGED ALLOCATION FUND       63

64    TAX INFORMATION

[PHOTO OMITTED]

Leo C. Kamp
TIAA-CREF Economist

1998 U.S. Economy:
Continued Expansion

In 1998, despite considerable distress in emerging-market economies, prosperity continued here in the U.S. Growth remained strong, with the real
(inflation-adjusted) gross domestic product (GDP) posting a gain of 3.9 percent, a sizable gain for the third year in a row.

Despite the growth, inflation continued to fall, largely as a result of sharp drops in the prices of globally traded goods, especially commodities such as oil. The Consumer Price Index (CPI) registered just a 1.6 percent gain for the twelve months ending December, down slightly from 1.7 percent on a comparable twelve-month basis in 1997 (see Figure 1). Given lower inflation, interest rates have continued to trend lower -- ten-year Treasury bond yields reached 4.65 percent at year-end.

With growth came further employment gains. Almost 1.9 million employees were added during the year, versus 2.8 million in 1997. And the unemployment rate ended the year at just 4.3 percent (see Figure 1). Wages continued to rise 3.5-4 percent, a faster pace than inflation. Workers thus realized a boost in real wages.

A strong economy and low interest rates helped propel equity markets to new heights in 1998. The Russell 3000(R) returned 24 percent, though stocks were quite volatile at times. Without much inflation risk, the U.S. Federal Reserve Bank actually chose to start easing rates again, lowering their federal funds rate target to 4.75 percent to stabilize financial markets and take out some "insurance" against the economy's faltering after the financial tumult of August and September following Russia's suspension of debt payments.

All of this is quite remarkable given the longevity of the economic expansion. The current expansion -- lasting 93 months through December 31 -- is now the longest peacetime expansion on record, eclipsing the 92-month expansion ending in July 1990, but not yet overtaking the 106-month overall record set in the late 1960s during the Vietnam War. Inflation is subdued, inventories remain low relative to sales, consumer and business balance sheets are in good shape, and investment has not been excessive (despite the rapid growth of information technology investment).

The only negative affecting the economy last year was the poor state of emerging-market economies, many of which became mired in deep recessions following the onset of the Asian financial crisis in late 1997. The slump in those markets slowed U.S. real growth in 1998. Our trade position, measured by real net exports, deteriorated sharply (see Figure 2), cutting 1.2 percent from overall growth. But that negative factor was mitigated significantly, since lower inflation and lower interest rates -- partly due to the emerging-market crisis -- actually stimulated growth in the U.S.

Despite the negative impact from net exports, the U.S. continued to do well. Consumers remained upbeat: Rising consumer and business demand more than offset the weaker demand from abroad. By one measure, real domestic demand rose almost
5.1 percent during the year.

The favorable combination of job growth, wage gains, and lower interest rates substantially enhanced consumer purchasing power in 1998. Furthermore, household wealth got a massive boost from the huge rise in the stock market over the past four years. The Russell 3000(R) rose 152 percent over that period.

Given such a positive backdrop, it's no wonder consumer confidence remained at near-record levels. There was an almost 5 percent rise in consumption (two-thirds of GDP) in 1998. Spending on big-ticket durables such as autos and furniture was particularly impressive, posting a 10.1 percent gain for the year. Housing starts rose to 1.6 million units, compared with 1.5 million in 1997, the highest annual rate since 1987 (see Figure 3).

Business investment contributed to higher demand, rising almost 12 percent as firms continued to strive to improve productivity and lower costs through higher rates of capital investment. Information technology especially registered sharp increases, with computer equipment investment rising a stunning 64 percent in real terms during the year.

Real spending by government also rose in 1998, but at a fairly anemic pace of 1 percent compared with the rest of the economy. The federal government continued to cut real spending by 1 percent, while state and local government units moderately increased spending by 2 percent. Strong revenue growth and curtailed spending allowed the federal government to post its first budget surplus since fiscal year 1969.

Why such good results? The Federal Reserve Bank deserves much of the credit for the favorable environment we've enjoyed. The Fed's actions of the recent past, especially the doubling -- from 3 percent to 6 percent -- of the Fed funds target during 1994 and into early 1995, put us on a path towards the favorable climate we are enjoying today.

Product and labor markets have, moreover, been transformed by the increased openness of our economy and by heightened global competition. Facing increased pressure from abroad and ongoing deregulation, companies have been forced to keep a lid on prices. No longer shielded by regulation and protectionist barriers, they are unable to raise prices at will, or even pass through cost increases. As a result, organized labor has lost much of its clout to force wage increases upon companies. In fact, largely because of the growing ineffectiveness of unions, their representation among private-sector workers has shrunk dramatically since the 1970s.

Today, any attempt to raise prices generally means lost market share for firms and fewer jobs for workers. Instead of raising prices, firms and their workers now concentrate on efficiency gains as a way of preventing cost gains from flowing through to prices, even when this means painful restructuring or layoffs. Moreover, a strong dollar exchange rate has been important in keeping inflation on a downward path. This was especially true in 1998, as the dollar soared from a weaker Japanese yen during most of the year and from the collapse of many Asian currencies.

With a strong dollar, foreign firms generally gain price competitiveness at the expense of U.S. companies. As troubles in Asia increased, prices of exports from those areas fell, prices of globally traded commodities (e.g., oil) dropped, and capital flowed from abroad into the perceived safe haven of the U.S.

Lower prices of imports and commodities were major elements underlying low CPI inflation during the year, and foreign capital inflows contributed to declining Treasury bond yields.

However, while U.S. economic performance was excellent last year, it wasn't perfect. With rising labor costs and with virtually no pricing power (from a strong dollar and the Asian crisis), companies have faced declining profits over the past year. As a result, employment and wage gains have softened recently. Should profits continue to deteriorate, employment and wages will be likely to suffer more, leading to a slowdown in consumer spending and less robust growth.

Also, our current account deficit continues to rise sharply, reflecting a widening gap between domestic saving and domestic investment. Over the longer term, mounting current account deficits could lead to sharp downward pressure on the dollar exchange rate.

There still also remain major uncertainties about the ultimate impact on the U.S. from the emerging-markets crisis. Hopefully, the recent interest-rate cuts around the globe will forestall possible difficulties brought on by the Asian financial crisis.

And while the federal government currently enjoys a relatively small budget surplus, certain critical longer-term budgetary issues remain unresolved, especially the looming Medicare and Social Security problems awaiting us in the next century. The sooner those fiscal challenges are tackled, the brighter are the prospects for a sustainable fiscal position going forward.


                                                              /s/ Leo C. Kamp

FIGURE 1
CPI inflation and the civilian unemployment rate are low and still falling

         (The following table represents a graph in the printed piece.)


                                   -- PERCENT --

              UNEMPLOYMENT RATE          INFLATION (CPI 12-MONTH PERCENTAGE
YEAR             (YEAR-END)                   CHANGE ENDING DECEMBER)
90                  6.3                                 6.25
91                  7.3                                 2.98
92                  7.4                                 2.96
93                  6.5                                 2.81
94                  5.4                                 2.6
95                  5.6                                 2.6
96                  5.3                                 3.31
97                  4.7                                 1.7
98                  4.3                                 1.61




FIGURE 2
Real net exports fell sharply in 1998
because of distress abroad

         (The following table represents a graph in the printed piece.)

YEAR    BILLIONS OF
        CHAINED 1992 DOLLARS

90      -67.06
        -66.66
        -71.22
        -42.5

91      -24.25
        -17.1
        -29.78
        -17.93

92      -14.82
        -32.53
        -30.81
        -40.01

93      -54.68
        -62.57
        -83.12
        -80.55

94      -97.61
        -103.89
        -111.12
        -105.87

95      -109.55
        -114.7
        -86.84
        -74.78

96      -95.46
        -113.46
        -140.12
        -95.92

97      -121.52
        -131.61
        -142.41
        -149

98      -198.53
        -245.17
        -259.05
        -262.9

FIGURE 3
Auto sales and housing continued to benefit from strong consumer fundamentals

         (The following table represents a graph in the printed piece.)

            LIGHT VEHICLE SALES
YEAR        (Millions of Units)

90          13.82
91          12.32
92          12.87
93          13.9
94          15.05
95          14.81
96          15.07
97          15.05
98          15.65


                                                            1998 ANNUAL REPORT 1

[PHOTO OMITTED]

Harvey Kerrich
TIAA-CREF Economist

Global Economic Report

The financial turmoil of 1998 has starkly revealed the extent of market interdependencies in the global economy -- interdependencies amplified by greatly enhanced communication capabilities and a broadening trend toward the freer flow of trade and capital. Adjustments in global trade and capital flows, combined with increased volatility in the prices of securities, forced global market investors to reassess the financial risks they were prepared to assume and the mechanisms in place intended to moderate or limit those risks. But despite heightened perceptions of risk in the global economic system, world equity markets ultimately produced returns in 1998 of about 15 percent in U.S. dollar terms. Global bonds over the year produced similar returns in dollar terms as yields fell. (See Figure 1.)

These positive overall outcomes masked the effects of a remarkable degree of volatility in these markets, particularly during the third quarter, when risks soared dramatically and market liquidity dried up. Actions of the U.S. Federal Reserve between late September and mid-November were key in easing market concerns during the rest of the year. It lowered the federal funds rate in three stages by a total of 75 basis points, to 4.75 percent. Combined with a general global trend to lower interest rates, the Federal Reserve's eased monetary policy led to a sharp improvement in investor confidence and in securities prices worldwide. (See Figure 2.)

For the U.S. and most of Europe, above-average economic growth was evident over the course of the year. Nevertheless, heightened concerns regarding the sustainability of economic growth persisted. Chronic weakness in Japan, which posed potential setbacks in the stabilization efforts for the Asian emerging-market economies experiencing severe downturns; debt default in Russia; concerns about the viability of a number of Chinese government-sponsored enterprises; and the ramifications of attempts to rectify fiscal instability in Brazil all promoted a cautionary outlook.

Japan, the world's second-largest economy, has yet to deal effectively with the recessionary forces afflicting it for nearly two years, with no clearcut remedies on the economic horizon. The full effects of recent fiscal stimulus plans there remain to be seen. In the third quarter of 1998, however, public-sector demand contributed to a slight increase in overall demand, which helped offset lowered demand in the private sector. Domestic confidence levels in Japan remain extraordinarily weak, and credit growth dampened, as banks in Japan have been hobbled by massive loan losses incurred at home and abroad. To be competitive in both domestic and global markets, Japanese companies will have to undergo large-scale corporate restructuring. This will lead to increased levels of unemployment, adversely affecting personal income. Deflationary pressures are intense, as households attempt to increase an already high rate of savings in the face of increased labor market uncertainties.

The Japanese government's budget deficit is ballooning as a result of massive fiscal packages and lower-than-expected revenues because of seriously weakened economic conditions.

FIGURE 1
Global Bond Yields
(in U.S. dollars)

         (The following table represents a graph in the printed piece.)

          YIELD

12/97     5.05
          4.98
          4.9
3/98      4.81
          4.97
          4.78
6/98      4.71
          4.73
          4.5
9/98      4.02
          4.13
          4.05
12/98     4.11

source: J.P. Morgan


Bond issuance by the central government is surging, putting upward pressure on interest rates. Implementation of fiscal stimulus packages has in part been impaired because of local governments' inability to finance their allocated share of added public investment in view of their own serious fiscal problems.

In the Asian emerging markets, which first sparked financial turmoil in mid-1997, economic conditions tended to improve over the course of 1998. Output has eased from contraction to stability. Current account balances are showing large surpluses as a result of significantly more competitive currencies and dampened domestic demand. In a number of Asian emerging econ-omies, interest rates have declined to levels lower than those observed before the onset of the Asian financial crisis. Lower interest rates in conjunction with more competitive exchange rates are important preconditions for stronger real growth over time. China accounts for almost one-third of Asia's emerging regional economy. While


2 1998 ANNUAL REPORT
maintaining a stable currency, spurred by fiscal pump-priming and increased bank lending associated with sharp cuts in interest rates, China is expected to exhibit the highest economic growth rate in the region, albeit one slower than those of the recent past.

European economies exhibited mixed economic signs in 1998. Among the eleven countries forming the European Monetary Union (EMU) on January 1, 1999, surveys show that business confidence has deteriorated significantly. Declining from near-record highs earlier in the year, these lower confidence levels indicate potential subpar growth, as external conditions have led to a marked slowdown in demand for exports. Consumer confidence, however, stands at levels that coincide with those during spending booms of past cycles, supported by subdued inflation, which helps to boost the purchasing power of household incomes. Also, growth and employment have become the key policy objectives to emerge from a shift to the left in recent election outcomes.

Fiscal policy in Europe is set to ease in favor of households, as government deficits are low and servicing costs are falling in line with declining interest rates. Over time, households may also experience positive wealth effects associated with stronger equity markets. Increasingly, households can be expected to shift their asset composition further in the direction of equity holdings, as observed total returns in that asset class have been extraordinarily attractive relative to bank deposits.

Market breadth and liquidity will have the potential to improve dramatically under the single-currency Euro regime. Furthermore, massive privatization of state holdings has greatly increased the ability of investors to diversify across industrial sectors among EMU countries without incurring currency risk.

In the United Kingdom, business confidence has fallen precipitously, reaching levels last seen during the recession of the early 1980s. A strong currency and tight labor market have gripped the manufacturing sector in a vice. Expectations for profitability have been seriously depressed, despite lower commodity and import prices. Toward year-end the Bank of England loosened monetary policy in response to evidence suggesting a widening of economic deterioration, and a very benign outlook for inflation.

Interest rates have declined on a global basis over the year as inflationary pressures remain dormant. Central banks of major industrialized countries were more accommodating toward year-end

FIGURE 2
Index of World Equities Prices
(in U.S. dollars; 12/31/69 = 100)

         (The following table represents a graph in the printed piece.)

           PRICE

12/97    $ 936.59
           961.49
          1025.3
3/98      1067.35
          1076.53
          1061.79
6/98      1085.74
          1082.74
           937.09
9/98       952.39
          1037.21
          1097.62
12/98     1149.95

source: Morgan Stanley Capital International


as a result. EMU countries, for example, will begin their new monetary regime with a low official rate of 3.0 percent.

Commodity prices, most notably oil, have fallen dramatically over the year. A key index of commodity prices reached a historic low in the fourth quarter of 1998. (See Figure 3.) Crude oil prices have declined by about

FIGURE 3
Index of Commodity Prices
(in U.S. dollars; 1990 = 100)

         (The following table represents a graph in the printed piece.)

         INDEX

12/97    104.2
         104.2
         100.3
3/98      99.8
          98.2
          94.8
6/98      92.3
          91.1
          89
9/98      86.7
          86.4
          87.7
12/98     86.9

source: The Economist

40 percent during 1998 -- mostly as a result of weak demand in Japan and troubled emerging-market economies. For major industrialized countries, depressed oil prices have contributed to sharply lower inflationary expectations, and to significantly lower interest rates supporting stronger real income growth than might otherwise have been expected.

The volatility experienced in global capital markets over the past year or so has heightened the awareness of investors, regulators, and key international organizations to global markets' interdependence, and the potential for the rapid transmission of seemingly localized difficulties to distant markets. A result is likely to be more effective regulation of markets and improved institutional infrastructure, as well as better dissemination of high-quality information to market participants. These processes will most likely contribute to the more effective allocation of capital across the globe, and over the longer term, better returns to investors.

                                                            /s/ Harvey Kerrich


                                                            1998 ANNUAL REPORT 3

                               [GRAPHIC OMITTED]

MONEY MARKET FUND

Risk Factor: Very low
Fund Size:   $225.2 million

[PHOTO OMITTED]

Steven Traum
Managing Director, Teachers Advisors

Mr. Traum joined TIAA-CREF in 1983. He has been responsible for management of the new CREF Inflation-Linked Bond Account since its inception in 1997 and the CREF Money Market Account since its inception in 1988.

"The TIAA-CREF Money Market Fund is a great match for investors who are looking for a conservative investment on a temporary basis or who want to maintain an emergency cash reserve. What's more, its expenses are among the lowest in the industry, and this means opportunity for higher yields for our shareholders."

Investment Objective

The TIAA-CREF Money Market Fund seeks high current income, to the extent consistent with maintaining liquidity and preserving capital.

Investor Profile

This fund is suitable for conservative investors looking for a high degree of principal stability and liquidity, and willing to accept returns that are lower than those offered by longer-term investments.

Investment Strategy

This fund invests in fixed and floating/ variable-rate securities. Most of the fund's investments are in short-term commercial paper, domestic and foreign certificates of deposit, bankers' acceptances, and securities issued by the U.S. government and/or its agencies.

Performance Profile

o Invests in money market securities classified as "first-tier securities," which are ranked in the highest category by nationally recognized statistical rating organizations

o Average weighted maturity of 90 days or less

o Longest maturity will be 397 days

Performance in 1998

The TIAA-CREF Money Market Fund's total annual rate of return at year-end is
5.45 percent versus 4.84 percent for the Lipper Money Market Funds Average. Since inception, the fund's total rate of return is 5.47 percent. The Money Market Fund's net assets increased by $161.6 million to $225.2 million.

Throughout the year, the TIAA-CREF Money Market Fund maintained its stellar performance. It held its ranking as one of the top ten among 301 general-purpose money market funds, according to the IBC Money Fund Report.

During 1998, we changed asset allocations to this fund, since different sectors offered better relative value than others. Our holdings in commercial paper and bank liabilities varied at different points in the year, as did our floating/variable rate holdings. During the second half of the year, we shifted a percentage of our holdings into U.S. government agency debt. These asset allocation changes allowed us to achieve more effective returns.

The TIAA-CREF Money Market Fund's weighted average maturity varied from a low of thirty-seven days to a high of sixty-nine days as compared with that of the IBC Money Fund Report Averages -- All Taxable(TM), which varied from fifty-one days to sixty days.


4 1998 ANNUAL REPORT

                                                               Money Market Fund
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                           $10,000 over Life of Fund

         (The following table represents a graph in the printed piece.)

                LIPPER                  IBC MONEY FUND
                MONEY MARKET            REPORT AVERAGES
                FUNDS AVERAGE           - ALL TAXABLE SM    MONEY MARKET FUND

                10000                   10000               10000
Sept. 97        10040                   10041               10044
                10081                   10084               10090
                10121                   10126               10132
Dec. 97         10164                   10170               10179
                10207                   10214               10226
                10244                   10253               10269
Mar. 98         10286                   10297               10317
                10328                   10340               10363
                10370                   10384               10407
June 98         10411                   10426               10456
                10454                   10471               10504
                10497                   10515               10552
Sept. 98        10538                   10558               10598
                10579                   10601               10643
                10618                   10641               10689
Dec. 98         10658                   10682               10734





Asset Allocation AS OF 12/31/98

   [The following table was depicted as a pie chart in the printed material.]

                     74%   Commercial paper

                     16%   U.S. government agency notes

                     5%    Variable-rate notes

                     3%    Certificates of deposit

                     2%    Bankers' acceptances and bank notes

Maturity of Investments: Monthly Summary

         (The following table represents a graph in the printed piece.)

         PERCENTAGE OF
         PORTFOLIO
JAN      61
FEB      27
MAR      5
APR      3
MAY      1
JUN      0
JUL      0
AUG      3
SEP      0
OCT      0
NOV      0
DEC      0


Performance at a Glance AS OF 12/31/98

                                      Average Annual Compound           Cumulative Rates                      Average
                                      Rates of Total Return(1)          of Total Return(1)       Expense      Maturity
                                     1 year   since inception(2)   1 year   since inception(2)    Ratio    as of 12/29/98
-------------------------------------------------------------------------------------------------------------------------
Money Market Fund                     5.45%         5.47%           5.45%          7.35%         0.29%(3)        39
-------------------------------------------------------------------------------------------------------------------------
IBC Money Fund Report                 5.04          5.11            5.04           6.82          0.50            54
Averages--All Taxable(TM)
-------------------------------------------------------------------------------------------------------------------------
Lipper Money Market Funds Average     4.84          4.87            4.84           6.55
-------------------------------------------------------------------------------------------------------------------------

                                                         Net Annualized Yield
                                      Net Assets    for the 7 days ending 12/29/98
                                     in millions   current yield   effective yield
Money Market Fund                      $225.2           4.97%           5.09%
----------------------------------------------------------------------------------
IBC Money Fund Report                                   4.53            4.64
Averages--All Taxable(TM)
----------------------------------------------------------------------------------
Lipper Money Market Funds Average
----------------------------------------------------------------------------------

(1) Past performance shouldn't be taken as a guarantee of the same future rates of return or yields from TIAA-CREF Mutual Funds. Future returns will fluctuate, as will the value of investment principal. The shares you own may be worth more or less than their original value upon redemption. We will attempt to maintain a stable net asset value of $1.00 per share for this fund, but it is possible to lose money by investing in the fund.

(2)   Inception date of TIAA-CREF Mutual Funds was 9/2/97.

(3) This rate reflects a waiver of a portion of the fund's management fee. The waiver is contractual and is guaranteed through at least July 1, 2000.

--------------------------------------------------------------------------------
The TIAA-CREF Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency.
--------------------------------------------------------------------------------


                                                            1998 ANNUAL REPORT 5

                               [GRAPHIC OMITTED]

BOND PLUS FUND

Risk Factor: Low to moderate
Fund Size:   $155.0 million

[PHOTO OMITTED]

Elizabeth Black
Managing Director, Portfolio Management,
Teachers Advisors

Ms. Black has been with TIAA-CREF for eleven years and is also responsible for managing the investments in CREF's Bond Market Account ($3.1 billion in assets) and the fixed-income portion of CREF's Social Choice Account ($1.3 billion in assets).

"The Bond Plus Fund takes a conservative, value-oriented approach to bond investing. Our diversified, high-quality portfolio of fixed-income securities is best suited for long-term saving."

Investment Objective

The TIAA-CREF Bond Plus Fund seeks a favorable long-term rate of return, primarily through high current income consistent with preserving capital.

Investor Profile

This fund is suitable for more-conservative investors who want to invest in a general bond fund that has the potential for a higher yield with a slightly higher level of risk.

Investment Strategy

The fund has two component features. The first component, consisting of at least 75 percent of the fund's assets, will be invested primarily in a broad range of debt securities, such as U.S. Treasury and agency securities, corporate bonds, foreign (dollar-denominated) bonds, mortgage- and asset-backed securities, and money market instruments. These securities are found in the fund's benchmark, the Lehman Brothers Aggregate Bond Index.

The Plus component will be invested primarily in securities not found in the fund's benchmark. Examples of these securities include private placements and non-investment-grade securities, which are lower-rated securities that typically offer higher yields. The Plus part will not be larger than 25 percent of the entire fund, and currently holds less than 5 percent of the fund's assets.

Performance Profile

o Aims to match the risk characteristics of the benchmark, so returns should be similar to those of the benchmark index

o Overweights investments in undervalued securities as compared with the benchmark, and underweights investments in overvalued securities as compared with the benchmark

o Utilizes sector allocation strategies to maintain optimum portfolio structure

Performance in 1998

The Bond Plus Fund ended the year with a total return of 8.94 percent, beating its benchmark, the Lehman Brothers Aggregate Bond Index's return of 8.69 percent, by 25 basis points.

Several key factors contributed to the performance of the Bond Plus Fund in 1998. Throughout the year, the fund was overweighted in discount and current-coupon, mortgage-backed securities, which enjoyed better returns than premium-coupon securities. Finally, the fund was invested in higher-quality bonds in the latter half of 1998, a period when lower-rated, less-liquid bonds underperformed dramatically. In the first half of the year, the fund utilized the Plus component, purchasing several attractively priced corporate securities that outperformed the benchmark.

In addition to the fund's strong performance during 1998, the Bond Plus Fund's net assets grew by $96.6 million to $155 million at year-end.


6 1998 ANNUAL REPORT

                                                                  Bond Plus Fund
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                           $10,000 over Life of Fund

         (The following table represents a graph in the printed piece.)

                  Lipper            Lehman
                  Intermediate      Brothers
                  Investment        Aggregate
                  Grade Debt        Bond
                  Index             Index            Bond PLUS Fund

                  10000             10000            10000
Sept. 97          10144             10147            10143
                  10266             10295            10286
                  10295             10342            10345
Dec. 97           10389             10446            10451
                  10527             10580            10591
                  10513             10571            10575
Mar. 98           10552             10607            10627
                  10601             10662            10687
                  10697             10764            10781
June 98           10782             10855            10883
                  10804             10878            10914
                  10950             11055            11114
Sept. 98          11195             11314            11369
                  11104             11247            11301
                  11160             11311            11328
Dec. 98           11208             11345            11385




Top Five Market Sectors                              6/30/98           12/31/98
--------------------------------------------------------------------------------
U.S. Treasury bonds                                   24.4%              31.8%
--------------------------------------------------------------------------------
Mortgage-backed securities*                           32.4               29.7
--------------------------------------------------------------------------------
Corporate bonds                                       26.6               24.6
--------------------------------------------------------------------------------
U.S. government agencies                              14.7               10.9
--------------------------------------------------------------------------------
Money market instruments                               1.9                3.0
--------------------------------------------------------------------------------

     *Includes government-backed and private-label securities and asset-backed securities

Bond Plus vs. Benchmark: Risk Characteristics

Measure*                                Average Life          Option-Adjusted
                                         (in years)         Duration (in years)
                                          12/31/98                12/31/98
--------------------------------------------------------------------------------
Bond Plus                                   7.22                    4.53
--------------------------------------------------------------------------------
Lehman Brothers                             7.67                    4.56
Aggregate Bond Index
--------------------------------------------------------------------------------

     *As calculated using an analytical model developed by BARRA, a widely recognized investment research firm that created the first multiple-factor bond risk model.

Understanding Performance The option-adjusted duration is an indicator of how a fund will move in relation to the index for a given change in interest rates. For example, if interest rates fall by one percentage point, the fund's and the index's return will rise by about 4.6 percentage points. By keeping the fund's option-adjusted duration close to the index's, movement in interest rates does not materially affect the fund's return relative to the benchmark.

Performance at a Glance AS OF 12/31/98

                                     Average Annual Compound           Cumulative Rates
                                     Rates of Total Return(1)          of Total Return(1)           Expense      Net Assets
                                   1 year   since inception(2)     1 year     since inception(2)     Ratio      in millions
---------------------------------------------------------------------------------------------------------------------------
Bond Plus Fund                      8.94%         10.23%            8.94%           13.85%          0.30%(3)       $155.0
---------------------------------------------------------------------------------------------------------------------------
Lehman Brothers                     8.69          10.00             8.69            13.54
Aggregate Bond Index
---------------------------------------------------------------------------------------------------------------------------
Lipper Intermediate Investment      7.87           8.93             7.87            12.08
Grade Debt Index
---------------------------------------------------------------------------------------------------------------------------

(1) Past performance shouldn't be taken as a guarantee of the same future rates of return or yields from TIAA-CREF Mutual Funds. Future returns will fluctuate, as will the value of investment principal. The shares you own may be worth more or less than their original value upon redemption.

(2)   Inception date of TIAA-CREF Mutual Funds was 9/2/97.

(3) This rate reflects a waiver of a portion of the fund's management fee. The waiver is contractual and is guaranteed through at least July 1, 2000.


                                                            1998 ANNUAL REPORT 7

GROWTH & INCOME FUND

Risk Factor: Moderate Fund
Size:        $232.6 million

[PHOTO OMITTED]

Carlton N. Martin
Managing Director - Global Research,
Teachers Advisors

Mr. Martin joined TIAA-CREF in 1980. He is also responsible for managing the CREF Global Equities Account.

"This fund offers the potential for both capital appreciation and current income. It is best suited for those investors looking for growth potential, without the higher levels of risk associated with pure growth or aggressive funds."

Investment Objective

The TIAA-CREF Growth & Income Fund seeks favorable long-term returns through capital appreciation and investment income, primarily from a broadly diversified portfolio of common stocks.

Investor Profile

This fund is suitable for investors who desire capital appreciation and current income and who can accept some degree of market fluctuation.

Investment Strategy

This fund will invest at least 80 percent of its total assets in income-producing equity securities of larger, stable, well-established, mature growth companies, which we believe are fairly priced. These may include companies located outside the U.S. The fund consists of two parts. One part is indexed to slightly exceed its benchmark, the Standard & Poor's 500-Stock Index. The other part is actively managed by selecting stocks of companies that we believe have strong managements and excellent prospects for growth. The fund may invest up to 20 percent of its total assets in foreign securities.

Performance Profile

o Indexed portion (at year-end, 68 percent) aims to slightly exceed the benchmark, with low volatility

o Actively buys stocks when priced fairly or at a discount to growth potential and asset values

o Occasionally acquires stocks of foreign-based companies not in the benchmark

Performance in 1998

At year-end, the Growth & Income Fund returned 30.51 percent, compared with a
28.58 percent return for its benchmark, the S&P 500 Index. It more than doubled the 13.58 percent rate of the Lipper Growth & Income Funds Index, outperforming it by a wide margin of 16.93 percent.

The fund's strong performance during the year was primarily a result of very effective stock selection in the utilities/ telecommunications area. In the technology sector, our selected telecommunication equipment companies performed extremely well. We also had highly effective stock and sector selection in the health care industry.

For 1998, net assets of the Growth & Income Fund grew by almost $171 million to $232.6 million.


8 1998 ANNUAL REPORT

                                                            Growth & Income Fund
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                           $10,000 over Life of Fund

         (The following table represents a graph in the printed piece.)

                   Lipper Growth &                               Growth &
                   Income Funds Index          S&P 500 Index     Income Fund

                   10000                       10000             10000
Sept. 97           10505                       10548             10542
                   10156                       10195             10207
                   10440                       10667             10667
Dec. 97            10616                       10851             10837
                   10636                       10971             10952
                   11303                       11762             11708
Mar. 98            11826                       12365             12430
                   11890                       12490             12651
                   11708                       12275             12451
June 98            11849                       12773             12917
                   11559                       12636             12854
                    9926                       10809             10934
Sept. 98           10372                       11502             11499
                   11125                       12437             12482
                   11661                       13191             13296
Dec. 98            12058                       13951             14143




Ten Largest Holdings AS OF 12/31/98

Company                                            Shares     Market Value (000)
--------------------------------------------------------------------------------
Microsoft                                          52,820          $7,325
--------------------------------------------------------------------------------
General Electric                                   69,504           7,094
--------------------------------------------------------------------------------
Merck & Co.                                        33,224           4,907
--------------------------------------------------------------------------------
Exxon                                              67,094           4,906
--------------------------------------------------------------------------------
Intel                                              38,695           4,588
--------------------------------------------------------------------------------
AT&T                                               57,396           4,319
--------------------------------------------------------------------------------
IBM                                                22,760           4,205
--------------------------------------------------------------------------------
Wal-Mart                                           51,350           4,182
--------------------------------------------------------------------------------
Pfizer                                             31,824           3,992
--------------------------------------------------------------------------------
Lucent Technologies                                33,296           3,663
--------------------------------------------------------------------------------

Top Ten Sectors AS OF 12/31/98

Sector                                                        Market Value (000)
--------------------------------------------------------------------------------
Technology                                                         $40,620
--------------------------------------------------------------------------------
Financial Services                                                  34,696
--------------------------------------------------------------------------------
Health Care                                                         31,589
--------------------------------------------------------------------------------
Consumer Noncyclicals                                               27,180
--------------------------------------------------------------------------------
Utilities                                                           26,908
--------------------------------------------------------------------------------
Consumer Cyclicals                                                  24,893
--------------------------------------------------------------------------------
Energy                                                              13,578
--------------------------------------------------------------------------------
Producer Durables                                                   11,957
--------------------------------------------------------------------------------
Basic Industries                                                     7,539
--------------------------------------------------------------------------------
Transportation                                                       2,451
--------------------------------------------------------------------------------

Performance at a Glance AS OF 12/31/98

                                       Average Annual Compound           Cumulative Rates
                                       Rates of Total Return(1)          of Total Return(1)            Expense       Net Assets
                                     1 year     since inception(2)   1 year   since inception(2)        Ratio       in millions
-------------------------------------------------------------------------------------------------------------------------------
Growth & Income Fund                  30.51%        29.74%            30.51%         41.44%             0.43%(3)      $232.6
-------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                         28.58         28.41             28.58          39.51
-------------------------------------------------------------------------------------------------------------------------------
Lipper Growth & Income Funds Index    13.58         15.00             13.58          20.48
-------------------------------------------------------------------------------------------------------------------------------

(1) Past performance shouldn't be taken as a guarantee of the same future rates of return or yields from TIAA-CREF Mutual Funds. Future returns will fluctuate, as will the value of investment principal. The shares you own may be worth more or less than their original value upon redemption.

(2)   Inception date of TIAA-CREF Mutual Funds was 9/2/97.

(3) This rate reflects a waiver of a portion of the fund's management fee. The waiver is contractual and is guaranteed through at least July 1, 2000.


                                                            1998 ANNUAL REPORT 9

                               [GRAPHIC OMITTED]

GROWTH EQUITY FUND

Risk Factor: Moderate to high
Fund Size:   $296.4 million

[PHOTO OMITTED]

Jeffrey Siegel
Managing Director, Teachers Advisors

Mr. Siegel joined TIAA-CREF in 1988. He is also responsible for managing the investments of the CREF Growth Account.

"This fund is designed for investors who are seeking above-average returns and can accept a higher degree of risk. To pursue our investment objective, we carefully acquire positions in a select group of outstanding growth companies when we believe the market offers us reasonable prices for their shares."

Investment Objective

The TIAA-CREF Growth Equity Fund seeks a favorable rate of return, mainly through the capital appreciation of a diversified portfolio of common stocks that have the potential for strong growth.

Investor Profile

This fund is suitable for investors who are looking for long-term capital appreciation and a hedge against inflation, but who are willing to tolerate short-term fluctuations in value.

Investment Strategy

This fund invests at least 80 percent of its total assets in the equity securities of companies that have the potential for capital appreciation. Companies are selected according to (1) their potential for above-average level of earnings growth; (2) if they appear to be undervalued based on their current earnings and assets; and (3) their prospects for growth.

Depending on investment opportunities, the Growth Equity Fund can also have up to 40 percent of its assets in foreign securities.

Performance Profile

o Benchmarked to the Russell 3000(R) Growth Index to select stocks with higher growth value (the Russell 3000(R) is a trademark of the Frank Russell Co.)

o Actively managed part of the fund (at year-end, 49 percent) is concentrated in stocks of rapidly growing companies dominant in products and/or services

o Actively selects international stocks outside of the benchmark as opportunities arise

Performance in 1998

The Growth Equity Fund got off to a great start in its first full year of existence, posting a total return of 35.97 percent. This return placed the fund in the eighty-seventh percentile versus the competition, as measured by the Lipper Growth Index, which advanced 25.69 percent. The fund also outpaced its benchmark, the Russell 3000(R) Growth Index, which returned 35.02 percent, by 95 basis points. A significant part of the fund's performance occurred in the fourth quarter, when its return of 28.36 percent beat both the benchmark (+26.49 percent) and the competition (+22.76 percent).

Among the best-performing sectors of the market were technology (+75 percent) and health care (+42 percent). While the former benefited from a tremendous rally in the fourth quarter (following a year-long bear market in most technology stocks), the latter were the steady performers of the market as a result of their earnings consistency.

The fund's two largest holdings during 1998, Tyco International (+67 percent) and MCI WorldCom (+137 percent), were among the fund's top contributors to performance. By building conviction in these names over a long period of time, we were unmoved by the market's swoon during October and were able to take advantage of the situation to add to these leading positions.

The fund had approximately $296.4 million in net assets at year-end. This figure represents a more than fourfold increase from one year earlier ($64.5 million).


10 1998 ANNUAL REPORT

                                                              Growth Equity Fund
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                           $10,000 over Life of Fund

         (The following table represents a graph in the printed piece.)

             Lipper   Russell
             Growth   3000(R)  Growth
             Funds    Growth   Equity
             Index    Index    Fund

             10000    10000    10000
Sept. 97     10572    10524    10535
             10231    10109    10189
             10466    10469    10640
Dec. 97      10643    10575    10819
             10714    10847    11097
             11469    11675    11899
Mar. 98      11960    12144    12434
             12088    12303    12658
             11791    11903    12327
June 98      12300    12578    13064
             12170    12409    12883
             10215    10465    10638
Sept. 98     10897    11288    11461
             11651    12171    12402
             12345    13098    13300
Dec. 98      13377    14280    14711




Industry Diversification AS OF 12/31/98
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                       42%   Consumer products and services
                       22%   Technology
                       16%   Manufacturing and materials
                        8%   Financial
                        8%   Utilities
                        3%   Short-term investments
                        1%   Energy/transportation

Ten Largest Holdings AS OF 12/31/98

Company                                        Shares         Market Value (000)
--------------------------------------------------------------------------------
Tyco International                             190,915              $14,402
--------------------------------------------------------------------------------
MCI WorldCom                                   196,091               14,070
--------------------------------------------------------------------------------
Microsoft                                       98,025               13,595
--------------------------------------------------------------------------------
General Electric                               113,835               11,618
--------------------------------------------------------------------------------
Waste Management                               229,470               10,699
--------------------------------------------------------------------------------
Merck & Co.                                     59,400                8,773
--------------------------------------------------------------------------------
Cisco Systems                                   70,770                6,568
--------------------------------------------------------------------------------
Intel                                           53,853                6,385
--------------------------------------------------------------------------------
Lucent Technologies                             52,080                5,729
--------------------------------------------------------------------------------
Premier Parks                                  188,850                5,713
--------------------------------------------------------------------------------

Performance at a Glance as of 12/31/98

                                  Average Annual Compound             Cumulative Rates
                                  Rates of Total Return(1)            of Total Return(1)           Expense       Net Assets
                                1 year     since inception(2)    1 year      since inception(2)     Ratio       in millions
---------------------------------------------------------------------------------------------------------------------------
Growth Equity Fund              35.97%          33.63%            35.97%          47.11%           0.45%(3)        $296.4
---------------------------------------------------------------------------------------------------------------------------
Russell 3000(R)Growth Index     35.02           30.67             35.02           42.79
---------------------------------------------------------------------------------------------------------------------------
Lipper Growth Funds Index       25.69           24.38             25.69           33.76
---------------------------------------------------------------------------------------------------------------------------

(1) Past performance shouldn't be taken as a guarantee of the same future rates of return or yields from TIAA-CREF Mutual Funds. Future returns will fluctuate, as will the value of investment principal. The shares you own may be worth more or less than their original value upon redemption.

(2)   Inception date of TIAA-CREF Mutual Funds was 9/2/97.

(3) This rate reflects a waiver of a portion of the fund's management fee. The waiver is contractual and is guaranteed through at least July 1, 2000.


                                                           1998 ANNUAL REPORT 11

                               [GRAPHIC OMITTED]

INTERNATIONAL EQUITY FUND

Risk Factor: Moderate to high
Fund Size:   $118.6 million

[PHOTO OMITTED]

Chris Semenuk
Director - Global Portfolio Management,
Teachers Advisors

Mr. Semenuk joined TIAA-CREF in 1993. He is also responsible for managing the CREF Global Equities Account.

"The International Equity Fund strives to seek out and invest in non-U.S. growth-oriented companies that we believe have strong management, that focus on shareholder returns and allocate capital effectively. The fund will let its bottom-up stock-picking style determine its country asset allocation."

Investment Objective

The TIAA-CREF International Equity Fund seeks a favorable long-term return, mainly through capital appreciation from a broadly diversified portfolio consisting primarily of foreign equity investments.

Investor Profile

This fund is suitable for investors who are looking for potentially above-average long-term returns, who are comfortable with investing in foreign securities, who understand the advantages of diversification across international markets, and who are willing to tolerate a greater degree of risk.

Investment Strategy

Approximately 80 percent of this fund's assets are invested in the securities of issuers located in at least three different countries, excluding the United States. The fund allocates investments to particular countries or regions based on our assessment of economic growth potential as well as the sales and earnings outlook for companies in those countries or regions. (Foreign securities often have risks that differ from those of domestic securities, including changes in currency exchange rates and the impact of political, social, or diplomatic events.)

Performance Profile

o Employs a two-pronged investment strategy to achieve returns on international equities

o Core component of the fund aims to slightly exceed the fund's benchmark, the Morgan Stanley Europe, Australasia, Far East (EAFE) Index

o Actively managed part comprises international stocks of companies we believe have strong management and excellent prospects for growth

Performance in 1998

At year-end, the International Equity Fund returned 19.27 percent, 661 basis points (6.61 percent) ahead of the competition, which posted a gain of 12.66 percent. The fund trailed its benchmark, the Morgan Stanley EAFE Index (+20 percent), by 73 basis points, or just about three-quarters of a full percentage point. The fund ranked in the 80th percentile versus its competition.

Avoiding positions in the Asian region represented the most positive contribution to the fund's performance, despite the region's bounce during the fourth quarter. However, the fund's exposure to the Norwegian market (-29 percent) weakened the fund's overall performance, reflecting the decline in oil prices. Our country exposure is the result of the fund's stock selection. Several of the companies that we invest in call a particular country their home, but in fact conduct their business on a global scale.

Our 1998 stock selection, which we rely on most heavily for our performance, did not keep us ahead of our benchmark, despite our strong fourth-quarter showing (+21.86 percent). Our investment in the catering company Compass (+89 percent) continued to perform well throughout the year. In addition, our ownership of companies in the mobile communications industry, such as the Finnish company Sonera (+44 percent) and the Greek company Panafon (+47 percent), contributed significantly to the fund's performance.


12 1998 ANNUAL REPORT

                                                       International Equity Fund
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                           $10,000 over Life of Fund

         (The following table represents a graph in the printed piece.)

               Lipper         Morgan
               International  Stanley        International
               Funds          EAFE           Equity
               Index          Index          Fund

               10000          10000          10000
Sept. 97       10642          10560          10570
                9834           9748           9759
                9753           9649           9682
Dec. 97         9830           9733           9770
               10068          10178          10186
               10712          10831          10767
Mar. 98        11294          11165          11194
               11467          11253          11292
               11490          11253          11303
June 98        11390          11339          11391
               11565          11453          11479
                9901          10034           9967
Sept. 98        9593           9726           9562
               10298          10739          10094
               10814          11289          11095
Dec. 98        11080          11680          11652




Ten Largest Holdings AS OF 12/31/98

Company                       Country              Shares     Market Value (000)
--------------------------------------------------------------------------------
Pearson PLC                   United Kingdom      170,400         $3,382
--------------------------------------------------------------------------------
Mannesman AG                  Germany              22,950          2,632
--------------------------------------------------------------------------------
Sonera Group OYJ              Finland             145,200          2,581
--------------------------------------------------------------------------------
Vodafone Group PLC            United Kingdom      156,716          2,545
--------------------------------------------------------------------------------
Railtrack Group PLC           United Kingdom       91,460          2,391
--------------------------------------------------------------------------------
Panafon Hellenic Telecom      Greece               84,000          2,232
--------------------------------------------------------------------------------
Telcom Italia Mobile S.P.A.   Italy               257,960          1,909
--------------------------------------------------------------------------------
AXA                           France               12,205          1,770
--------------------------------------------------------------------------------
Airtours PLC                  United Kingdom      266,000          1,699
--------------------------------------------------------------------------------
Logica PLC                    United Kingdom      194,700          1,693
--------------------------------------------------------------------------------

Performance at a Glance AS OF 12/31/98

                                     Average Annual Compound          Cumulative Rates
                                     Rates of Total Return(1)         of Total Return(1)         Expense     Net Assets
                                   1 year    since inception(2)   1 year    since inception(2)    Ratio     in millions
-----------------------------------------------------------------------------------------------------------------------
International Equity Fund           19.27%         12.17%         19.27%          16.52%          0.49%(3)     $118.6
-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley EAFE Index           20.00          12.37          20.00           16.80
-----------------------------------------------------------------------------------------------------------------------
Lipper International Funds Index    12.66           7.94          12.66           10.72
-----------------------------------------------------------------------------------------------------------------------

(1) Past performance shouldn't be taken as a guarantee of the same future rates of return or yields from TIAA-CREF Mutual Funds. Future returns will fluctuate, as will the value of investment principal. The shares you own may be worth more or less than their original value upon redemption.

(2)   Inception date of TIAA-CREF Mutual Funds was 9/2/97.

(3) This rate reflects a waiver of a portion of the fund's management fee. The waiver is contractual and is guaranteed through at least July 1, 2000.


                                                           1998 ANNUAL REPORT 13

                               [GRAPHIC OMITTED]

MANAGED ALLOCATION FUND

Risk Factor: Moderate
Fund Size:   $162.9 million

[PHOTO OMITTED]

James G. Fleischmann
Senior Managing Director -
Global Research,
Teachers Advisors

[PHOTO OMITTED]

Edward J. Grzybowski
Managing Director -
Teachers Advisors

Mr. Fleischmann joined TIAA-CREF in 1994 and is also responsible for global equity research for the CREF accounts.

Mr. Grzybowski joined TIAA-CREF in 1987; he also has supervisory responsibility over investments in CREF's Bond Market and Money Market Accounts.

"This fund can be looked at as a 'one-stop investment shop.' It offers significant diversification through a mix of equity and fixed-income mutual funds, and seeks to provide a substantial level of current income along with relatively low volatility."

Investment Objective

The TIAA-CREF Managed Allocation Fund seeks a favorable total rate of return primarily through investments in several of the other TIAA-CREF Mutual Funds that pursue capital appreciation and current income.

Investor Profile

This fund is suitable for investors with time horizons of at least five years, who seek broad diversification, and who prefer to have their asset allocation decisions made by professional money managers. This fund can serve as a complete investment program or as the core of a larger portfolio.

Investment Strategy

Approximately 60 percent of this fund's assets can be invested in shares of the TIAA-CREF International Equity Fund, the TIAA-CREF Growth Equity Fund, the TIAA-CREF Growth & Income Fund, and approximately 40 percent in the TIAA-CREF Bond Plus Fund.

These percentages may fluctuate by as much as 15 percent, depending on market, economic, and financial conditions. During periods of unusual volatility and/or flexibility in meeting redemptions and expenses, this fund may also temporarily invest in government securities, short-term securities, or shares of the TIAA-CREF Money Market Fund.

Performance Profile

o Allocation mixture of 60 percent equities and 40 percent fixed income may shift up or down by up to 15 percent, based on the relative values of each sector

o Equity portion consists of a changing mixture of three equity funds, the TIAA-CREF International, Growth Equity, and Growth & Income Funds

o Fixed-income portion is invested mostly in the Bond Plus Fund, with occasional investments in the Money Market Fund

Performance in 1998

The Managed Allocation Fund performed very well in 1998, showing an annual total return of 21.24 percent. It registered 1.65 percent more than its benchmark, the Managed Allocation Fund composite index, which posted a 19.59 percent return.

At various times during the year, we changed the allocation structure of the fund in relation to events that impacted financial markets.

Early in the year, concern about the worsening economic conditions in Southeast Asia prompted a change in asset allocation. In January, we liquidated the 4 percent held in the Money Market Fund and transferred the proceeds into the Bond Plus Fund. Also, we changed the equity-to-debt ratio from 60/40 to 58/42. Later, in March, we moved back to a 60/40 allocation. However, we held the international equity allocation below the benchmark's allocation as a result of the lingering weak economic situation in Asia.


14 1998 ANNUAL REPORT

                                                         Managed Allocation Fund
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

                           $10,000 over Life of Fund

         (The following table represents a graph in the printed piece.)

                               Composite index
                               (48% S&P 500 Index;
                               40% Lehman Brothers
                               Aggregate
                               Bond Index;            Managed
           Lipper Balanced     12% Morgan Stanley     Allocation
           Funds Index         EAFE Index)            Fund

           10000               10000                  10000
Sept. 97   10399               10389.1                10375
           10210               10181.5                10178
           10397               10415.1                10396
Dec. 97    10550               10554.7                10539
           10624               10719.4                10728
           11046               11174.3                11139
Mar. 98    11384               11518                  11499
           11463               11610.5                11637
           11347               11541.3                11563
June 98    11552               11827.3                11882
           11417               11785                  11861
           10433               10809.4                10839
Sept. 98   10884               11208.6                11207
           11291               11754.9                11721
           11704               12208                  12203
Dec. 98    12136               12639.6                12777




In September, we lowered the fund's equity weight in response to the uncertainty concerning increasing global liquidity problems. The allocation shifted from 60/40 (equity/debt) to 2.5 percent cash, 57.5 percent equity, and 40 percent debt. In early November, we increased the allocation within the equity component to the International Fund by about 7 percent. The allocations to the Growth and Growth & Income Funds were increased marginally, and we reduced the allocation to the Money Market Fund from 2.5 percent to 1.25 percent.

As we enter 1999, our current allocations are as follows: 58.75 percent in equities, 40 percent in bonds, and 1.25 percent in cash. As there are no obvious impediments to modest growth, with very low inflation both in the U.S. and globally, we feel the Managed Allocation Fund is well structured to benefit from the current economic environment.

Asset Allocation AS OF 12/31/98
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                         39%   Bond Plus Fund
                         24%   Growth Equity Fund
                         24%   Growth & Income Fund
                         12%   International Equity Fund
                          1%   Money Market Fund


Performance at a Glance AS OF 12/31/98

                                   Average Annual Compound           Cumulative Rates
                                  Rates of Total Return(1)          of Total Return(1)          Expense     Net Assets
                                1 year    since inception(2)    1 year    since inception(2)      Ratio     in millions
-----------------------------------------------------------------------------------------------------------------------
Managed Allocation Fund          21.24%         20.21%           21.24%          27.77%            0%(3)       $162.9
-----------------------------------------------------------------------------------------------------------------------
Composite index(4)               19.59          19.24            19.59           26.40
-----------------------------------------------------------------------------------------------------------------------
Lipper Balanced Funds Index      15.09          15.76            15.09           21.54
-----------------------------------------------------------------------------------------------------------------------

(1) Past performance shouldn't be taken as a guarantee of the same future rates of return or yields from TIAA-CREF Mutual Funds. Future returns will fluctuate, as will the value of investment principal. The shares you own may be worth more or less than their original value upon redemption.

(2)   Inception date of TIAA-CREF Mutual Funds was 9/2/97.

(3) The Managed Allocation Fund operates at a zero expense ratio because the fund advisor doesn't receive a management fee for its services to the fund and has agreed to be responsible for providing the services reasonably necessary for the ordinary operations of the fund. Shareholders indirectly bear their pro rata share of the fees and expenses of the funds in which the Managed Allocation Fund invests.

(4) Composite index: 48% S&P 500 Index; 40% Lehman Brothers Aggregate Bond Index; 12% Morgan Stanley EAFE Index.


                                                           1998 ANNUAL REPORT 15

----
TIAA
CREF
----

--------------------------------------------------------------------------------

                       Report of Management Responsibility

To the Shareholders of
  TIAA-CREF Mutual Funds:

The accompanying financial statements of the Money Market, Bond Plus, Growth & Income, Growth Equity, International Equity and Managed Allocation Funds of TIAA-CREF Mutual Funds ("the Funds") are the responsibility of management. They have been prepared in accordance with generally accepted accounting principles and have been presented fairly and objectively in accordance with such principles.

The Funds have established and maintain a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, the Funds' internal audit personnel provide a continuing review of the internal controls and operations of the Funds, and the internal Auditor regularly reports to the Audit Committee of the Funds' Board of Trustees.

The accompanying financial statements have been audited by the independent auditing firm of Ernst & Young LLP. The independent auditors' report, which appears on the following page, expresses an independent opinion on the fairness of presentation of these financial statements.

The Audit Committee of the Funds' Board of Trustees, consisting of trustees who are not officers of the TIAA-CREF Mutual Funds, meets regularly with management, representatives of Ernst & Young LLP and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the financial statements of the Funds by the independent auditing firm, the Securities and Exchange Commission performs periodic examinations of the Funds' operations.


                                                    /s/ Thomas G. Walsh
                                             -----------------------------------
                                                          President


                                                    /s/ Richard L. Gibbs
                                             -----------------------------------
                                                Executive Vice President and
                                                Principal Accounting Officer


16 1998 ANNUAL REPORT

                        [Letterhead of Ernst & Young LLP]

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of TIAA-CREF Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of TIAA-CREF Mutual Funds (comprising, respectively, the Money Market Fund, the Bond Plus Fund, the Growth & Income Fund, the Growth Equity Fund, the International Equity Fund, and the Managed Allocation Fund) as of December 31, 1998, and the related statements of operations for the year then ended and the statement of changes in net assets and financial highlights for the year then ended and the period July 17, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Market Fund, the Bond Plus Fund, the Growth & Income Fund, the Growth Equity Fund, the International Equity Fund, and the Managed Allocation Fund of TIAA-CREF Mutual Funds as of December 31, 1998, the results of their operations for the year then ended and the changes in their net assets and the financial highlights for the year then ended and the period July 17, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.


                                                          /s/ Ernst & Young LLP

February 5, 1999


                                                           1998 ANNUAL REPORT 17

TIAA-CREF Mutual Funds                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
December 31, 1998

                                                 Money          Bond         Growth &       Growth      International     Managed
                                                Market          Plus          Income        Equity         Equity       Allocation
                                                 Fund           Fund           Fund          Fund           Fund           Fund
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

  Portfolio investments, at cost             $224,016,059   $171,212,617   $199,542,226  $242,309,647   $106,037,759   $145,288,454

  Net unrealized appreciation
    of portfolio investments                           --      2,015,947     32,934,060    56,187,626     11,384,900     17,471,877
-----------------------------------------------------------------------------------------------------------------------------------
  Portfolio investments, at value             224,016,059    173,228,564    232,476,286   298,497,273    117,422,659    162,760,331

  Cash                                            197,562         98,179        611,882       135,840        257,841         57,418

  Receivable from securities transactions              --     21,980,776        119,622     1,081,880      1,334,232             --

  Receivable for Fund shares sold               1,409,394        416,939        303,861       542,195         72,030        258,368

  Dividends receivable                                 --             --        209,022       181,046        187,581             --

  Interest receivable                             275,277      1,814,131             --           139             --             --
-----------------------------------------------------------------------------------------------------------------------------------
    Total assets                              225,898,292    197,538,589    233,720,673   300,438,373    119,274,343    163,076,117
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES

  Accrued management fee                           53,362         38,089         79,868       104,345         47,523             --

  Payable for securities transactions                  --     42,364,183        825,509     3,939,870        561,022        161,998

  Payable for Fund shares redeemed                634,195        101,300        188,747        31,208        101,737         47,144

  Other payables and accrued expenses              23,437          1,302          1,907         1,414          9,102             --
-----------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                             710,994     42,504,874      1,096,031     4,076,837        719,384        209,142
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS                                 $225,187,298   $155,033,715   $232,624,642  $296,361,536   $118,554,959   $162,866,975
===================================================================================================================================
Net assets consist of:

  Paid in capital                            $225,187,704   $153,169,126   $194,888,226  $239,838,359   $110,917,009   $145,170,927

  Accumulated undistributed
    (overdistributed) net investment
    income                                             --         21,632          5,517        11,011         (9,196)            --

  Accumulated undistributed
    net realized gain (loss) on total
    investments                                      (406)      (172,990)     4,795,826       324,540     (3,750,747)       224,171

  Accumulated net unrealized appreciation
    on investments                                     --      2,015,947     32,935,073    56,187,626     11,397,893     17,471,877
-----------------------------------------------------------------------------------------------------------------------------------
  NET ASSETS                                 $225,187,298   $155,033,715   $232,624,642  $296,361,536   $118,554,959   $162,866,975
===================================================================================================================================
  Outstanding shares of beneficial
    interest, unlimited shares
    authorized ($.0001 par value)             225,187,704     15,052,690     17,449,059    21,708,531     11,248,585     13,810,531

  Net asset value per share                         $1.00         $10.30         $13.33        $13.65         $10.54         $11.79
===================================================================================================================================


18 1998 ANNUAL REPORT

TIAA-CREF Mutual Funds                                  STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended December 31, 1998

                                              Money          Bond          Growth &         Growth     International      Managed
                                              Market         Plus           Income          Equity         Equity        Allocation
                                               Fund          Fund            Fund            Fund           Fund            Fund
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

   Interest                                 $7,361,329    $6,236,614    $    118,687    $    209,290   $    118,453   $      28,095

   Dividends                                        --            --       1,848,754       1,093,558      1,418,821       3,029,142

   Foreign taxes withheld                           --            --         (11,746)         (7,640)      (174,306)             --
-----------------------------------------------------------------------------------------------------------------------------------
     Total income                            7,361,329     6,236,614       1,955,695       1,295,208      1,362,968       3,057,237
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES:

   Management fees                           1,044,565       836,888       1,302,642       1,511,154        784,003              --

   Trustee fees and expenses                     1,587         1,255           1,681           1,909          2,216              --
-----------------------------------------------------------------------------------------------------------------------------------
   Total expenses before waiver              1,046,152       838,143       1,304,323       1,513,063        786,219              --

     Less expenses waived by the advisor      (661,117)     (523,055)       (700,345)       (795,344)      (395,961)             --
-----------------------------------------------------------------------------------------------------------------------------------
     Net expenses                              385,035       315,088         603,978         717,719        390,258              --
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                     6,976,294     5,921,526       1,351,717         577,489        972,710       3,057,237
-----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON TOTAL INVESTMENTS

   Realized gain (loss) on:

     Underlying Fund distributions                  --            --              --              --             --         953,101

     Portfolio investments                        (406)    1,380,932       5,269,952       2,029,432     (3,637,024)        (27,672)

     Foreign currency transactions                  --            --          (7,782)        (36,032)       103,343              --
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) on total
     investments                                  (406)    1,380,932       5,262,170       1,993,400     (3,533,681)        925,429
-----------------------------------------------------------------------------------------------------------------------------------
   Change in unrealized appreciation on:

     Portfolio investments                          --     1,588,693      31,133,966      55,669,056     16,754,944      17,451,450

     Translations of assets (other than
       portfolio investments) and
       liabilities denominated
       in foreign currencies                        --            --           1,014              --          6,082              --
-----------------------------------------------------------------------------------------------------------------------------------
   Net change in unrealized appreciation
     on total investments                           --     1,588,693      31,134,980      55,669,056     16,761,026      17,451,450
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized
     gain (loss) on total investments             (406)    2,969,625      36,397,150      57,662,456     13,227,345      18,376,879
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
   resulting from operations                $6,975,888    $8,891,151     $37,748,867     $58,239,945    $14,200,055     $21,434,116
===================================================================================================================================


See notes to financial statements                                                                              1998 ANNUAL REPORT 19

TIAA-CREF Mutual Funds
------------------------------------------------------------------------------------------------------------------------------------

                                               Money Market Fund               Bond Plus Fund
                                         ----------------------------   ----------------------------
                                                       For the Period                 For the Period
                                           For the      July 17, 1997    For the       July 17, 1997
                                             Year      (Commencement       Year       (Commencement
                                            Ended      of Operations)      Ended      of Operations)
                                         December 31,  to December 31,  December 31,  to December 31,
                                             1998           1997           1998            1997
-------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS

OPERATIONS:

   Net investment income                      $6,976,294     $1,308,831      $5,921,526     $1,411,285

   Net realized gain (loss) on total
     investments                                    (406)            --       1,380,932        626,451

   Net change in unrealized
     appreciation (depreciation) on
     total investments                                --             --       1,588,693        427,254
-------------------------------------------------------------------------------------------------------
   Net increase (decrease) from
     operations                                6,975,888      1,308,831       8,891,151      2,464,990
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:

   From net investment income                 (6,976,294)    (1,308,831)     (5,899,894)    (1,411,285)

   In excess of net investment income                 --             --              --             --

   From net realized gains on total
     investments                                      --             --      (1,547,852)      (632,521)
-------------------------------------------------------------------------------------------------------
     Total distributions                      (6,976,294)    (1,308,831)     (7,447,746)    (2,043,806)
-------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS:

   Seed money subscriptions                           --     48,000,000              --     32,000,000

   Subscriptions                             231,893,540     15,370,172      85,689,920     23,894,752

   Reinvestment of distributions               6,807,830      1,306,414       7,241,764      2,036,164

   Exchanges among the Funds                 (13,203,378)      (701,535)      4,219,339        151,528

   Redemptions                               (63,915,543)      (369,796)     (1,963,519)      (100,822)
-------------------------------------------------------------------------------------------------------
     Net increase from share
       transactions                          161,582,449     63,605,255      95,187,504     57,981,622
-------------------------------------------------------------------------------------------------------
     Total increase in net assets            161,582,043     63,605,255      96,630,909     58,402,806

NET ASSETS

   Beginning of period                        63,605,255             --      58,402,806             --
-------------------------------------------------------------------------------------------------------
   End of period                            $225,187,298    $63,605,255    $155,033,715    $58,402,806
=======================================================================================================
CHANGE IN FUND SHARES:

   Shares outstanding at beginning of
     period                                   63,605,255             --       5,788,193             --
-------------------------------------------------------------------------------------------------------
   Shares sold                               231,893,540     63,370,172       8,343,128      5,581,036

   Shares issued in reinvestment of
     distributions                             6,807,830      1,306,414         705,275        202,236

   Shares exchanged among the Funds,
     net                                     (13,203,378)      (701,535)        406,449         14,888

   Shares redeemed                           (63,915,543)      (369,796)       (190,355)        (9,967)
-------------------------------------------------------------------------------------------------------
     Net increase in shares outstanding      161,582,449     63,605,255       9,264,497      5,788,193
-------------------------------------------------------------------------------------------------------
   Shares outstanding at end of period       225,187,704     63,605,255      15,052,690      5,788,193
=======================================================================================================

20 1998 ANNUAL REPORT

                                                                                     STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
    Growth & Income Fund           Growth Equity Fund         International Equity Fund        Managed Allocation Fund
----------------------------  ----------------------------   ----------------------------   ----------------------------
              For the Period                For the Period                 For the Period                 For the Period
 For the       July 17, 1997    For the      July 17, 1997    For the       July 17, 1997    For the       July 17, 1997
   Year       (Commencement       Year      (Commencement       Year       (Commencement       Year       (Commencement
   Ended      of Operations)     Ended      of Operations)      Ended      of Operations)      Ended      of Operations)
December 31,  to December 31, December 31,  to December 31,  December 31,  to December 31,  December 31,  to December 31,
   1998            1997           1998           1997           1998            1997           1998            1997
------------------------------------------------------------------------------------------------------------------------




 $  1,351,717   $    396,266   $    577,489    $   354,221   $    972,710   $   266,299     $  3,057,237   $ 1,270,524


    5,262,170        (37,879)     1,993,400      1,066,329     (3,533,681)      (30,660)         925,429            --



   31,134,980      1,800,093     55,669,056        518,570     16,761,026    (5,363,133)      17,451,450        20,427
-----------------------------------------------------------------------------------------------------------------------

   37,748,867      2,158,480     58,239,945      1,939,120     14,200,055    (5,127,494)      21,434,116     1,290,951
-----------------------------------------------------------------------------------------------------------------------


   (1,337,813)      (396,266)      (530,447)      (354,221)      (936,202)     (266,299)      (3,754,391)   (1,270,524)

           --         (2,489)            --           (623)      (157,715)      (97,712)              --            --


     (434,363)            --     (1,784,085)      (986,512)            --            --           (4,104)           --
-----------------------------------------------------------------------------------------------------------------------
   (1,772,176)      (398,755)    (2,314,532)    (1,341,356)    (1,093,917)     (364,011)      (3,758,495)   (1,270,524)
-----------------------------------------------------------------------------------------------------------------------


           --     38,000,000             --     38,000,000             --    44,000,000               --    50,000,000

  134,533,838     21,780,739    174,729,292     24,185,187     57,707,599     8,920,825       85,698,266     7,498,848

    1,709,177        397,301      2,276,443      1,338,112      1,081,128       364,011        3,631,298     1,265,457

    3,567,587       (113,263)     4,689,150        383,490        434,251       (23,111)         293,051       302,891

   (4,984,558)        (2,595)    (5,746,202)       (17,113)    (1,531,982)      (12,395)      (3,518,384)         (500)
----------------------------------------------------------------------------------------------------------------------

  134,826,044     60,062,182    175,948,683     63,889,676     57,690,996    53,249,330       86,104,231    59,066,696
-----------------------------------------------------------------------------------------------------------------------
  170,802,735     61,821,907    231,874,096     64,487,440     70,797,134    47,757,825      103,779,852    59,087,123

   61,821,907             --

                                 64,487,440             --     47,757,825            --       59,087,123            --
-----------------------------------------------------------------------------------------------------------------------
 $232,624,642    $61,821,907   $296,361,536    $64,487,440   $118,554,959   $47,757,825     $162,866,975   $59,087,123
=======================================================================================================================



    5,988,332             --      6,374,505             --      5,356,336            --        5,904,827            --
-----------------------------------------------------------------------------------------------------------------------
   11,466,918      5,960,003     15,295,702      6,205,429      5,920,549     5,320,567        7,896,416     5,747,385


      138,916         39,864        169,861        133,171        103,161        39,871          324,233       127,521

                                    372,059         37,592         27,698        (2,677)          10,478        29,971
      276,826        (11,283)
                                   (503,596)        (1,687)      (159,159)       (1,425)        (325,423)          (50)
     (421,933)          (252)
-----------------------------------------------------------------------------------------------------------------------
   11,460,727      5,988,332     15,334,026      6,374,505      5,892,249     5,356,336        7,905,704     5,904,827
-----------------------------------------------------------------------------------------------------------------------
   17,449,059      5,988,332     21,708,531      6,374,505     11,248,585     5,356,336       13,810,531     5,904,827
=======================================================================================================================

See notes to financial statements                                                                 1998 ANNUAL REPORT 21

TIAA-CREF Mutual Funds
-----------------------------------------------------------------------------------------------------------------------------------

                                             Money Market Fund                Bond Plus Fund
                                       ----------------------------    ----------------------------
                                                     For the Period                  For the Period
                                         For the      July 17, 1997      For the      July 17, 1997
                                           Year      (Commencement         Year      (Commencement
                                          Ended      of Operations)       Ended      of Operations)
                                       December 31,  to December 31,   December 31,  to December 31,
                                           1998          1997(1)           1998          1997(1)
-------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA

  Net asset value, beginning of
    period                                 $1.00          $1.00           $10.09          $10.00
-------------------------------------------------------------------------------------------------------
  Gain (loss) from investment
    operations:

    Net investment income                   0.05           0.02             0.56            0.27

    Net realized and unrealized gain
      (loss) on investments                   --             --             0.32            0.20
-------------------------------------------------------------------------------------------------------
    Total gain (loss) from investment
      operations                            0.05           0.02             0.88            0.47
-------------------------------------------------------------------------------------------------------
  Less distributions from:

    Net investment income                  (0.05)         (0.02)           (0.56)          (0.27)

    In excess of net investment income        --             --               --              --

    Net realized gains                        --             --            (0.11)          (0.11)
-------------------------------------------------------------------------------------------------------
    Total distributions                    (0.05)         (0.02)           (0.67)          (0.38)
-------------------------------------------------------------------------------------------------------
  Net asset value, end of period           $1.00          $1.00           $10.30          $10.09
=======================================================================================================
TOTAL RETURN                                5.45%          2.51%            8.94%           4.79%

RATIOS AND SUPPLEMENTAL DATA

Net assets at end of period (in
  thousands)                            $225,187        $63,605         $155,034         $58,403

Ratio of expenses to average net
  assets before expense waiver              0.79%          0.36%            0.80%           0.37%

Ratio of expenses to average net
  assets after expense waiver               0.29%          0.13%            0.30%           0.14%

Ratio of net investment income to
  average net assets                        5.28%          2.49%            5.66%           2.72%

Portfolio turnover rate                      n/a            n/a           531.92%         143.61%

(1)   The percentages shown for this period are not annualized.
=======================================================================================================

22 1998 ANNUAL REPORT

                                                                                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------
    Growth & Income Fund           Growth Equity Fund           International Equity Fund        Managed Allocation Fund
----------------------------  ----------------------------    ----------------------------    ----------------------------
              For the Period                For the Period                  For the Period                  For the Period
  For the      July 17, 1997    For the      July 17, 1997      For the      July 17, 1997      For the      July 17, 1997
    Year      (Commencement       Year      (Commencement         Year      (Commencement         Year      (Commencement
   Ended      of Operations)     Ended      of Operations)       Ended      of Operations)       Ended      of Operations)
December 31,  to December 31, December 31,  to December 31,   December 31,  to December 31,   December 31,  to December 31,
    1998          1997(1)        1998          1997(1)           1998          1997(1)           1998          1997(1)
--------------------------------------------------------------------------------------------------------------------------



    $10.32         $10.00       $10.12         $10.00            $8.92          $10.00           $10.01          $10.00
-------------------------------------------------------------------------------------------------------------------------



      0.10            0.07        0.03           0.06             0.09            0.07             0.34            0.23


      3.04            0.32        3.61           0.28             1.63           (1.07)            1.76            0.01
-------------------------------------------------------------------------------------------------------------------------

      3.14            0.39        3.64           0.34             1.72           (1.00)            2.10            0.24
-------------------------------------------------------------------------------------------------------------------------


     (0.10)          (0.07)      (0.03)         (0.06)           (0.10)          (0.07)           (0.32)          (0.23)

        --              --          --             --               --           (0.01)              --              --

     (0.03)             --       (0.08)         (0.16)              --              --               --              --
-------------------------------------------------------------------------------------------------------------------------
     (0.13)          (0.07)      (0.11)         (0.22)           (0.10)          (0.08)           (0.32)          (0.23)
-------------------------------------------------------------------------------------------------------------------------
    $13.33          $10.32      $13.65         $10.12           $10.54           $8.92           $11.79          $10.01
=========================================================================================================================
     30.51%           3.96%      35.97%          3.44%           19.27%         (10.09)%          21.24%           2.44%




  $232,625         $61,822    $296,362        $64,487         $118,555         $47,758         $162,867         $59,087


      0.93%           0.43%       0.95%          0.44%            0.99%           0.46%            0.00%           0.00%


      0.43%           0.20%       0.45%          0.21%            0.49%           0.23%            0.00%           0.00%


      0.97%           0.76%       0.37%          0.68%            1.23%           0.56%            2.80%           2.46%

     71.49%           1.46%      49.91%         29.44%           27.20%           4.56%            4.78%           0.00%
========================================================================================================================

  See notes to financial statements                                                                1998 ANNUAL REPORT 23

TIAA-CREF Mutual Funds
--------------------------------------------------------------------------------
Notes to Financial Statements December 31, 1998

NOTE 1. ORGANIZATION

TIAA-CREF Mutual Funds (the "Funds") is a Delaware business trust that was organized on January 13, 1997 and is registered with the Securities and Exchange Commission ("Commission") under the Investment Company Act of 1940 as an open-end management investment company. The Funds consist of six series (each referred to as a "Fund"), each of which commenced operations with an investment by Teachers Insurance and Annuity Association of America ("TIAA") on July 17, 1997. On September 2, 1997, the Funds began to publicly offer their shares, without a sales load, through their distributor, Teachers Personal Investors Services, Inc. ("TPIS"), a wholly-owned indirect subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Teachers Advisors, Inc. ("Advisors"), a wholly-owned indirect subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment management services for the Funds and is also responsible for providing, or obtaining at its own expense, the services reasonably necessary for the ordinary operation of the Funds.

At December 31, 1998, TIAA owned 51,877,013 shares of the Money Market Fund with a value of $51,877,013; 3,546,487 shares of the Bond Plus Fund with a value of $36,528,820; 3,867,884 shares of the Growth & Income Fund with a value of $51,588,894; 3,915,637 shares of the Growth Equity Fund with a value of $53,448,452; 4,476,593 shares of the International Equity Fund with a value of $47,183,290; and 5,266,926 shares of the Managed Allocation Fund with a value of $62,097,058.

At December 31, 1998, the Managed Allocation Fund owned 6,163,010 shares in the Bond Plus Fund, which amounted to 40.94% of the total shares outstanding; 2,886,719 shares in the Growth & Income Fund, which amounted to 16.54% of the total shares outstanding; 2,906,440 shares in the Growth Equity Fund, which amounted to 13.39% of the total shares outstanding; 1,805,014 shares in the International Equity Fund, which amounted to 16.05% of the total shares outstanding; and 1,840,704 shares in the Money Market Fund, which amounted to 0.82% of the total shares outstanding.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The following is a summary of the significant accounting policies followed by the Funds, which are in conformity with generally accepted accounting principles.

Valuation of Investments: Securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported, except for bonds which are valued at the most recent bid price or the equivalent quoted yield of such bonds. Foreign investments are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Values for money market instruments (other than those in the Money Market Fund) with maturities of one year or less are obtained from either one or more of the major market makers or derived from a pricing matrix that has various types of money market instruments along one axis and maturities, ranging from overnight to one year, along the other. This information is derived from one or more financial information services. For money market instruments with maturities longer than one year, these values are derived utilizing an independent pricing service when such prices are believed to reflect the fair value of these securities. For the Money Market Fund, securities are valued using the amortized cost method. The amortized cost method initially values securities at original cost and assumes a constant amortization to maturity of any discount or premium. Portfolio securities for which market quotations are not readily available (including restricted securities) are valued at fair value, as determined in good faith under the direction of the Board of Trustees.

Accounting for Investments: Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Realized gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Interest income is recognized on the accrual basis, and discounts and premiums on securities purchased are amortized using the effective yield method. Dividend income is recorded on the ex-dividend date, except for certain foreign dividends, which are recorded as the Funds are informed of the ex-dividend date.


24 1998 ANNUAL REPORT

TIAA-CREF Mutual Funds
--------------------------------------------------------------------------------
Notes to Financial Statements December 31, 1998 (Continued)

Foreign Currency Transactions and Translation: Foreign investments, bank deposits and forward foreign currency contracts are valued in U.S. dollars, based on the exchange rate each business day. Investments traded in foreign currencies are translated at exchange rates prevailing on the respective dates traded. Income is translated at approximate rates prevailing when earned. Asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the exchange rate each business day. The cumulative impact of changes in foreign exchange rates on portfolio investments sold during the period is reflected in the net realized gain (loss) on portfolio investments. The cumulative impact of changes in foreign exchange rates on portfolio investments held at the end of each business day is reflected in the net change in unrealized appreciation (depreciation) on portfolio investments. Currency gains and losses arising from the settlement of forward foreign currency contracts, changes in exchange rates between the trade and settlement dates of portfolio investment transactions, and changes in exchange rates between the accrual and receipt dates for dividend and interest income are recorded as net realized gains (losses) on foreign currency transactions. For assets (other than portfolio investments) and liabilities, changes in foreign exchange rates are reflected in the net change in unrealized appreciation (depreciation) on translation of assets (other than portfolio investments) and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts: The Funds may enter into forward foreign currency contracts to purchase or sell foreign currency to accommodate foreign investment transactions. Forward foreign currency contracts are "marked-to-market" at the end of each day's trading. Daily changes in the value of such contracts are reflected in the net change in unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies. When the contract is closed, payment is received or made and a realized gain or loss on foreign currency transactions is recognized, equal to the difference between the cost of the closing transaction and the basis in the contract. A Fund may also enter into a forward foreign currency contract to offset an existing contract. Forward foreign currency contracts are entered into directly with a counterparty and a Fund is exposed to the risk of default of such counterparty. The maximum potential loss from such risk is the aggregate face value in U.S. dollars at the time the contract is opened. There is no daily margin requirement for such contracts.

Securities Purchased on a When-Issued or Delayed Delivery Basis: The Funds may purchase securities on a when-issued or delayed delivery basis. In addition to the normal market risks, this exposes the Funds to the risk that the transaction may not be consummated. The price and interest rate of such securities are fixed at trade date. For when-issued purchases, a Fund does not earn interest on such security until settlement date.

Restricted Securities: Restricted securities held by the Funds, if any, may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in securities which are widely held and publicly traded.

Dividends to Shareholders: Dividends from net investment income, if any, for the Bond Plus Fund are declared and paid monthly; for the Growth & Income and Managed Allocation Funds are declared and paid quarterly; for the Growth Equity and International Equity Funds are declared and paid annually; and for the Money Market Fund are declared daily and paid monthly. Distributions from realized gains, if any, are declared and paid annually for each of the Funds. Undistributed net investment income and accumulated undistributed net realized gain (loss) on total investments may include temporary book and tax differences which will reverse in a subsequent period. Any permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Income Taxes: As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds will not be subject to income taxes to the extent that they distribute substantially all taxable income each year.

NOTE 3. MANAGEMENT AGREEMENT

Under the terms of an Investment Management Agreement, each Fund pays a fee for the management and administration of the Funds, based on the average daily net assets of each Fund. Advisors has currently waived its right to receive a portion of its fee from each Fund until July 1, 2000. As a result, during such waiver period, Advisors will receive the following percentages of each Fund's average daily net assets:


                                                           1998 ANNUAL REPORT 25

TIAA-CREF Mutual Funds
--------------------------------------------------------------------------------
Notes to Financial Statements December 31, 1998 (Concluded)

                                   MANAGEMENT                     MANAGEMENT FEE
                                      FEE            WAIVER        AFTER WAIVER
                                   ----------        ------       --------------
Money Market Fund                     0.79%           0.50%            0.29%
Bond Plus Fund                        0.80%           0.50%            0.30%
Growth & Income Fund                  0.93%           0.50%            0.43%
Growth Equity Fund                    0.95%           0.50%            0.45%
International Equity Fund             0.99%           0.50%            0.49%
Managed Allocation Fund               0.00%           0.00%            0.00%

Advisors will not receive a management fee for its services to the Managed Allocation Fund. However, shareholders in the Managed Allocation Fund will indirectly bear their pro rata share of the fees and expenses incurred by the Funds in which the Managed Allocation Fund invests.

NOTE 4. INVESTMENTS

At December 31, 1998, net unrealized appreciation (depreciation) of portfolio investments, consisting of gross unrealized appreciation and gross unrealized depreciation, was as follows:

                                        GROSS UNREALIZED          NET UNREALIZED
                                   APPRECIATION    DEPRECIATION    APPRECIATION
                                   -----------     -----------     -----------
Bond Plus Fund                     $ 2,147,060     $   131,113     $ 2,015,947
Growth & Income Fund                39,636,503       6,702,443      32,934,060
Growth Equity Fund                  64,468,985       8,281,359      56,187,626
International Equity Fund           20,188,433       8,803,533      11,384,900
Managed Allocation Fund             17,471,877              --      17,471,877

Purchases and sales of portfolio securities, other than short-term money market instruments, for the Funds other than the Money Market Fund, for the year ended December 31, 1998, were as follows:

                                 NON-                          NON-
                             GOVERNMENT     GOVERNMENT     GOVERNMENT     GOVERNMENT
                              PURCHASES      PURCHASES        SALES          SALES
                            ------------   ------------   ------------   ------------
Bond Plus Fund              $178,236,130   $459,112,800   $149,122,783   $390,240,320
Growth & Income Fund         228,000,823      3,208,127     95,734,529        751,849
Growth Equity Fund           247,807,445        810,123     76,114,858         46,790
International Equity Fund     75,180,710             --     20,005,654             --
Managed Allocation Fund       91,470,045             --      5,236,082             --

NOTE 5. TRUSTEE FEES

Each Fund, other than the Managed Allocation Fund, pays the Trustees who are not also officers or affiliated persons of the Funds, certain remuneration for their services, plus travel and other expenses incurred in attending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their services as Trustees.

NOTE 6. LINE OF CREDIT

The Growth & Income, Growth Equity, International Equity, and Managed Allocation Funds share in a $50 million unsecured revolving credit facility, for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. An annual commitment fee for the credit is borne by Advisors. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing. For the year ended December 31, 1998, there were no borrowings under the credit facility.


26 1998 ANNUAL REPORT

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS            MONEY MARKET FUND
                               December 31, 1998             Summary by Industry

            --------------------------------------------------------
                                                     VALUE        %
            --------------------------------------------------------
            SHORT TERM INVESTMENTS
            BANK NOTES                        $  2,999,353     1.33%
            BANKERS ACCEPTANCES                    450,172     0.20
            CERTIFICATES OF DEPOSIT              6,499,966     2.89
            COMMERCIAL PAPER                   167,243,288    74.27
            U.S. GOVERNMENT & AGENCIES          35,422,732    15.73
            VARIABLE RATE NOTES                 11,400,548     5.06
                                              ------------   ------
            TOTAL SHORT TERM INVESTMENTS
            (Cost $224,016,059)                224,016,059    99.48
                                              ------------   ------
            TOTAL PORTFOLIO
            (Cost $224,016,059)                224,016,059    99.48
            OTHER ASSETS & LIABILITIES, NET      1,171,239     0.52
                                              ------------   ------
            NET ASSETS                        $225,187,298   100.00%
                                              ============   ======

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS            MONEY MARKET FUND
                               December 31, 1998

-------------------------------------------------------------------
PRINCIPAL                                                  VALUE
-------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 99.48%

BANK NOTES -- 1.33%
              FIRST NATIONAL BANK
                OF CHICAGO
  $3,000,000    5.750%, 05/10/99                       $  2,999,353
                                                       ------------
BANKERS ACCEPTANCES -- 0.20%
              CITIBANK NA
     276,051    5.600%, 01/07/99                            275,793
     175,585    5.150%, 02/18/99                            174,379
                                                       ------------
                                                            450,172
                                                       ------------
CERTIFICATES OF DEPOSIT -- 2.89%
              CHASE MANHATTAN BANK
   6,000,000    5.100%, 01/25/99                          6,000,000
     500,000    5.745%, 05/10/99                            499,966
                                                       ------------
                                                          6,499,966
                                                       ------------
COMMERCIAL PAPER -- 74.27%
              AMERICAN HOME PRODUCTS
   7,000,000    5.100%, 02/19/99                          6,951,408
              ASSOCIATES CORP OF
                NORTH AMERICA
   2,320,000    5.040%, 01/20/99                          2,313,828
   2,000,000    5.170%, 02/05/99                          1,989,947
              BETA FINANCE, INC
   2,000,000  ~ 5.250%, 01/15/99                          1,995,914
   5,000,000  ~ 5.300%, 02/26/99                          4,958,778
              CAROLINA POWER & LIGHT CO
   4,534,000    5.500%, 01/29/99                          4,514,604
              CATERPILLAR FINANCIAL
                SERVICES CORP
   2,700,000    5.100%, 01/27/99                          2,690,055
   3,500,000    5.360%, 02/24/99                          3,471,859
              CIESCO LP
   5,000,000    5.050%, 02/10/99                          4,971,944
   1,150,000    5.250%, 02/11/99                          1,143,123
              CIT GROUP HOLDINGS, INC
   4,105,000    5.070%, 01/26/99                          4,090,546
              CITIGROUP
   2,000,000    5.200%, 02/01/99                          1,991,044
              COMMERCIAL CREDIT CO
   2,000,000    5.200%, 02/01/99                          1,991,044
              CORPORATE ASSET FUNDING
                CORP, INC
   2,100,000  ~ 5.200%, 01/06/99                          2,098,483
   2,500,000  ~ 5.370%, 01/07/99                          2,497,762
   2,000,000  ~ 5.300%, 01/27/99                          1,992,344
              DELAWARE FUNDING CORP
   5,000,000  ~ 5.400%, 01/08/99                          4,994,750
   2,000,000  ~ 5.400%, 01/11/99                          1,997,000
              DUPONT (E.I.) DE NEMOURS & CO
   2,370,000    5.120%, 01/12/99                          2,366,292
   2,700,000    5.170%, 01/13/99                          2,695,347
   1,485,000    5.140%, 02/05/99                          1,477,578


                                                           1998 ANNUAL REPORT 27

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS            MONEY MARKET FUND

-------------------------------------------------------------------
PRINCIPAL                                                  VALUE
-------------------------------------------------------------------
COMMERCIAL PAPER -- (Continued)
              EASTMAN KODAK CO
  $2,105,000    5.130%, 01/27/99                       $  2,097,200
              ENTERPRISE FUNDING CORP
   2,320,000  ~ 5.350%, 01/29/99                          2,310,346
   1,082,000  ~ 5.300%, 02/19/99                          1,074,194
     970,000  ~ 5.200%, 02/22/99                            962,714
              FORD MOTOR CREDIT CO
   2,000,000    5.140%, 01/21/99                          1,994,288
   3,395,000    5.460%, 01/27/99                          3,381,612
     170,000    5.250%, 02/19/99                            168,785
              GENERAL ELECTRIC CAPITAL CORP
   2,000,000    5.320%, 01/12/99                          1,996,748
   5,000,000    5.320%, 01/19/99                          4,986,699
              GENERAL MOTORS ACCEPTANCE
                CORP
   2,950,000    5.150%, 01/29/99                          2,938,183
              J.P. MORGAN & CO
   4,136,000    5.470%, 01/21/99                          4,123,431
              JOHN DEERE CAPITAL CORP
   3,275,000    5.320%, 01/25/99                          3,263,384
              MAY DEPARTMENT STORES CO
   7,000,000    5.225%, 01/08/99                          6,992,888
              MCCORMICK & CO, INC
   7,000,000    5.120%, 01/05/99                          6,996,017
              MCGRAW-HILL COS, INC
   7,000,000    5.200%, 01/29/99                          6,971,688
              MORGAN STANLEY DEAN WITTER
   3,000,000    5.490%, 01/22/99                          2,990,392
              MOTOROLA CREDIT CORP
   1,700,000    4.950%, 02/26/99                          1,686,910
              MOTOROLA, INC
   7,000,000    5.125%, 02/02/99                          6,968,111
              NATIONAL RURAL UTILITIES
                COOP FINANCE
   3,700,000    5.070%, 02/22/99                          3,672,903
              PARK AVENUE RECEIVABLES CORP
   1,600,000  ~ 5.320%, 01/21/99                          1,595,271
   3,000,000  ~ 5.450%, 01/28/99                          2,987,737
              PENNEY (J.C.) FUNDING CORP
   5,706,000    5.020%, 04/19/99                          5,620,067
              PROCTOR & GAMBLE CO
   7,000,000    5.050%, 02/12/99                          6,958,758
              RESEAU FERRE DE FRANCE
   5,000,000    5.050%, 03/02/99                          4,957,916
              SAINT PAUL COS
   5,430,000  ~ 5.300%, 01/22/99                          5,413,212
              SBC COMMUNICATIONS, INC
   2,552,000    5.100%, 01/04/99                          2,550,915
              SC JOHNSON & SON, INC
   1,000,000  ~ 5.100%, 01/20/99                            997,308
              THE STANLEY WORKS
   4,300,000  ~ 5.100%, 02/01/99                          4,281,116
              XEROX CAPITAL (EUROPE) PLC
   3,120,000    5.030%, 01/22/99                          3,110,845
                                                       ------------
                                                        167,243,288
                                                       ------------
U.S. GOVERNMENT & AGENCIES -- 15.73%
              FEDERAL HOME LOAN
                MORTGAGE CORP
   4,100,000    5.000%, 01/15/99                          4,092,027
  22,400,000    5.010%, 01/15/99                         22,356,357
   1,625,000    4.940%, 02/26/99                          1,612,512
     770,000    4.960%, 03/05/99                            763,316
   4,731,000    4.960%, 03/10/99                          4,686,675
   1,930,000    4.980%, 03/10/99                          1,911,845
                                                       ------------
                                                         35,422,732
                                                       ------------
VARIABLE RATE NOTES -- 5.06%
              FIRST UNION NATIONAL BANK, NC
   5,000,000    4.710%, 08/20/99                          5,000,000
              GOLDMAN SACHS GROUP LP
   2,000,000    5.259%, 02/01/99                          2,000,119
   2,000,000    5.300%, 02/24/99                          2,000,359
              MERRILL LYNCH & CO, INC
   1,000,000    4.930%, 01/14/99                          1,000,000
              MORGAN STANLEY DEAN WITTER
   1,400,000    5.000%, 01/15/99                          1,400,070
                                                       ------------
                                                         11,400,548
                                                       ------------
              TOTAL SHORT TERM INVESTMENTS
              (Cost $224,016,059)                       224,016,059
                                                       ------------
              TOTAL PORTFOLIO
              (Cost $224,016,059)                      $224,016,059
                                                       ============

----------
~     Commerical Paper issued under the private placement exemption under
      Section 4(2) of the Securities Act of 1933, as amended.

      The cost of investments for federal income tax purposes is substantially the same as the amount disclosed above.


28 1998 ANNUAL REPORT                          See notes to financial statements

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS               BOND PLUS FUND
                               December 31, 1998             Summary by Industry

-------------------------------------------------------------------
                                                 VALUE           %
-------------------------------------------------------------------
BONDS

CORPORATE BONDS
ASSET BACKED                                  $ 2,502,983     1.61%
CHEMICALS AND ALLIED PRODUCTS                   2,260,080     1.46
COMMUNICATIONS                                  7,288,370     4.70
DEPOSITORY INSTITUTIONS                         4,064,990     2.62
EATING AND DRINKING PLACES                      2,000,280     1.29
ELECTRIC, GAS, AND SANITARY
     SERVICES                                   4,015,141     2.59
FOOD AND KINDRED PRODUCTS                       2,119,820     1.37
GENERAL MERCHANDISE STORES                      2,006,620     1.29
HOLDING AND OTHER INVESTMENT
     OFFICES                                    1,964,651     1.27
NATIONAL SECURITY AND
     INTERNATIONAL AFFAIRS                      1,080,010     0.70
NONDEPOSITORY INSTITUTIONS                      5,007,570     3.23
PRINTING AND PUBLISHING                         3,049,680     1.97
SECURITY AND COMMODITY
   BROKERS                                      3,035,760     1.96
TRANSPORTATION EQUIPMENT                        1,028,750     0.66
                                             ------------   ------
TOTAL CORPORATE BONDS
(Cost $40,985,495)                             41,424,705    26.72
                                             ------------   ------
GOVERNMENT BONDS
AGENCY SECURITIES                              16,804,294    10.84%
FOREIGN GOVERNMENT BONDS                        1,004,530     0.65
MORTGAGE BACKED SECURITIES                     42,452,734    27.38
U.S. TREASURY SECURITIES                       49,179,999    31.72
                                             ------------   ------
TOTAL GOVERNMENT BONDS
(Cost $107,864,820)                           109,441,557    70.59
                                             ------------   ------
TOTAL BONDS
(Cost $148,850,315)                           150,866,262    97.31
                                             ------------   ------
SHORT TERM INVESTMENTS
COMMERCIAL PAPER                               22,362,302    14.43
                                             ------------   ------
TOTAL SHORT TERM INVESTMENTS
(Cost $22,362,302)                             22,362,302    14.43
                                             ------------   ------
TOTAL PORTFOLIO
(Cost $171,212,617)                           173,228,564   111.74
OTHER ASSETS & LIABILITIES, NET               (18,194,849)  (11.74)
                                             ------------   ------
NET ASSETS                                   $155,033,715   100.00%
                                             ============   ======

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS               BOND PLUS FUND
                               December 31, 1998

-------------------------------------------------------------------
PRINCIPAL                                  RATINGS+       VALUE
-------------------------------------------------------------------
BONDS -- 97.31%

CORPORATE BONDS -- 26.72%

ASSET BACKED -- 1.61%
              COMED TRANSITIONAL
                FUNDING TRUST
                SERIES 1998-1 (CLASS A5)
  $1,500,000    5.440%, 03/25/07             AAA       $  1,497,363
              GREEN TREE HOME
                EQUITY LOAN TRUST
                SERIES 1998-C (CLASS A3)
   1,000,000    6.180%, 07/15/29             AAA          1,005,620
                                                       ------------
                                                          2,502,983
                                                       ------------
CHEMICALS AND ALLIED PRODUCTS -- 1.46%
              AMERICAN HOME
                PRODUCTS NOTE
   2,000,000    7.900%, 02/15/05             A2           2,260,080
                                                       ------------
COMMUNICATIONS -- 4.70%
              BELLSOUTH
                TELECOMMUNICATIONS
                NOTE
  $2,000,000    6.500%, 06/15/05             AAA          2,128,220
              U.S. WEST
                COMMUNICATIONS
                NOTE
   1,000,000    5.625%, 11/15/08             A2           1,009,370
              MCI WORLDCOM, INC
                (SR NOTE)
   2,000,000    9.375%, 01/15/04             BAA2         2,072,140
   2,000,000    6.400%, 08/15/05             BAA2         2,078,640
                                                       ------------
                                                          7,288,370
                                                       ------------

+     As provided by Moody's Investors Services (Unaudited)


See notes to financial statements                          1998 ANNUAL REPORT 29

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS               BOND PLUS FUND

-------------------------------------------------------------------
PRINCIPAL                                  RATINGS+       VALUE
-------------------------------------------------------------------
DEPOSITORY INSTITUTIONS -- 2.62%
              BANK ONE CORP
                (SUB NOTE)
  $1,000,000    6.375%, 01/30/09             A1        $  1,039,490
              NATIONSBANK CORP
                (SR NOTE)
   3,000,000    5.750%, 03/15/01             AA2          3,025,500
                                                       ------------
                                                          4,064,990
                                                       ------------
EATING AND DRINKING PLACES -- 1.29%
              MCDONALD'S CORP
                (SR NOTE)
   2,000,000    5.350%, 09/15/08             AA2          2,000,280
                                                       ------------
ELECTRIC, GAS, AND SANITARY
  SERVICES -- 2.59%
              GEORGIA POWER CO
                (SR NOTE)
   1,000,000    5.500%, 12/01/05             A2             996,541
              U.S.A. WASTE Services,
                INC NOTE
   3,000,000    6.125%, 07/15/01             BAA3         3,018,600
                                                       ------------
                                                          4,015,141
                                                       ------------
FOOD AND KINDRED PRODUCTS -- 1.37%
              HEINZ (H.J.) & CO DEB
   2,000,000    6.375%, 07/15/28             A1           2,119,820
                                                       ------------
GENERAL MERCHANDISE STORES -- 1.29%
              WAL-MART STORES, INC
   2,000,000    5.650%, 02/01/10             AA2          2,006,620
                                                       ------------
HOLDING AND OTHER INVESTMENT
  OFFICES -- 1.27%
              ^ AMERCO, INC NOTE
   1,000,000    6.650%, 10/15/99             BA1          1,005,964
              ^ CRIIMI MAE CMBS CORP
                SERIES 1998-1 (CLASS A1)
     965,855    5.697%, 10/20/01             AAA            958,687
                                                       ------------
                                                          1,964,651
                                                       ------------
NATIONAL SECURITY AND INTERNATIONAL
  AFFAIRS -- 0.70%
              QUEBEC PROVINCE DEB
   1,000,000    7.000%, 01/30/07             A2           1,080,010
                                                       ------------
NONDEPOSITORY INSTITUTIONS -- 3.23%
              ASSOCIATES CORP NA
                (SR NOTE)
   1,000,000    5.750%, 11/01/03             AA3          1,008,970
              GENERAL MOTORS
                ACCEPTANCE COrp
                NOTE
   2,000,000    5.480%, 12/16/02             A2           1,996,460
              HOUSEHOLD FINANCE
                CORP (SR NOTE)
   2,000,000    5.875%, 09/25/04             A2           2,002,140
                                                       ------------
                                                          5,007,570
                                                       ------------
PRINTING AND PUBLISHING -- 1.97%
              ^ TIME WARNER, INC
                (PASS-THRU CERT)
   2,000,000    6.100%, 12/30/01             BAA3         2,032,220
                TIME WARNER, INC
                (GUARANTEE DEB)
   1,000,000    6.625%, 05/15/29             BAA3         1,017,460
                                                       ------------
                                                          3,049,680
                                                       ------------
SECURITY AND COMMODITY
  BROKERS -- 1.96%
              SALOMON SMITH BARNEY
                HOLDINGS
   3,000,000    6.250%, 05/15/03             AA3          3,035,760
                                                       ------------
TRANSPORTATION EQUIPMENT -- 0.66%
              LOCKHEED MARTIN CORP
   1,000,000    6.850%, 05/15/01             A3           1,028,750
                                                       ------------
TOTAL CORPORATE BONDS
(Cost $40,985,495)                                       41,424,705
                                                       ------------
GOVERNMENT BONDS -- 70.59%

AGENCY SECURITIES -- 10.84%
              FEDERAL HOME LOAN
                MORTGAGE CORP
                (FHLMC)
   2,000,000    6.070%, 09/21/00                          2,035,320
   1,700,000    5.125%, 10/15/08                          1,683,799
              FEDERAL NATIONAL
                MORTGAGE ASSOCIATION
                (FNMA)
   1,500,000    6.375%, 01/16/02                          1,555,545
   4,000,000    4.750%, 11/14/03                          3,948,760
              STUDENT LOAN
                MARKETING
                ASSOCIATION
                (SLMA)
   6,500,000    5.570%, 03/17/00                          6,543,680
              TENNESSEE VALLEY
                AUTHORITY DEB
   1,000,000    6.250%, 12/15/17                          1,037,190
                                                       ------------
                                                         16,804,294
                                                       ------------
FOREIGN GOVERNMENT BONDS -- 0.65%
              CANADA GOVERNMENT
   1,000,000    5.250%, 11/05/08             AA1          1,004,530
                                                       ------------
MORTGAGE BACKED SECURITIES -- 27.38%
              FEDERAL HOME LOAN
                MORTGAGE CORP
                (FHLMC)
   1,495,255    7.000%, 09/01/10                          1,527,492
              FEDERAL NATIONAL
                MORTGAGE
                ASSOCIATION (FNMA)
   1,843,039    6.000%, 12/01/08                          1,854,300

+     As provided by Moody's Investors Services (Unaudited)


30 1998 ANNUAL REPORT                          See notes to financial statements

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS               BOND PLUS FUND

-------------------------------------------------------------------
PRINCIPAL                                                 VALUE
-------------------------------------------------------------------

MORTGAGE BACKED SECURITIES -- (Continued)
              FEDERAL NATIONAL
                MORTGAGE
                ASSOCIATION (FNMA)
  $1,234,958    6.500%, 03/01/13                       $  1,252,766
   1,669,462    8.000%, 03/01/23                          1,733,636
     712,185    9.000%, 11/01/25                            753,798
     714,531    9.000%, 10/01/26                            755,945
   1,694,801    8.500%, 02/01/28                          1,774,762
     248,861    6.000%, 10/01/28                            245,593
   2,250,000  @ 6.000%, 02/25/29                          2,220,458
  13,500,000  @ 6.500%, 02/25/29                         13,588,560
   1,500,000  @ 7.000%, 02/25/29                          1,530,000
              GOVERNMENT NATIONAL
                MORTGAGE
                ASSOCIATION (GNMA)
     462,759    6.500%, 09/15/23                            467,817
   1,712,543    7.500%, 11/15/23                          1,767,361
     916,328    7.000%, 04/15/28                            938,027
   1,367,673    7.000%, 05/15/28                          1,400,060
     957,775    7.000%, 07/15/28                            979,919
     714,743    7.500%, 08/15/28                            737,523
   5,981,158    7.000%, 10/15/28                          6,119,442
   2,777,500    6.500%, 12/15/28                          2,805,275
                                                       ------------
                                                         42,452,734
                                                       ------------
U.S. TREASURY SECURITIES -- 31.72%
              U.S. TREASURY BONDS
   2,000,000    14.000%, 11/15/11                         3,168,440
   1,700,000    12.000%, 08/15/13                         2,595,424
   1,100,000     8.125%, 08/15/21                         1,486,375
   5,500,000     8.000%, 11/15/21                         7,353,665
   5,000,000     6.375%, 08/15/27                         5,746,850
              U.S. TREASURY NOTES
   3,000,000     5.750%, 11/15/00                         3,060,820
   3,500,000     5.625%, 02/28/01                         3,570,000
   4,000,000     7.500%, 11/15/01                         4,301,240
   4,500,000     5.750%, 10/31/02                         4,661,730
   1,000,000     4.250%, 11/15/03                           987,190
   1,000,000     6.500%, 05/15/05                         1,095,940
   5,500,000     7.000%, 07/15/06                         6,262,245
   3,500,000     6.500%, 10/15/06                         3,882,270
   1,000,000     4.750%, 11/15/08                         1,007,810
                                                       ------------
                                                         49,179,999
                                                       ------------
TOTAL GOVERNMENT BONDS
(Cost $107,864,820)                                     109,441,557
                                                       ------------
              TOTAL BONDS
              (Cost $148,850,315)                       150,866,262
                                                       ------------
SHORT TERM INVESTMENTS -- 14.43%

COMMERCIAL PAPER -- 14.43%
              CIESCO LP
   4,893,000    5.250%, 01/04/99                          4,890,859
              COX COMMUNICATIONS,
                INC
   7,500,000  *~5.880%, 01/11/99                          7,487,753
              TEXAS UTILITIES CO
  10,000,000  *~5.870%, 01/11/99                          9,983,690
                                                       ------------
                                                         22,362,302
                                                       ------------
              TOTAL SHORT TERM INVESTMENTS
              (Cost $22,362,302)                         22,362,302
                                                       ------------
              TOTAL PORTFOLIO
              (Cost $171,212,617)                      $173,228,564
                                                       ============

----------
~     Commercial Paper issued under the private placement exemption under
      Section 4(2) of the Securities Act of 1933, as amended.

^ Security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 1998, the value of these securities amounted to $3,996,871 or 2.58% of net assets.

* All or a portion of this security has been segregated by the Custodian to cover securities purchased on a delayed delivery basis.

@     These securities were purchased on a delayed delivery basis.

----------
      OTHER INFORMATION:

      The composition of long-term debt holdings as a percentage of total value of investment in debt securities, is as follows:

                                MOODY'S RATINGS+

                             AAA, AA, A      20.68%

                             BAA              6.77%

                             BA               0.67%

      U.S. Government obligations represent 71.88% of the long-term debt portfolio value and are not reflected in the above ratings.

      The cost of investments for federal income tax purposes is substantially the same as the amount disclosed above.


See notes to financial statements                          1998 ANNUAL REPORT 31

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS         GROWTH & INCOME FUND
                               December 31, 1998             Summary by Industry

-------------------------------------------------------------------
                                                  VALUE          %
-------------------------------------------------------------------
PREFERRED STOCK
RUBBER AND MISCELLANEOUS
   PLASTIC PRODUCTS                            $   12,294     0.00%
                                             ------------   ------
TOTAL PREFERRED STOCK
(Cost $10,534)                                     12,294     0.00
                                             ------------   ------
COMMON STOCK
AGRICULTURAL
   PRODUCTION-CROPS                               140,400     0.06
AMUSEMENT AND RECREATION
   SERVICES                                        34,512     0.01
APPAREL AND ACCESSORY STORES                    1,078,147     0.46
APPAREL AND OTHER TEXTILE
   PRODUCTS                                       158,918     0.07
AUTO REPAIR, SERVICES AND PARKING                  32,210     0.01
AUTOMOTIVE DEALERS AND
   SERVICE STATIONS                                39,212     0.02
BUILDING MATERIALS AND
   GARDEN SUPPLIES                              2,431,810     1.05
BUSINESS SERVICES                              15,002,190     6.45
CHEMICALS AND ALLIED PRODUCTS                  32,816,492    14.11
COMMUNICATIONS                                 30,249,933    13.00
DEPOSITORY INSTITUTIONS                        13,000,436     5.59
EATING AND DRINKING PLACES                      1,027,532     0.44
ELECTRIC, GAS, AND SANITARY
   SERVICES                                     4,705,182     2.02
ELECTRONIC AND OTHER ELECTRIC
   EQUIPMENT                                   17,777,802     7.64
ENGINEERING AND MANAGEMENT
   SERVICES                                        46,218     0.02
FABRICATED METAL PRODUCTS                       1,546,326     0.66
FOOD AND KINDRED PRODUCTS                       9,621,640     4.14
FOOD STORES                                     2,529,994     1.09
FORESTRY                                           14,287     0.01
FURNITURE AND HOME
   FURNISHINGS STORES                             150,281     0.06
GENERAL BUILDING CONTRACTORS                       60,105     0.03
GENERAL MERCHANDISE STORES                      6,872,815     2.95
HEALTH SERVICES                                 1,363,772     0.59
HEAVY CONSTRUCTION, EXCEPT
   BUILDING                                        39,368     0.02
HOLDING AND OTHER
   INVESTMENT OFFICES                              16,652     0.01
HOTELS AND OTHER LODGING PLACES                   163,044     0.07
INDUSTRIAL MACHINERY AND
   EQUIPMENT                                   18,721,285     8.05
INSTRUMENTS AND RELATED
   PRODUCTS                                     5,656,955     2.43
INSURANCE AGENTS, BROKERS
   AND SERVICE                                     96,421     0.04
INSURANCE CARRIERS                             15,621,151     6.72
LEATHER AND LEATHER PRODUCTS                        2,625     0.00
LOCAL AND INTERURBAN
   PASSENGER TRANSIT                              346,150     0.15
LUMBER AND WOOD PRODUCTS                          131,911     0.06
METAL MINING                                      250,349     0.11
MISCELLANEOUS MANUFACTURING
   INDUSTRIES                                      91,230     0.04
MISCELLANEOUS RETAIL                              858,728     0.37
MOTION PICTURES                                 1,460,662     0.63
NONDEPOSITORY INSTITUTIONS                      6,722,131     2.89
OIL AND GAS EXTRACTION                          1,813,429     0.78
PAPER AND ALLIED PRODUCTS                       2,105,312     0.91
PERSONAL SERVICES                                 141,900     0.06
PETROLEUM AND COAL PRODUCTS                    10,959,408     4.71
PRIMARY METAL INDUSTRIES                          446,682     0.19
PRINTING AND PUBLISHING                         3,963,333     1.70
RAILROAD TRANSPORTATION                           654,937     0.28
RUBBER AND MISCELLANEOUS
   PLASTIC PRODUCTS                             1,729,200     0.74
SECURITY AND COMMODITY
   BROKERS                                      2,056,850     0.88
STONE, CLAY, AND GLASS PRODUCTS                   297,371     0.13
TEXTILE MILL PRODUCTS                              10,236     0.00
TOBACCO PRODUCTS                                2,241,400     0.96
TRANSPORTATION BY AIR                           1,421,079     0.61
TRANSPORTATION EQUIPMENT                        7,552,218     3.25
WATER TRANSPORTATION                               81,600     0.04
WHOLESALE TRADE-DURABLE
   GOODS                                          948,686     0.41
WHOLESALE TRADE-NONDURABLE
   GOODS                                        2,938,263     1.26
                                             ------------   ------
TOTAL COMMON STOCK
(Cost $197,308,480)                           230,240,780    98.98
                                             ------------   ------
SHORT TERM INVESTMENT
U.S. GOVERNMENT AGENCy                          2,223,212     0.96
                                             ------------   ------
TOTAL SHORT TERM INVESTMENT
(Cost $2,223,212)                               2,223,212     0.96
                                             ------------   ------
TOTAL PORTFOLIO
(Cost $199,542,226)                           232,476,286    99.94
OTHER ASSETS & LIABILITIES, NET                   148,356     0.06
                                             ------------   ------
NET ASSETS                                   $232,624,642   100.00%
                                             ============   ======


32 1998 ANNUAL REPORT                          See notes to financial statements

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS         GROWTH & INCOME FUND
                               December 31, 1998

-------------------------------------------------------------------
SHARES                                                    VALUE
-------------------------------------------------------------------
PREFERRED STOCK -- 0.00%

RUBBER AND MISCELLANEOUS
PLASTIC PRODUCTS -- 0.00%
         237  SEALED AIR CORP (CLASS A)                  $   12,294
                                                       ------------
TOTAL PREFERRED STOCK
(Cost $10,534)                                               12,294
                                                       ------------
COMMON STOCK -- 98.98%

AGRICULTURAL PRODUCTION--CROPS -- 0.06%
       5,200  PIONEER-HI-BRED
                INTERNATIONAL, INC                          140,400
                                                       ------------
AMUSEMENT AND RECREATION
SERVICES -- 0.01%
       2,200* HARRAH'S ENTERTAINMENT,
                INC                                          34,512
                                                       ------------
APPAREL AND ACCESSORY STORES -- 0.46%
       1,634 *ABERCROMBIE & FITCH CO
                (CLASS A)                                   115,605
         700 *CHARMING SHOPPES, INC                           3,018
      13,142  GAP, INC                                      739,237
       1,000  NORDSTROM, INC                                 34,687
       6,400  TJX COS, INC                                  185,600
                                                       ------------
                                                          1,078,147
                                                       ------------
APPAREL AND OTHER TEXTILE PRODUCTS -- 0.07%
       1,200 *FRUIT OF THE LOOM, INC
                (CLASS A)                                    16,575
         500  LIZ CLAIBORNE, INC                             15,781
       2,700  VF CORP                                       126,562
                                                       ------------
                                                            158,918
                                                       ------------
AUTO REPAIR, SERVICES AND PARKING -- 0.01%
         116  MIDAS, INC                                      3,610
       1,100  RYDER SYSTEM, INC                              28,600
                                                       ------------
                                                             32,210
                                                       ------------
AUTOMOTIVE DEALERS AND SERVICE
STATIONS -- 0.02%
       1,000 *AUTOZONE, INC                                  32,937
         400  PEP BOYS MANNY, MOE,
                & JACK CO                                     6,275
                                                       ------------
                                                             39,212
                                                       ------------
BUILDING MATERIALS AND GARDEN
SUPPLIES -- 1.05%
      30,625  HOME DEPOT, INC                             1,873,867
      10,900  LOWES COS, INC                                557,943
                                                       ------------
                                                          2,431,810
                                                       ------------
BUSINESS SERVICES -- 6.45%
      35,000 *24/7 MEDIA, INC                               980,000
         500  ADOBE SYSTEMS, INC                             23,375
      21,650 *ASCEND COMMUNICATIONS,
                INC                                       1,423,487
       1,000  AUTODESK, INC                                  42,687
       2,000  AUTOMATIC DATA PROCESSING, INC                160,375
       2,200 *BMC SOFTWARE, INC                              98,037
         600 *CERIDIAN CORP                                  41,887
         100 *CHOICEPOINT, INC                                6,450
      16,550  COMPUTER ASSOCIATES
                INTERNATIONAL, INC                          705,443
       2,500 *COMPUTER SCIENCES CORP                        161,093
       1,000  ELECTRONIC DATA SYSTEMS CORP                   50,250
       4,000  EQUIFAX, INC                                  136,750
      15,100  FIRST DATA CORP                               478,481
      16,600  HBO & CO                                      476,212
       2,700  IMS HEALTH, INC                               203,681
         300 *INTERGRAPH CORP                                 1,725
       3,570  INTERPUBLIC GROUP OF COS, INC                 284,707
      52,820 *MICROSOFT CORP                              7,325,473
         900  NIELSEN MEDIA RESEARCH                         16,200
       2,400 *NOVELL, INC                                    43,500
         233  OMNICOM GROUP, INC                             13,514
      24,950 *ORACLE CORP                                 1,075,968
       1,800 *PARAMETRIC TECHNOLOGY CORP                     29,475
       3,400  PAYCHEX, INC                                  174,887
         280 *SAFETY-KLEEN CORP                               3,955
         200  SHARED MEDICAL SYSTEMS CORP                     9,975
       5,400 *SUN MICROSYSTEMS, INC                         462,375
      17,675 *YOUNG & RUBICAM, INC                          572,228
                                                       ------------
                                                         15,002,190
                                                       ------------
CHEMICALS AND ALLIED PRODUCTS -- 14.11%
      27,461  ABBOTT LABORATORIES CO                      1,345,589
       6,200  AIR PRODUCTS & CHEMICALS, INC                 248,000
       1,100  ALBERTO CULVER CO (CLASS B)                    29,356
          20 *ALLERGAN SPECIALTY
                THERAPEUTICS, INC (CLASS A)                     186
       1,100  ALLERGAN, INC                                  71,225
         600 *ALZA CORP                                      31,350
      45,291  AMERICAN HOME PRODUCTS
                CORP                                      2,550,449
       9,800 *AMGEN, INC                                  1,024,712
       1,800  AVON PRODUCTS, INC                             79,650
      23,365  BRISTOL MYERS SQUIBB CO                     3,126,529
       1,300  CLOROX CO                                     151,856
      13,591  COLGATE PALMOLIVE CO                        1,262,264
          30 *CRESCENDO PHARMACEUTICALS
                CORP                                            408
       1,600  DOW CHEMICAL CO                               145,500
      13,200  DU PONT (E.I.) DE NEMOURS & CO                700,425
         500  EASTMAN CHEMICAL CO                            22,375
       2,200  ECOLAB, INC                                    79,612
         900 *FMC CORP                                       50,400
         500 *GRACE W.R. & CO                                 7,843
         400  GREAT LAKES CHEMICAL CORP                      16,000


See notes to financial statements                          1998 ANNUAL REPORT 33

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS         GROWTH & INCOME FUND

-------------------------------------------------------------------
SHARES                                                      VALUE
-------------------------------------------------------------------
CHEMICALS AND ALLIED PRODUCTS -- (Continued)
       2,400  HERCULES, INC                              $   65,700
       2,000  INTERNATIONAL FLAVORS &
                FRAGRANCES, INC                              88,375
      15,900  JOHNSON & JOHNSON CO                        1,333,612
      22,000  LILLY (ELI) & CO                            1,955,250
         500  MALLINCKRODT, INC                              15,406
      33,224  MERCK & CO, INC                             4,906,769
       5,800  MONSANTO CO                                   275,500
       2,500  MORTON INTERNATIONAL, INC                      61,250
         500  NALCO CHEMICAL CORP                            15,500
         100 *OCTEL CORP                                      1,387
      31,824  PFIZER, INC                                 3,991,923
       8,100  PHARMACIA & UPJOHN, INC                       458,662
       3,700  PPG INDUSTRIES, INC                           215,525
       5,300  PRAXAIR, INC                                  186,825
      37,591  PROCTER & GAMBLE CO                         3,432,528
      27,921  ROHM & HAAS CO                                841,120
      30,174  SCHERING-PLOUGH CORP                        1,667,113
       1,200  SHERWIN-WILLIAMS CO                            35,250
         700  SIGMA ALDRICH CORP                             20,562
       2,100  UNION CARBIDE CORP                             89,250
      80,000  USEC, INC                                   1,110,000
      14,700  WARNER-LAMBERT CO                           1,105,256
                                                       ------------
                                                         32,816,492
                                                       ------------
COMMUNICATIONS -- 13.00%
      10,585 *AIRTOUCH COMMUNICATIONS,
                INC                                         763,443
         652 *ALCATEL S.A. ADR                               15,933
      10,200  ALLTEL CORP                                   610,087
      16,500  AMERITECH CORP                              1,045,687
      57,396  AT & T CORP                                 4,319,049
      30,208  BELL ATLANTIC CORP                          1,601,024
      29,600  BELLSOUTH CORP                              1,476,300
       4,400  CBS CORP                                      144,100
      21,574 *CHANCELLOR MEDIA CORP
                (CLASS A)                                 1,032,855
      24,646 *CLEAR CHANNEL
                COMMUNICATIONS, INC                       1,343,207
       6,900  COMCAST CORP (CLASS A) SPECIAL                404,943
      31,892 *ERICSSON TELEFON (LM)
                SERIES B ADR                                763,414
       1,100  FRONTIER CORP                                  37,400
      16,700  GTE CORP                                    1,085,500
      22,620 *INFINITY BROADCASTING CORP
                (CLASS A)                                   619,222
      33,296  LUCENT TECHNOLOGIES, INC                    3,662,560
      40,896 *MCI WORLDCOM, INC                           2,934,288
       7,600 *MEDIA ONE GROUP, INC                          357,200
       1,200 *NEXTEL COMMUNICATIONS, INC
                (CLASS A)                                    28,350
     150,000 *OMNIPOINT CORP                              1,396,875
      58,794  SBC COMMUNICATIONS, INC                     3,152,828
       3,000  SPRINT CORP (FON GROUP)                       252,375
       1,500 *SPRINT CORP (PCS GROUP)                        34,687
       6,927 *TELE-COMMUNICATIONS, INC
                (CLASS A)                                   383,149
       3,346 *TELECOM-TCI VENTURES GROUP
                (CLASS A)                                    78,840
      12,514  U.S. WEST, INC                                808,717
       7,100 *VIACOM, INC (CLASS B)                         525,400
      60,000 *VIATEL, INC                                 1,372,500
                                                       ------------
                                                         30,249,933
                                                       ------------
DEPOSITORY INSTITUTIONS -- 5.59%
       5,400  BANK OF NEW YORK CO, INC                      217,350
      28,434  BANK ONE CORP                               1,451,911
      41,892  BANKAMERICA CORP                            2,518,756
       3,400  BANKBOSTON CORP                               132,387
         500  BANKERS TRUST CORP                             42,718
       1,100 *BB&T CORP                                      44,343
      15,000  CHASE MANHATTAN CORP                        1,020,937
       2,950  COMERICA, INC                                 201,153
       3,050  FIFTH THIRD BANCORP                           217,503
      14,479  FIRST UNION CORP                              880,504
       9,700  FLEET FINANCIAL GROUP, INC                    433,468
       1,800 *GOLDEN WEST FINANCIAL CORP                    165,037
       4,200  HUNTINGTON BANCSHARES, INC                    126,262
      15,100  KEYCORP                                       483,200
      12,275  MBNA CORP                                     306,107
       1,800  MELLON BANK CORP                              123,750
       6,000  MERCANTILE BANCORP, INC                       276,750
       3,500  MORGAN (J.P.) & CO, INC                       367,718
       4,900  NATIONAL CITY CORP                            355,250
      11,900  PNC BANK CORP                                 644,087
       4,650  PROVIDIAN FINANCIAL CORP                      348,750
       2,500  REPUBLIC NEW YORK CORP                        113,906
       3,700  SUMMIT BANCORP                                161,643
       2,200  SUNTRUST BANKS, INC                           168,300
       4,965  U.S. BANCORP                                  176,257
       5,000 *UNION PLANTERS CORP                           226,562
       1,100  WACHOVIA CORP                                  96,181
       5,530  WASHINGTON MUTUAL, INC                        211,176
      37,270  WELLS FARGO CO                              1,488,470
                                                       ------------
                                                         13,000,436
                                                       ------------
EATING AND DRINKING PLACES -- 0.44%
       2,300  DARDEN RESTAURANTS, INC                        41,400
       1,800  MARRIOTT INTERNATIONAL
                (CLASS A)                                    52,200
      11,164  MCDONALD'S CORP                               855,441
         225 *SODEXHO MARRIOTT
                SERVICES, INC                                 6,229
       1,050 *TRICON GLOBAL
                RESTAURANTS, INC                             52,631
         900  WENDYS INTERNATIONAL, INC                      19,631
                                                       ------------
                                                          1,027,532
                                                       ------------


34 1998 ANNUAL REPORT                          See notes to financial statements

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS         GROWTH & INCOME FUND

-------------------------------------------------------------------
SHARES                                                      VALUE
-------------------------------------------------------------------
ELECTRIC, GAS, AND SANITARY
SERVICES -- 2.02%
       4,600  AMEREN CORP                              $    196,362
       6,500  AMERICAN ELECTRIC POWER
                CO, INC                                     305,906
       3,200  BALTIMORE GAS & ELECTRIC CO                    98,800
       3,700  BROWNING FERRIS INDUSTRIES, INC               105,218
       1,000  CAROLINA POWER & LIGHT CO                      47,062
       4,900  CENTRAL & SOUTH WEST CORP                     134,443
       5,600  CINERGY CORP                                  192,500
       5,400  COASTAL CORP                                  188,662
       1,700  COLUMBIA ENERGY GROUP                          98,175
       1,600  CONSOLIDATED EDISON CO
                OF N.Y., INC                                 84,600
       2,500  CONSOLIDATED NATURAL GAS CO                   135,000
       1,300  DOMINION RESOURCES, INC                        60,775
       5,100  DTE ENERGY CO                                 218,662
       2,500  DUKE ENERGY CORP                              160,156
         100  EASTERN ENTERPRISES CO                          4,375
       7,500  EDISON INTERNATIONAL CO                       209,062
       2,600  ENRON CORP                                    148,362
       4,300  ENTERGY CORP                                  133,837
       8,000  FIRSTENERGY CORP                              260,500
       1,755  FPL GROUP, INC                                108,151
       4,200  GPU, INC                                      185,587
       1,710  HOUSTON INDUSTRIES, INC                        54,933
       4,354 *NIAGARA MOHAWK POWER CORP                      70,208
         400  NICOR, INC                                     16,900
       5,300  NORTHERN STATES POWER CO                      147,075
         200  ONEOK, INC                                      7,225
       2,000  PACIFICORP                                     42,125
       4,900  PECO ENERGY CO                                203,962
         200  PEOPLES ENERGY CORP                             7,975
       2,800  PG&E CORP                                      88,200
       2,647  PP&L RESOURCES, INC                            73,785
       5,100  PUBLIC SERVICE ENTERPRISE
                GROUP, INC                                  204,000
       4,102  SEMPRA ENERGY                                 104,088
         600  SONAT, INC                                     16,237
       4,700  SOUTHERN CO                                   136,593
       1,612  TEXAS UTILITIES CO                             75,260
       1,500  UNICOM CORP                                    57,843
       5,447  WASTE MANAGEMENT, INC                         253,966
       2,200  WILLIAMS COS, INC                              68,612
                                                       ------------
                                                          4,705,182
                                                       ------------
ELECTRONIC AND OTHER ELECTRIC
EQUIPMENT -- 7.64%
       1,000 *ADVANCED MICRO DEVICES, INC                    28,937
         500  AEROQUIP-VICKERS, INC                          14,968
       3,600  ALLEGHENY TELEDYNE, INC                        73,575
       1,308  AMP, INC                                       68,097
       1,500 *ANDREW CORP                                    24,750
         333 *COMMSCOPE, INC                                  5,598
      16,280  COOPER INDUSTRIES, INC                        776,352
       5,200  EMERSON ELECTRIC CO                           314,600
      69,504  GENERAL ELECTRIC CO                         7,093,752
       3,300 *GENERAL INSTRUMENT CORP                       111,993
         250 *GENERAL SEMICONDUCTOR, INC                      2,046
       1,700  HARRIS CORP                                    62,262
      38,695  INTEL CORP                                  4,587,775
       3,100 *LSI LOGIC CORP                                 49,987
         700  MAYTAG CO                                      43,575
       2,400 *MICRON TECHNOLOGY, INC                        121,350
       5,900  MOTOROLA, INC                                 360,268
       1,000 *NATIONAL SEMICONDUCTOR
                CORP                                         13,500
         600  NATIONAL SERVICE INDUSTRIES,
                INC                                          22,800
      20,800 *NEWBRIDGE NETWORKS CORP                       631,800
      15,083  NOKIA OYJ ADR                               1,816,558
      10,040  NORTHERN
                TELECOMMUNICATIONS LTD (U.S.)               503,255
       1,800  RAYCHEM CORP                                   58,162
         500  SCIENTIFIC-ATLANTA, INC                        11,406
       3,900 *TELLABS, INC                                  267,393
       6,700  TEXAS INSTRUMENTS, INC                        573,268
       1,000  THOMAS & BETTS CORP                            43,312
       1,742  WHIRLPOOL CORP                                 96,463
                                                       ------------
                                                         17,777,802
                                                       ------------
ENGINEERING AND MANAGEMENT
SERVICES -- 0.02%
       1,200  DUN & BRADSTREET CORP                          37,875
         300  EG & G, INC                                     8,343
                                                       ------------
                                                             46,218
                                                       ------------
FABRICATED METAL PRODUCTS -- 0.66%
         200  BALL CORP                                       9,150
         450  CRANE CO                                       13,584
         900  CROWN CORK & SEAL CO, INC                      27,731
      18,900  GILLETTE CO                                   913,106
       8,600  MASCO CORP                                    247,250
       2,850  PARKER-HANNIFIN CORP                           93,337
       3,500  ROCKWELL INTERNATIONAL
                CORP                                        169,968
         400  SNAP-ON, INC                                   13,925
       2,100  STANLEY WORKS CO                               58,275
                                                       ------------
                                                          1,546,326
                                                       ------------
FOOD AND KINDRED PRODUCTS -- 4.14%
          70 *AGRIBRANDS INTERNATIONAL, INC                   2,100
       8,300  ANHEUSER BUSCH COS, INC                       544,687
      20,179  ARCHER DANIELS MIDLAND CO                     346,826
       5,800  BESTFOODS, INC                                308,850
         500  BROWN FORMAN, INC (CLASS B)                    37,843
       4,600  CAMPBELL SOUP CO                              253,000
      40,126  COCA COLA CO                                2,683,426
       8,500  COCA COLA ENTERPRISES, INC                    303,875


See notes to financial statements                          1998 ANNUAL REPORT 35

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS         GROWTH & INCOME FUND

-------------------------------------------------------------------
SHARES                                                      VALUE
-------------------------------------------------------------------
FOOD AND KINDRED PRODUCTS -- (Continued)
       9,600  CONAGRA, INC                             $    302,400
         300  COORS (ADOLPH) CO (CLASS B)                    16,931
         250  CORN PRODUCTS
                INTERNATIONAL, INC                            7,593
       5,300  GENERAL MILLS, INC                            412,075
       4,300  HEINZ (H.J.) CO                               243,487
       1,000  HERSHEY FOODS CORP                             62,187
       2,800  KELLOGG CO                                     95,550
      45,532  PEPSICO, INC                                1,863,966
       4,000  QUAKER OATS CO                                238,000
      45,800  RALSTON PURINA CO                           1,482,775
       6,600  SARA LEE CORP                                 186,037
       3,500  SEAGRAMS CO LTD (U.S.)                        133,000
         320 *VLASIC FOODS
                INTERNATIONAL, INC                            7,620
         700  WHITMAN CORP                                   17,762
         800  WRIGLEY (WM) JR CO                             71,650
                                                       ------------
                                                          9,621,640
                                                       ------------
FOOD STORES -- 1.09%
       4,200  ALBERTSONS, INC                               267,487
       4,700  AMERICAN STORES CO                            173,606
         300  GREAT ATLANTIC & PACIFIC
                TEA CO, INC                                   8,887
       7,500 *KROGER CO                                     453,750
      25,951 *SAFEWAY, INC                                1,581,389
       1,000  WINN DIXIE STORES, INC                         44,875
                                                       ------------
                                                          2,529,994
                                                       ------------
FORESTRY -- 0.01%
         600  GEORGIA-PACIFIC CORP
                (TIMBER GROUP)                               14,287
                                                       ------------
FURNITURE AND HOMEFURNISHINGS
STORES -- 0.06%
         700  CIRCUIT CITY STORES-CIRCUIT
                CITY GROUP                                   34,956
       2,800  TANDY CORP                                    115,325
                                                       ------------
                                                            150,281
                                                       ------------
GENERAL BUILDING CONTRACTORS -- 0.03%
         700  CENTEX CORP                                    31,543
         800  KAUFMAN & BROAD HOME CORP                      23,000
         200  PULTE CORP                                      5,562
                                                       ------------
                                                             60,105
                                                       ------------
GENERAL MERCHANDISE STORES -- 2.95%
       1,400 *COSTCO COS, INC                               101,062
      21,920  DAYTON HUDSON CORP                          1,189,160
       2,200  DILLARDS, INC (CLASS A)                        62,425
       3,000 *FEDERATED DEPARTMENT
                STORES, INC                                 130,687
         500  HARCOURT GENERAL, INC                          26,593
      16,700 *K MART CORP                                   255,718
       3,000  MAY DEPARTMENT STORES CO                      181,125
       1,700  PENNEY (J.C.) CO, INC                          79,687
      15,500  SEARS ROEBUCK & CO                            658,750
         900 *VENATOR GROUP, INC                              5,793
      51,350  WAL-MART STORES, INC                        4,181,815
                                                       ------------
                                                          6,872,815
                                                       ------------
HEALTH SERVICES -- 0.59%
         700 *BEVERLY ENTERPRISES, INC                        4,725
       6,100  COLUMBIA/HCA HEALTHCARE
                CORP                                        150,975
       1,000 *HCR MANOR CARE                                 29,375
       5,616 *HEALTHSOUTH CORP                               86,697
      41,600 *TENET HEALTHCARE CORP                       1,092,000
                                                       ------------
                                                          1,363,772
                                                       ------------
HEAVY CONSTRUCTION, EXCEPT
BUILDING -- 0.02%
         600  FLUOR CORP                                     25,537
         300  FOSTER WHEELER CORP                             3,956
         400  MCDERMOTT INTERNATIONAL,
                INC                                           9,875
                                                       ------------
                                                             39,368
                                                       ------------
HOLDING AND OTHER INVESTMENT
OFFICES -- 0.01%
         734  STARWOOD HOTELS &
                RESORTS TRUST                                16,652
                                                       ------------
                                                             16,652
                                                       ------------
HOTELS AND OTHER LODGING PLACES -- 0.07%
       5,443 *CENDANT CORP                                  103,757
       3,100  HILTON HOTELS CORP                             59,287
                                                       ------------
                                                            163,044
                                                       ------------
INDUSTRIAL MACHINERY AND
EQUIPMENT -- 8.05%
      33,555 *3COM CORP                                   1,503,683
       4,100 *APPLE COMPUTER, INC                           167,843
       6,100 *APPLIED MATERIALS, INC                        260,393
       5,840  BAKER HUGHES, INC                             103,295
         600  BLACK & DECKER CORP                            33,637
         700  BRUNSWICK CORP                                 17,325
       1,100 *CABLETRON SYSTEMS, INC                          9,212
         500  CASE CORP                                      10,906
       2,600  CATERPILLAR, INC                              119,600
      25,850 *CISCO SYSTEMS, INC                          2,399,203
      21,108  COMPAQ COMPUTER CORP                          885,216
         300  CUMMINS ENGINE CO, INC                         10,650
         300 *DATA GENERAL CORP                               4,931
       4,700  DEERE & CO                                    155,687


36 1998 ANNUAL REPORT                          See notes to financial statements

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS         GROWTH & INCOME FUND

-------------------------------------------------------------------
SHARES                                                      VALUE
-------------------------------------------------------------------
INDUSTRIAL MACHINERY AND
EQUIPMENT -- (Continued)
      34,990 *DELL COMPUTER CORP                        $ 2,560,830
       1,600  DOVER CORP                                     58,600
       9,000 *EMC CORP                                      765,000
         300  HARNISCHFEGER INDUSTRIES, INC                   3,056
      17,076  HEWLETT-PACKARD CO                          1,166,504
         350  HUSSMANN INTERNATIONAL, INC                     6,781
       2,350  INGERSOLL-RAND CO                             110,303
      22,760  INTERNATIONAL BUSINESS
                MACHINES CORP                             4,204,910
         600  MILACRON, INC                                  11,550
       2,900  MINNESOTA MINING &
                MANUFACTURING CO                            206,262
         100  NACCO INDUSTRIES, INC (CLASS A)                 9,200
         900  PALL CORP                                      22,781
       2,000  PITNEY BOWES, INC                             132,125
       8,600 *SEAGATE TECHNOLOGY, INC                       260,150
       6,400 *SILICON GRAPHICS, INC                          82,400
       3,700  TENNECO, INC                                  126,031
         900  TIMKEN CO                                      16,987
      43,051  TYCO INTERNATIONAL LTD                      3,247,659
       1,200 *UNISYS CORP                                    41,325
         400 *UNOVA, INC                                      7,250
                                                       ------------
                                                         18,721,285
                                                       ------------
INSTRUMENTS AND RELATED PRODUCTS -- 2.43%
         900  BARD (C.R.), INC                               44,550
       1,400  BAUSCH & LOMB, INC                             84,000
       1,900  BAXTER INTERNATIONAL, INC                     122,193
       1,600  BECTON DICKINSON & CO                          68,300
         800  BIOMET, INC                                    32,200
       6,600 *BOSTON SCIENTIFIC CORP                        176,962
       8,600  EASTMAN KODAK CO                              619,200
       3,300  GUIDANT CORP                                  363,825
       3,300  HONEYWELL, INC                                248,531
         600  JOHNSON CONTROLS, INC                          35,400
      10,800  MEDTRONIC, INC                                801,900
         300  MILLIPORE CORP                                  8,531
         300  PERKIN-ELMER CORP                              29,268
         900  POLAROID CORP                                  16,818
         318  RAYTHEON CO (CLASS A)                          16,436
       4,891  RAYTHEON CO (CLASS B)                         260,445
       1,800 *ST. JUDE MEDICAL, INC                          49,837
         300  TEKTRONIX, INC                                  9,018
       2,100  THE SWATCH GROUP AG. (BR)                   1,299,616
       1,000 *THERMO ELECTRON CORP                           16,937
      11,466  XEROX CORP                                  1,352,988
                                                       ------------
                                                          5,656,955
                                                       ------------
INSURANCE AGENTS, BROKERS AND
SERVICE -- 0.04%
       1,650  MARSH & MCLENNAN COS, INC                      96,421
                                                       ------------
INSURANCE CARRIERS -- 6.72%
       1,000  AETNA, INC                                     78,625
      37,112  ALLSTATE CORP                               1,433,451
       1,700  AMERICAN GENERAL CORP                         132,600
      37,492  AMERICAN INTERNATIONAL
                GROUP, INC                                3,622,664
       1,100  AON CORP                                       60,912
          63 *BERKSHIRE HATHAWAY, INC
                (CLASS B)                                   148,050
     105,800  CAPITAL RE CORP                             2,122,612
       1,200  CHUBB CORP                                     77,850
       5,005  CIGNA CORP                                    386,949
       1,000  CINCINNATI FINANCIAL CORP                      36,625
      48,606  CITIGROUP, INC                              2,405,997
       7,424  CONSECO, INC                                  226,896
      16,740  EXEL LTD (CLASS A)                          1,255,500
       1,600  HARTFORD FINANCIAL
                SERVICES GROUP, INC                          87,800
       1,100 *HUMANA, INC                                    19,593
       1,450  JEFFERSON-PILOT CORP                          108,750
       1,200  LINCOLN NATIONAL CORP                          98,175
       4,500  LOEWS CORP                                    442,125
         600  MBIA, INC                                      39,337
       2,900  MGIC INVESTMENT CORP                          115,456
       1,400  PROGRESSIVE CORP                              237,125
       4,500  PROVIDENT COS, INC                            186,750
         900  SAFECO CORP                                    38,643
       1,650  ST. PAUL COS, INC                              57,337
       2,350  SUNAMERICA, INC                               190,643
       1,000  TORCHMARK CORP                                 35,312
         500  TRANSAMERICA CORP                              57,750
      40,600  UNITED HEALTHCARE CORP                      1,748,337
       2,900  UNUM CORP                                     169,287
                                                       ------------
                                                         15,621,151
                                                       ------------
LEATHER AND LEATHER PRODUCTS -- 0.00%
         300  STRIDE RITE CORP                                2,625
                                                       ------------
LOCAL AND INTERURBAN PASSENGER
TRANSIT -- 0.15%
      34,400  LAIDLAW, INC                                  346,150
                                                       ------------
LUMBER AND WOOD PRODUCTS -- 0.06%
         600  GEORGIA-PACIFIC CORP
                (PACKAGING GROUP)                            35,137
       1,400  LOUISIANA PACIFIC CORP                         25,637
       1,400  WEYERHAEUSER CO                                71,137
                                                       ------------
                                                            131,911
                                                       ------------
METAL MINING -- 0.11%
       2,600  BARRICK GOLD CORP                              50,700
       1,600  BATTLE MOUNTAIN GOLD CO                         6,600
         600  CYPRUS AMAX MINERALS CO                         6,000
       1,000* ECHO BAY MINES LTD (U.S.)                       1,750


See notes to financial statements                          1998 ANNUAL REPORT 37

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS         GROWTH & INCOME FUND

-------------------------------------------------------------------
SHARES                                                      VALUE
-------------------------------------------------------------------
METAL MINING -- (Continued)
       4,300  FREEPORT-MCMORAN COPPER
                & GOLD, INC (CLASS B)                  $     44,881
       1,000  HOMESTAKE MINING CO                             9,187
       2,800  INCO LTD CO (U.S.)                             29,575
       1,700  NEWMONT MINING CORP                            30,706
         400  PHELPS DODGE CORP                              20,350
       4,400  PLACER DOME, INC                               50,600
                                                       ------------
                                                            250,349
                                                       ------------
MISCELLANEOUS MANUFACTURING
INDUSTRIES -- 0.04%
         900  HASBRO, INC                                    32,512
         500  JOSTENS, INC                                   13,093
       2,000  MATTEL, INC                                    45,625
                                                       ------------
                                                             91,230
                                                       ------------
MISCELLANEOUS RETAIL -- 0.37%
       3,800  CVS CORP                                      209,000
         600  LONGS DRUG STORES CORP                         22,500
       1,600  RITE AID CORP                                  79,300
       4,000 *STAPLES, INC                                  174,750
       4,700 *TOYS R US, INC                                 79,312
       5,018  WALGREEN CO                                   293,866
                                                       ------------
                                                            858,728
                                                       ------------
MOTION PICTURES -- 0.63%
      48,100  DISNEY (WALT) CO                            1,443,000
         600 *KING WORLD PRODUCTIONS, INC                    17,662
                                                       ------------
                                                          1,460,662
                                                       ------------
NONDEPOSITORY INSTITUTIONS -- 2.89%
       7,000  AMERICAN EXPRESS CO                           715,750
      25,334  ASSOCIATES FIRST CAPITAL CORP               1,073,528
         500  CAPITAL ONE FINANCIAL CORP                     57,500
      28,676  CIT GROUP, INC (CLASS A)                      912,255
         700  COUNTRYWIDE CREDIT
                INDUSTRIES, INC                              35,131
      40,819  FEDERAL NATIONAL MORTGAGE
                ASSOCIATION                               3,020,606
      12,036  FREDDIE MAC                                   775,569
       3,326  HOUSEHOLD INTERNATIONAL,
                INC                                         131,792
                                                       ------------
                                                          6,722,131
                                                       ------------
OIL AND GAS EXTRACTION -- 0.78%
       1,205  BURLINGTON RESOURCES, INC                      43,154
         249 *EEX CORP                                        1,743
       3,200  HALLIBURTON CO                                 94,800
         400  HELMERICH & PAYNE, INC                          7,750
         700  KERR-MCGEE CORP                                26,775
       2,300  OCCIDENTAL PETROLEUM CORP                      38,812
       1,600 *ORYX ENERGY CO                                 21,500
       2,200 *ROWAN COS, INC                                 22,000
      25,828  ROYAL DUTCH PETROLEUM CO
                (N.Y. REGD) ADR                           1,236,515
         700 *SANTA FE ENERGY RESOURCES,
                INC                                           5,162
       6,500  SCHLUMBERGER LTD                              299,812
       1,700  UNION PACIFIC RESOURCES
                GROUP, INC                                   15,406
                                                       ------------
                                                          1,813,429
                                                       ------------
PAPER AND ALLIED PRODUCTS -- 0.91%
       2,400  AVERY DENNISON CORP                           108,150
         400  BEMIS, INC                                     15,175
         300  BOISE CASCADE CORP                              9,300
       2,200  CHAMPION INTERNATIONAL CORP                    89,100
       8,700  FORT JAMES CORP                               348,000
       2,100  INTERNATIONAL PAPER CO                         94,106
       9,800  KIMBERLY CLARK CORP                           534,100
       2,500  MEAD CORP                                      73,281
         200  POTLATCH CORP                                   7,375
      43,223 *SMURFIT-STONE CONTAINER CORP                  683,463
         400  TEMPLE-INLAND, INC                             23,725
         500  UNION CAMP CORP                                33,750
       2,200  WESTVACO CORP                                  58,987
         800  WILLAMETTE INDUSTRIES, INC                     26,800
                                                       ------------
                                                          2,105,312
                                                       ------------
PERSONAL SERVICES -- 0.06%
       1,800  BLOCK (H&R), INC                               81,000
       1,600  SERVICE CORP INTERNATIONAL                     60,900
                                                       ------------
                                                            141,900
                                                       ------------
PETROLEUM AND COAL PRODUCTS -- 4.71%
         600  AMERADA HESS CORP                              29,850
      14,700  AMOCO CORP                                    867,300
       1,700  ASHLAND, INC                                   82,237
       2,200  ATLANTIC RICHFIELD CO                         143,550
       8,600  CHEVRON CORP                                  713,262
      67,094  EXXON CORP                                  4,906,248
      29,109  MOBIL CORP                                  2,536,121
         300  PENNZENERGY CO                                  4,443
         300 *PENNZOIL-QUAKER STATE CO                        4,444
       6,300  PHILLIPS PETROLEUM CO                         268,537
       2,300  SUNOCO, INC                                    82,943
      16,106  TEXACO, INC                                   851,604
       5,330  UNOCAL CORP                                   155,569
      10,400  USX-MARATHON GROUP, INC                       313,300
                                                       ------------
                                                         10,959,408
                                                       ------------
PRIMARY METAL INDUSTRIES -- 0.19%
       5,900  ALCAN ALUMINIUM CO LTD (U.S.)                 159,668
       2,300  ALUMINUM CO OF AMERICA                        171,493
         700 *ARMCO, INC                                      3,062
         300  ASARCO, INC                                     4,518
       1,400 *BETHLEHEM STEEL CORP                           11,725
       1,000  ENGELHARD CORP                                 19,500


38 1998 ANNUAL REPORT                          See notes to financial statements

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS         GROWTH & INCOME FUND

-------------------------------------------------------------------
SHARES                                                      VALUE
-------------------------------------------------------------------
PRIMARY METAL INDUSTRIES -- (Continued)
         111  INLAND STEEL INDUSTRIES, INC             $      1,873
         600  NUCOR CORP                                     25,950
         500  REYNOLDS METALS CO                             26,343
         600  USX-US STEEL GROUP, INC                        13,800
         700  WORTHINGTON INDUSTRIES, INC                     8,750
                                                       ------------
                                                            446,682
                                                       ------------
PRINTING AND PUBLISHING -- 1.70%
         500  AMERICAN GREETINGS CORP
                (CLASS A)                                    20,531
       1,700  DELUXE CORP                                    62,156
       1,000  DONNELLEY (R.R.) & SONS CO                     43,812
       3,300  DOW JONES & CO, INC                           158,812
      11,163  GANNETT CO, INC                               720,013
         200  HARLAND (JOHN H.) CO                            3,162
         600  KNIGHT-RIDDER, INC                             30,675
         700  MCGRAW HILL COS, INC                           71,312
         400  MEREDITH CORP                                  15,150
         600  MOORE CORP LTD (U.S.)                           6,600
       1,400  NEW YORK TIMES CO (CLASS A)                    48,562
         240  R.H. DONNELLEY CORP                             3,495
      26,066  TIME WARNER, INC                            1,617,721
         700  TIMES MIRROR CO SERIES A                       39,200
      17,002  TRIBUNE CO                                  1,122,132
                                                       ------------
                                                          3,963,333
                                                       ------------
RAILROAD TRANSPORTATION -- 0.28%
       7,100  BURLINGTON NORTHERN
                SANTA FE CORP                               239,625
       6,100  CSX CORP                                      253,150
       2,700  NORFOLK SOUTHERN CORP                          85,556
       1,700  UNION PACIFIC CORP                             76,606
                                                       ------------
                                                            654,937
                                                       ------------
RUBBER AND MISCELLANEOUS PLASTIC
PRODUCTS -- 0.74%
         700  ARMSTRONG WORLD
                INDUSTRIES, INC                              42,218
         500  COOPER TIRE & RUBBER CO                        10,218
       1,100  GOODRICH (B.F.) CO                             39,462
       2,000  GOODYEAR TIRE & RUBBER CO                     100,875
       4,592  ILLINOIS TOOL WORKS, INC                      266,336
       7,800  NIKE, INC (CLASS B)                           316,387
         400 *REEBOK INTERNATIONAL LTD                        5,950
       1,000  RUBBERMAID, INC                                31,437
         268 *SEALED AIR CORP                                13,684
      39,680  SOLUTIA, INC                                  887,840
         900  TUPPERWARE CORP                                14,793
                                                       ------------
                                                          1,729,200
                                                       ------------
SECURITY AND COMMODITY BROKERS -- 0.88%
       2,400  BEAR STEARNS COS, INC                          89,700
       2,600  LEHMAN BROTHERS HOLDINGS, INC                 114,562
       2,300  MERRILL LYNCH & CO, INC                       153,525
      12,080  MORGAN STANLEY,
                DEAN WITTER, & CO                           857,680
      14,850  SCHWAB (CHARLES) CORP                         834,384
          56  WADDELL & REED FINANCIAL,
                INC (CLASS A)                                 1,326
         244  WADDELL & REED FINANCIAL,
                INC (CLASS B)                                 5,673
                                                       ------------
                                                          2,056,850
                                                       ------------
STONE, CLAY, AND GLASS PRODUCTS -- 0.13%
       1,600  CORNING, INC                                   72,000
       3,100  NEWELL COS, INC                               127,875
       1,200  OWENS CORNING CO                               42,525
       1,795* OWENS ILLINOIS, INC                            54,971
                                                       ------------
                                                            297,371
                                                       ------------
TEXTILE MILL PRODUCTS -- 0.00%
         300  RUSSELL CORP                                    6,093
         100  SPRING INDUSTRIES, INC                          4,143
                                                       ------------
                                                             10,236
                                                       ------------
TOBACCO PRODUCTS -- 0.96%
       1,200  FORTUNE BRANDS, INC                            37,950
      39,100  PHILIP MORRIS COS, INC                      2,091,850
       3,200  UST, INC                                      111,600
                                                       ------------
                                                          2,241,400
                                                       ------------
TRANSPORTATION BY AIR -- 0.61%
       2,100* AMR CORP                                      124,687
       9,430* CONTINENTAL AIRLINES, INC
                (CLASS B)                                   315,905
       3,400  DELTA AIRLINES, INC                           176,800
       1,740* FDX CORP                                      154,860
      23,355  SOUTHWEST AIRLINES CO                         524,027
       2,400* U.S. AIRWAYS GROUP, INC                       124,800
                                                       ------------
                                                          1,421,079
                                                       ------------
TRANSPORTATION EQUIPMENT -- 3.25%
      20,331  ALLIED SIGNAL, INC                            900,917
      17,020  BOEING CO                                     555,277
      18,728* DAIMLERCHRYSLER (U.S.A.)                    1,799,058
       4,371  DANA CORP                                     178,664
       2,200  EATON CORP                                    155,512
         200  FLEETWOOD ENTERPRISES, INC                      6,950
      13,600  FORD MOTOR CO                                 798,150
       1,500  GENERAL DYNAMICS CORP                          87,937
      15,100  GENERAL MOTORS CORP                         1,080,593
         800  ITT INDUSTRIES, INC                            31,800
      11,476  LOCKHEED MARTIN CORP                          972,591
         500  MERITOR AUTOMOTIVE, INC                        10,593
       1,500* NAVISTAR INTERNATIONAL CORP                    42,750
       1,300  NORTHROP GRUMMAN CORP                          95,062
       1,700  PACCAR, INC                                    69,912
         170* SPX CORP                                       11,390
       1,100  TEXTRON, INC                                   83,531
       1,500  TRW, INC                                       84,281
       5,400  UNITED TECHNOLOGIES CORP                      587,250
                                                       ------------
                                                          7,552,218
                                                       ------------


See notes to financial statements                          1998 ANNUAL REPORT 39

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS         GROWTH & INCOME FUND

-------------------------------------------------------------------
SHARES                                                      VALUE
-------------------------------------------------------------------
WATER TRANSPORTATION -- 0.04%
       1,700  CARNIVAL CORP (CLASS A)                  $     81,600
                                                       ------------
WHOLESALE TRADE--DURABLE GOODS -- 0.41%
         200  BRIGGS & STRATTON CORP                          9,975
       1,200  GENUINE PARTS CO                               40,125
       2,300  GRAINGER (W.W.), INC                           95,737
         900  IKON OFFICE SOLUTIONS, INC                      7,706
   7,000,000 *LERADO GROUP HOLDINGS
                CO LTD                                      795,143
                                                       ------------
                                                            948,686
                                                       ------------
WHOLESALE TRADE--NONDURABLE GOODS -- 1.26%
      24,375  CARDINAL HEALTH, INC                        1,849,491
         300  FLEMING COS, INC                                3,112
         318 *PHARMERICA, INC                                 1,908
       3,100  SUPERVALU, INC                                 86,800
       5,800  SYSCO CORP                                    159,137
      10,100  UNILEVER NV-N.Y. SHS                          837,815
                                                       ------------
                                                          2,938,263
                                                       ------------
              TOTAL COMMON STOCK
              (Cost $197,308,480)                       230,240,780
                                                       ------------
SHORT TERM INVESTMENT -- 0.96%

U.S. GOVERNMENT AGENCY -- 0.96%
              FEDERAL HOME LOAN
                MORTGAGE CORP
   2,224,000    4.250%, 01/04/99                          2,223,212
                                                       ------------
              TOTAL SHORT TERM INVESTMENT
              (Cost $2,223,212)                           2,223,212
                                                       ------------
              TOTAL PORTFOLIO
              (Cost $199,542,226)                      $232,476,286
                                                       ============

----------
*     Non-income producing

      At December 31, 1998, the aggregate cost of portfolio investments for federal income tax purposes was $200,023,544. Net unrealized appreciation aggregated $32,452,742, of which $39,155,185 related to appreciated portfolio investments and $6,702,443 related to depreciated portfolio investments.


40 1998 ANNUAL REPORT                          See notes to financial statements

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS           GROWTH EQUITY FUND
                               December 31, 1998             Summary by Industry

-------------------------------------------------------------------
                                                    VALUE        %
-------------------------------------------------------------------
PREFERRED STOCK
HEALTH SERVICES                              $         28     0.00%
HOLDING AND OTHER INVESTMENT
   OFFICES                                            962     0.00
RUBBER AND MISCELLANEOUS
   PLASTIC PRODUCTS                                14,784     0.01
                                             ------------   ------
TOTAL PREFERRED STOCK
(Cost $14,052)                                     15,774     0.01
                                             ------------   ------
COMMON STOCK
AGRICULTURAL PRODUCTION-CROPS                      82,600     0.03
AGRICULTURAL SERVICES                              13,956     0.00
AMUSEMENT AND RECREATION
   SERVICES                                     8,288,478     2.80
APPAREL AND ACCESSORY STORES                    1,159,810     0.39
APPAREL AND OTHER TEXTILE
   PRODUCTS                                       201,787     0.06
AUTO REPAIR, SERVICES AND PARKING                  62,792     0.02
AUTOMOTIVE DEALERS AND
   SERVICE STATIONS                                88,331     0.03
BUILDING MATERIALS AND
   GARDEN SUPPLIES                              2,959,699     1.00
BUSINESS SERVICES                              27,698,966     9.35
CHEMICALS AND ALLIED PRODUCTS                  44,830,164    15.13
COMMUNICATIONS                                 49,231,403    16.61
DEPOSITORY INSTITUTIONS                         4,629,562     1.56
EATING AND DRINKING PLACES                      1,273,620     0.43
EDUCATIONAL SERVICES                              212,480     0.07
ELECTRIC, GAS, AND SANITARY
   SERVICES                                    11,297,592     3.81
ELECTRONIC and OTHER ELECTRIC
   EQUIPMENT                                   31,997,262    10.80
ENGINEERING AND MANAGEMENT
   SERVICES                                       385,035     0.13
FABRICATED METAL PRODUCTS                       1,858,929     0.63
FOOD AND KINDRED PRODUCTS                       8,558,592     2.88
FOOD STORES                                     1,256,016     0.42
FURNITURE AND FIXTURES                            278,860     0.09
FURNITURE AND HOMEFURNISHINGS
   STORES                                         582,360     0.20
GENERAL BUILDING CONTRACTORS                       62,162     0.02
GENERAL MERCHANDISE STORES                      4,476,904     1.51
HEALTH SERVICES                                 1,042,533     0.35
HEAVY CONSTRUCTION, EXCEPT
   BUILDING                                        27,581     0.01
HOLDING AND OTHER INVESTMENT
   OFFICES                                        232,918     0.08
HOTELS AND OTHER LODGING
   PLACES                                       1,296,091     0.44
INDUSTRIAL MACHINERY AND
   EQUIPMENT                                   32,354,003    10.92
INSTRUMENTS AND RELATED
   PRODUCTS                                     5,009,647     1.69
INSURANCE AGENTS, BROKERS AND
   SERVICE                                        174,559     0.06
INSURANCE CARRIERS                             14,284,637     4.82
LEATHER AND LEATHER PRODUCTS                        8,260     0.00
LOCAL AND INTERURBAN PASSENGER
   TRANSIT                                         63,205     0.02
LUMBER AND WOOD PRODUCTS                           78,536     0.03
METAL MINING                                      188,449     0.06
MISCELLANEOUS MANUFACTURING
   INDUSTRIES                                     156,829     0.05
MISCELLANEOUS RETAIL                            2,222,790     0.75
MOTION PICTURES                                 1,708,525     0.58
NONDEPOSITORY INSTITUTIONS                      6,491,719     2.19
OIL AND GAS EXTRACTION                          3,889,850     1.31
PAPER AND ALLIED PRODUCTS                         943,180     0.32
PERSONAL SERVICES                                 436,186     0.15
PETROLEUM AND COAL PRODUCTS                       164,685     0.06
PRIMARY METAL INDUSTRIES                          142,111     0.05
PRINTING AND PUBLISHING                         1,654,058     0.56
RAILROAD TRANSPORTATION                           149,681     0.05
REAL ESTATE                                        83,711     0.03
RUBBER AND MISCELLANEOUS
   PLASTIC PRODUCTS                               747,356     0.25
SECURITY AND COMMODITY BROKERS                    758,113     0.25
SOCIAL SERVICES                                    21,662     0.01
SPECIAL TRADE CONTRACTORS                          18,362     0.01
STONE, CLAY, AND GLASS PRODUCTS                   244,955     0.08
TEXTILE MILL PRODUCTS                           1,233,488     0.42
TOBACCO PRODUCTS                                3,349,118     1.13
TRANSPORTATION BY AIR                             210,067     0.07
TRANSPORTATION EQUIPMENT                        3,609,413     1.22
TRANSPORTATION SERVICES                           184,121     0.06
TRUCKING AND WAREHOUSING                           36,440     0.01
WATER TRANSPORTATION                            3,129,991     1.06
WHOLESALE TRADE-
   DURABLE GOODS                                  296,641     0.10
WHOLESALE TRADE-
   NONDURABLE GOODS                             5,072,538     1.71
                                             ------------   ------
TOTAL COMMON STOCK
(Cost $237,017,465)                           293,203,369    98.93
                                             ------------   ------
SHORT TERM INVESTMENT
U.S. GOVERNMENT AGENCy                          5,278,130     1.78
                                             ------------   ------
TOTAL SHORT TERM INVESTMENT
(Cost $5,278,130)                               5,278,130     1.78
                                             ------------   ------
TOTAL PORTFOLIO
(Cost $242,309,647)                           298,497,273   100.72
OTHER ASSETS & LIABILITIES, NET                (2,135,737)   (0.72)
                                             ------------   ------
NET ASSETS                                   $296,361,536   100.00%
                                             ============   ======


See notes to financial statements                          1998 ANNUAL REPORT 41

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS           GROWTH EQUITY FUND
                               December 31, 1998

-------------------------------------------------------------------
SHARES                                                     VALUE
-------------------------------------------------------------------
PREFERRED STOCK -- 0.01%

HEALTH SERVICES -- 0.00%
           7 *MEDIQ, INC SERIES A                      $         28
                                                       ------------
HOLDING AND OTHER INVESTMENT
OFFICES -- 0.00%
          26  APARTMENT INVESTMENT
                & MANAGEMENT CO SERIES E                        962
                                                       ------------
RUBBER AND MISCELLANEOUS
PLASTIC PRODUCTS -- 0.01%
         285  SEALED AIR CORP (CLASS A)                      14,784
                                                       ------------
TOTAL PREFERRED STOCK
(Cost $14,052)                                               15,774
                                                       ------------
COMMON STOCK -- 98.93%

AGRICULTURAL PRODUCTION CROPS -- 0.03%
         700  DELTA & PINE LAND CO                           25,900
       2,100  PIONEER-HI-BRED
                INTERNATIONAL, INC                           56,700
                                                       ------------
                                                             82,600
                                                       ------------
AGRICULTURAL SERVICES -- 0.00%
         700 *VETERINARY CENTERS OF
                AMERICA, INC                                 13,956
                                                       ------------
AMUSEMENT AND RECREATION
SERVICES -- 2.80%
         100 *ANCHOR GAMING CO                                5,637
       1,800  DOVER DOWNS ENTERTAINMENT,
                INC                                          21,712
         500 *FLORIDA PANTHERS HOLDINGS, INC                  4,656
       2,100 *HARRAH'S ENTERTAINMENT, INC                    32,943
         300 *PENSKE MOTORSPORTS, INC                         7,987
     188,850 *PREMIER PARKS, INC                          5,712,712
      45,350 *SFX ENTERTAINMENT, INC
                (CLASS A)                                 2,488,581
         500 *SPEEDWAY MOTORSPORTS, INC                      14,250
                                                       ------------
                                                          8,288,478
                                                       ------------
APPAREL AND ACCESSORY STORES -- 0.39%
       1,318 *ABERCROMBIE & FITCH CO
                (CLASS A)                                    93,249
         700 *AMERICAN EAGLE OUTFITTERS, INC                 46,637
         200 *GADZOOKS, INC                                   1,550
      12,900  GAP, INC                                      725,625
       1,000 *GENESCO, INC                                    5,687
       1,100 *MENS WAREHOUSE, INC                            34,925
         400  NORDSTROM, INC                                 13,875
         600 *PACIFIC SUNWEAR CALIFORNIA, INC                 9,825
       2,400  ROSS STORES, INC                               94,500
         700 *STAGE STORES, INC                               6,562
         800 *STEIN MART, INC                                 5,575
       4,200  TJX COS, INC                                  121,800
                                                       ------------
                                                          1,159,810
                                                       ------------
APPAREL AND OTHER TEXTILE
PRODUCTS -- 0.06%
         400 *FRUIT OF THE LOOM, INC
                (CLASS A)                                     5,525
       5,400 *JONES APPAREL GROUP, INC                      119,137
         400  LIZ CLAIBORNE, INC                             12,625
       1,800 *NAUTICA ENTERPRISES, INC                       27,000
         800  VF CORP                                        37,500
                                                       ------------
                                                            201,787
                                                       ------------
AUTO REPAIR, SERVICES AND PARKING -- 0.02%
         500 *BUDGET GROUP, INC                               7,937
       1,100  HERTZ CORP (CLASS A)                           50,187
         150  MIDAS, INC                                      4,668
                                                       ------------
                                                             62,792
                                                       ------------
AUTOMOTIVE DEALERS AND
SERVICE STATIONS -- 0.03%
       1,600 *AUTOZONE, INC                                  52,700
       1,100 *CSK AUTO CORP                                  29,356
         400  PEP BOYS MANNY, MOE, &
                JACK CO                                       6,275
                                                       ------------
                                                             88,331
                                                       ------------
BUILDING MATERIALS AND
GARDEN SUPPLIES -- 1.00%
         700  FASTENAL CO                                    30,800
      39,000  HOME DEPOT, INC                             2,386,312
      10,600  LOWES COS, INC                                542,587
                                                       ------------
                                                          2,959,699
                                                       ------------
BUSINESS SERVICES -- 9.35%
         200 *ABACUS DIRECT CORP                              9,100
         600 *ABR INFORMATION SERVICES, INC                  11,775
       1,500 *ACCLAIM ENTERTAINMENT, INC                     18,375
         400  ACKERLEY GROUP, INC                             7,300
         700 *ACTIVISION, INC                                 7,788
       2,900 *ACXIOM CORP                                    89,900
         100 *ADMINSTAFF, INC                                 2,500
         900  ADOBE SYSTEMS, INC                             42,075
         500 *ADVO, INC                                      13,187
         600 *ALTERNATIVE RESOURCES CORP                      6,375
      12,200  AMERICA ONLINE, INC                         1,952,000
       2,400 *AMERICAN MANAGEMENT
                SYSTEMS, INC                                 96,000
         700  ANALYSTS INTERNATIONAL CORP                    13,475
         300 *APAC TELESERVICES, INC                          1,134
       4,300 *ASCEND COMMUNICATIONS, INC                    282,725
         400 *ASPECT DEVELOPMENT, INC                        17,725
       2,500  AUTODESK, INC                                 106,718


42 1998 ANNUAL REPORT                          See notes to financial statements

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS           GROWTH EQUITY FUND

-------------------------------------------------------------------
SHARES                                                     VALUE
-------------------------------------------------------------------
BUSINESS SERVICES -- (Continued)
       5,300  AUTOMATIC DATA
                PROCESSING, INC                          $  424,993
       1,400 *AVANT CORP                                     22,400
         230 *AZTEC TECHNOLOGY
                PARTNERS, INC                                   833
         800 *BILLING CONCEPTS CORP                           8,800
         700 *BISYS GROUP, INC                               36,137
       7,100 *BMC SOFTWARE, INC                             316,393
         900 *BOOLE & BABBAGE, INC                           26,493
         500 *BORON, LEPORE & ASSOCIATES, INC                17,250
       1,100 *CADENCE DESIGN SYSTEMS, INC                    32,725
       1,000 *CAMBRIDGE TECHNOLOGY
                PARTNERS, INC                                22,125
         200 *CARIBINER INTERNATIONAL, INC                    1,825
         500 *CATALINA MARKETING CORP                        34,187
      14,400 *CBT GROUP PLC ADR                             214,200
         500 *CCC INFORMATION SERVICES
                GROUP, INC                                    8,625
         400 *CDI CORP                                        8,075
         700 *CENTURY BUSINESS SERVICES, INC                 10,062
       1,600 *CERIDIAN CORP                                 111,700
       1,300 *CERNER CORP                                    34,775
       2,200 *CHECKFREE HOLDINGS CORP                        51,425
         830 *CHOICEPOINT, INC                               53,535
         600 *CIBER, INC                                     16,762
         300 *CITRIX SYSTEMS, INC                            29,118
         500 *CMGI, INC                                      53,250
         500 *COMPLETE BUSINESS
                SOLUTIONS, INC                               16,937
      13,700  COMPUTER ASSOCIATES
                INTERNATIONAL, INC                          583,962
       1,200 *COMPUTER HORIZONS CORP                         31,950
       1,700 *COMPUTER SCIENCES CORP                        109,543
         800 *COMPUTER TASK GROUP, INC                       21,700
       5,000 *COMPUWARE CORP                                390,625
         300 *CONCORD COMMUNICATIONS, INC                    17,025
         200 *CORT BUSINESS SERVICES CORP                     4,850
       1,300 *CSG SYSTEMS INTERNATIONAL, INC                102,700
         300 *DBT ONLINE, INC                                 7,481
         700 *DENDRITE INTERNATIONAL, INC                    17,478
         200 *DOCUMENTUM, INC                                10,687
         248 *DST SYSTEMS, INC                               14,151
       2,600 *ELECTRONIC ARTS, INC                          145,925
       3,200  ELECTRONIC DATA SYSTEMS CORP                  160,800
       2,500 *ELECTRONICS FOR IMAGING, INC                  100,468
       1,100 *ENVOY CORP                                     64,075
       1,300  EQUIFAX, INC                                   44,443
       1,500 *EXCITE, INC                                    63,093
         100 *FACTSET RESEARCH SYSTEMS, INC                   6,175
         500  FAIR ISSAC & CO, INC                           23,093
      13,000  FIRST DATA CORP                               411,937
       2,500 *FORE SYSTEMS, INC                              45,781
      20,000 *GEOCITIES                                     672,500
         600 *GEOTEL COMMUNICATIONS
                CORP                                         22,350
       1,700 *GTECH HOLDINGS CORP                            43,562
         750 *HARBINGER CORP                                  6,000
      16,005  HBO & CO                                      459,143
         500 *HNC SOFTWARE                                   20,218
         585 *HYPERION SOLUTIONS CORP                        10,530
         200 *I2 TECHNOLOGIES, INC                            6,075
         500 *IDENTIX, INC                                    4,156
         300 *IMRGLOBAL CORP                                  8,831
       1,700  IMS HEALTH, INC                               128,243
         600 *INDUSTRI-MATEMATIK
                INTERNATIONAL CORP                            3,000
         900 *INTERNATIONAL NETWORK
                SERVICES                                     59,850
       1,200  INTERPUBLIC GROUP OF COS, INC                  95,700
         600 *INTUIT, INC                                    43,500
       2,200 *J.D. EDWARDS & CO                              62,425
         300 *JDA SOFTWARE GROUP, INC                         2,906
       3,200 *KEANE, INC                                    127,800
         600  KELLY SERVICES, INC (CLASS A)                  19,050
         600 *LAMAR ADVERTISING CO (CLASS A)                 22,350
       4,300 *LEARNING CO, INC                              111,531
         600 *LEGATO SYSTEMS, INC                            39,562
      15,825 *LERNOUT & HAUSPIE
                SPEECH PRODUCTS                             516,290
         200 *LHS GROUP, INC                                 10,325
         800 *LYCOS, INC                                     44,450
       4,700 *MANPOWER, INC                                 118,381
         400 *MANUGISTICS GROUP, INC                          5,000
         700 *MAPICS, INC                                    11,550
         600 *MEDQUIST, INC                                  23,700
       1,600 *METAMOR WORLDWIDE, INC                         40,000
         330 *MICRO FOCUS GROUP PLC ADR                       3,114
      98,025 *MICROSOFT CORP                             13,594,842
         100 *MIDWAY GAMES, INC                               1,100
         900 *MINDSPRING ENTERPRISES, INC                    54,956
       1,600 *MODIS PROFESSIONAL SERVICES                    23,200
         200 *NETWORK SOLUTIONS, INC
                (CLASS A)                                    26,175
         600 *NETWORKS ASSOCIATES, INC                       39,750
       3,066  NIELSEN MEDIA RESEARCH                         55,188
         700  NORRELL CORP                                   10,325
         500 *NOVA CORP (GEORGIA)                            17,343
       1,600 *NOVELL, INC                                    29,000
       1,600  OMNICOM GROUP, INC                             92,800
      21,900 *ORACLE CORP                                   944,437
         900 *OUTDOOR SYSTEMS, INC                           27,000
       2,800 *PARAMETRIC TECHNOLOGY
                CORP                                         45,850
       5,700  PAYCHEX, INC                                  293,193
         200 *PAYMENTECH, INC                                 3,700
       1,400 *PEOPLESOFT, INC                                26,512
       4,500 *PLATINUM TECHNOLOGY, INC                       86,062


See notes to financial statements                          1998 ANNUAL REPORT 43

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS           GROWTH EQUITY FUND

-------------------------------------------------------------------
SHARES                                                     VALUE
-------------------------------------------------------------------
BUSINESS SERVICES -- (Continued)
       1,700 *POLICY MANAGEMENT
                SYSTEMS CORP                           $     85,850
         800 *PROGRESS SOFTWARE CORP                         27,000
       3,000 *RATIONAL SOFTWARE CORP                         79,500
         500 *REALNETWORKS, INC                              17,937
         500 *REMEDY CORP                                     6,968
         800 *RENTERS CHOICE, INC                            25,400
       1,600 *ROBERT HALF INTERNATIONAL, INC                 71,500
       1,954 *ROMAC INTERNATIONAL, INC                       43,476
         280 *SAFETY-KLEEN CORP                               3,955
         700  SEI INVESTMENT CO                              69,562
         200  SHARED MEDICAL SYSTEMS CORP                     9,975
       2,800 *SIEBEL SYSTEMS, INC                            95,025
         900 *SITEL CORP                                      2,193
         400 *SNYDER COMMUNICATIONS, INC                     13,500
         300 *STAFFMARK, INC                                  6,712
         900 *STERLING COMMERCE, INC                         40,500
       1,100 *STERLING SOFTWARE, INC                         29,768
       1,700 *STRUCTURAL DYNAMICS
                RESEARCH CORP                                33,787
       7,300 *SUN MICROSYSTEMS, INC                         625,062
         204 *SUNGARD DATA SYSTEMS, INC                       8,096
       1,000 *SYKES ENTERPRISES, INC                         30,500
       1,530 *SYNOPSYS, INC                                  83,002
         800 *SYSTEMS & COMPUTER
                TECHNOLOGY CORP                              11,000
         450 *TECHNOLOGY SOLUTIONS CO                         4,823
         700 *TMP WORLDWIDE, INC                             29,400
         400  TOTAL SYSTEM SERVICES, INC                      9,400
         700 *TRANSACTION SYSTEM
                ARCHITECTURE                                 35,000
         500 *TRANSITION SYSTEMS, INC                         7,500
       1,600  TRUE NORTH COMMUNICATIONS,
                INC                                          43,000
       1,500 *UNITED RENTALS, INC                            49,687
         700 *USWEB CORP                                     18,462
         500 *VALASSIS COMMUNICATIONS, INC                   25,812
       1,050 *VERITAS SOFTWARE CORP                          62,934
         500 *VIASOFT, INC                                    3,500
         600 *VISIO CORP                                     21,937
         200 *VOLT INFORMATION SCIENCES, INC                  4,512
         600 *WEST TELESERVICES CORP                          5,850
         500 *WIND RIVER SYSTEMS, INC                        23,500
       1,600 *YAHOO, INC                                    379,100
      25,700 *YOUNG & RUBICAM, INC                          832,037
                                                       ------------
                                                         27,698,966
                                                       ------------
CHEMICALS AND ALLIED PRODUCTS -- 15.13%
      50,400  ABBOTT LABORATORIES CO                      2,469,600
         900 *ADVANCED TISSUE SCIENCE CO                      2,334
       1,800 *AGOURON PHARMACEUTICALS, INC                  105,750
         600  AIR PRODUCTS & CHEMICALS, INC                  24,000
         300  ALBERTO CULVER CO (CLASS B)                     8,006
         500 *ALGOS PHARMACEUTICAL
                CORP                                         13,000
          20 *ALLERGAN SPECIALTY
                THERAPEUTICS, INC (CLASS A)                     186
         400  ALLERGAN, INC                                  25,900
         700 *ALZA CORP                                      36,575
      81,300  AMERICAN HOME PRODUCTS
                CORP                                      4,578,206
       7,600 *AMGEN, INC                                    794,675
       3,000  AVON PRODUCTS, INC                            132,750
         200 *BARR LABORATORIES, INC                          9,600
       1,000 *BIO-TECHNOLOGY GENERAL CORP                     6,937
       3,200 *BIOGEN, INC                                   265,600
         300 *BIOMATRIX, INC                                 17,475
      23,500  BRISTOL MYERS SQUIBB CO                     3,144,593
       1,300 *CENTOCOR, INC                                  58,662
         100 *CHATTEM, INC                                    4,787
         200  CHURCH & DWIGHT CO, INC                         7,187
       2,600  CLOROX CO                                     303,712
       5,400  COLGATE PALMOLIVE CO                          501,525
         800 *COLUMBIA LABORATORIES, INC                      2,450
         600 *COR THERAPEUTICS, INC                           7,950
       1,000 *CREATIVE BIOMOLECULES, INC                      3,687
         735 *CRESCENDO PHARMACEUTICALS
                CORP                                         10,014
       3,700  CROMPTON & KNOWLES CORP                        76,543
         900 *CYTEC INDUSTRIES, INC                          19,125
       1,200  DIAL CORP                                      34,650
       8,100  DU PONT (E.I.) DE NEMOURS & CO                429,806
       1,200 *DURA PHARMACEUTICALS, INC                      18,225
         400  EASTMAN CHEMICAL CO                            17,900
       4,300  ECOLAB, INC                                   155,606
      53,930 *ELAN CORP PLC ADR                           3,751,505
       1,000  FERRO CORP                                     26,000
       1,900 *GENSIA SICOR, INC                               8,609
       1,000 *GENZYME CORP
                (GENERAL DIVISION)                           49,750
         108 *GENZYME-MOLECULAR ONCOLOGY                        351
         600 *GRACE W.R. & CO                                 9,412
         300  GREAT LAKES CHEMICAL CORP                      12,000
      54,380 *GUILFORD PHARMACEUTICALS,
                INC                                         774,915
       2,000  HERCULES, INC                                  54,750
         500 *HUMAN GENOME SCIENCES, INC                     17,781
         900 *ICOS CORP                                      26,775
         500 *IDEC PHARMACEUTICALS CORP                      23,500
         900 *IMMUNEX CORP                                  113,231
         400 *INHALE THERAPEUTIC SYSTEMS                     13,200
         900  INTERNATIONAL FLAVORS &
                FRAGRANCES, INC                              39,768
         900 *ISIS PHARMACEUTICALS, INC                      11,643
      31,400  JOHNSON & JOHNSON CO                        2,633,675
       1,200  JONES PHARMACEUTICAL, INC                      43,800
       2,100  LAUDER (ESTEE) CO (CLASS A)                   179,550


44 1998 ANNUAL REPORT                          See notes to financial statements

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS           GROWTH EQUITY FUND

-------------------------------------------------------------------
SHARES                                                     VALUE
-------------------------------------------------------------------
CHEMICALS AND ALLIED PRODUCTS -- (Continued)
       1,000 *LIGAND PHARMACEUTICALS CO
                (CLASS A)                              $     11,625
      23,200  LILLY (ELI) & CO                            2,061,900
       2,200 *LIPOSOME CO, INC                               33,962
         100  MACDERMID, INC                                  3,912
         400  MALLINCKRODT, INC                              12,325
         700 *MEDICIS PHARMACEUTICAL CORP
                (CLASS A)                                    41,737
         600 *MEDIMMUNE, INC                                 59,662
      59,400  MERCK & CO, INC                             8,772,637
         700 *MILLENNIUM PHARMACEUTICALS,
                INC                                          18,112
      12,200  MONSANTO CO                                   579,500
         700  MORTON INTERNATIONAL, INC                      17,150
       7,600  MYLAN LABORATORIES, INC                       239,400
         400  NALCO CHEMICAL CORP                            12,400
       1,000  NATURES SUNSHINE PRODUCTS, INC                 15,250
       1,200 *NBTY, INC                                       8,550
         700 *NEXSTAR PHARMACEUTICALS, INC                    6,475
          75 *OCTEL CORP                                      1,040
         750 *ORGANOGENESIS, INC                              8,437
         500 *PATHOGENESIS CORP                              29,000
      31,000  PFIZER, INC                                 3,888,562
       1,900  PRAXAIR, INC                                   66,975
      34,600  PROCTER & GAMBLE CO                         3,159,412
         300 *PROTEIN DESIGN LABORATORIES,
                INC                                           6,937
         200 *REVLON, INC (CLASS A)                           3,287
       1,700 *REXALL SUNDOWN, INC                            23,800
         200  ROHM & HAAS CO                                  6,025
         400 *SANGSTAT MEDICAL CORP                           8,500
      39,000  SCHERING-PLOUGH CORP                        2,154,750
         600 *THERAGENICS CORP                               10,087
         400 *THERMOLASE CORP                                 1,825
         700 *TRIANGLE PHARMACEUTICALS, INC                   9,537
       1,200 *TWINLAB CORP                                   15,750
         700  UNION CARBIDE CORP                             29,750
         700 *VERTEX PHARMACEUTICALS, INC                    20,825
         800 *VICAL, INC                                     11,350
      29,600  WARNER-LAMBERT CO                           2,225,550
       2,500 *WATSON PHARMACEUTICALS, INC                   157,187
       2,000 *ZILA, INC                                      19,750
                                                       ------------
                                                         44,830,164
                                                       ------------
COMMUNICATIONS -- 16.61%
      12,500 *AIRTOUCH COMMUNICATIONS,
                INC                                         901,562
         570 *ALCATEL S.A. ADR                               13,929
       3,766  ALLTEL CORP                                   225,253
      46,921  AT & T CORP                                 3,530,805
       4,940  BELL ATLANTIC CORP                            261,820
         800 *CABLEVISION SYSTEMS CORP
                (CLASS A)                                    40,150
      68,400 *CAPSTAR BROADCASTING CORP
                (CLASS A)                                 1,564,650
     160,970  CBS CORP                                    5,271,767
      84,650 *CD RADIO, INC                               2,899,262
         900 *CELLULAR COMMUNICATIONS
                INTERNATIONAL, INC                           61,200
         900 *CENTENNIAL CELLULAR CORP
                (CLASS A)                                    36,900
      50,850 *CHANCELLOR MEDIA CORP
                (CLASS A)                                 2,434,443
       7,600  CINCINNATI BELL, INC                          287,375
      74,736 *CLEAR CHANNEL
                COMMUNICATIONS, INC                       4,073,112
       6,400  COMCAST CORP (CLASS A) SPECIAL                375,600
      11,750 *COX RADIO, INC (CLASS A)                      496,438
      71,800 *CROWN CASTLE INTERNATIONAL
                CORP                                      1,687,300
         400 *EMMIS COMMUNICATIONS
                (CLASS A)                                    17,350
         500 *EXODUS COMMUNICATIONS, INC                     32,125
       1,000  FRONTIER CORP                                  34,000
         800 *GLOBAL TELESYSTEMS GROUP, INC                  44,600
      26,510 *GLOBALSTAR
                TELECOMMUNICATIONS LTD                      533,513
       4,500  GTE CORP                                      292,500
       3,100 *HEARST-ARGYLE TELEVISION, INC                 102,300
       2,300 *HEFTEL BROADCASTING CORP
                (CLASS A)                                   113,275
       1,500 *INTERMEDIA COMMUNICATIONS,
                INC                                          25,875
         150 *LEAP WIRELESS INTERNATIONAL,
                INC                                           1,087
       2,000 *LEVEL 3 COMMUNICATIONS, INC                    86,250
       4,400 *LIBERTY MEDIA GROUP (CLASS A)                 202,675
      49,100 *LORAL SPACE &
                COMMUNICATIONS LTD                          874,593
      52,080  LUCENT TECHNOLOGIES, INC                    5,728,800
     196,091 *MCI WORLDCOM, INC                          14,069,529
       3,400 *MEDIA ONE GROUP, INC                          159,800
       2,700 *NEXTLINK COMMUNICATIONS, INC                   76,612
       1,600 *NTL, INC                                       90,300
       1,400 *PAGEMART WIRELESS, INC (CLASS A)                7,787
       5,000 *PAGING NETWORK, INC                            23,437
       1,200 *RCN CORP                                       21,225
       9,800  SBC COMMUNICATIONS, INC                       525,525
       3,400 *SKYTEL COMMUNICATIONS, INC                     75,225
       1,100  SPRINT CORP (FON GROUP)                        92,537
       2,350 *SPRINT CORP (PCS GROUP)                        54,343
         700  TCA CABLE TV, INC                              24,981
         736 *TELE-COMMUNICATIONS, INC
                (CLASS A)                                    40,710
      11,328 *TELECOM-TCI VENTURES GROUP
                (CLASS A)                                   266,916
          92  U.S. WEST, INC                                  5,945


See notes to financial statements                          1998 ANNUAL REPORT 45

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS           GROWTH EQUITY FUND

-------------------------------------------------------------------
SHARES                                                     VALUE
-------------------------------------------------------------------
COMMUNICATIONS -- (Continued)
       1,200 *UNITED VIDEO SATELLITE
                GROUP, INC                             $     28,350
       1,000 *VANGUARD CELLULAR SYSTEMS,
                INC                                          25,812
       4,400 *VIACOM, INC (CLASS B)                         325,600
       2,900 *WESTERN WIRELESS CORP
                (CLASS A)                                    63,800
      25,382 *WINSTAR COMMUNICATIONS, INC                   989,898
         300 *YOUNG BROADCASTING, INC
                (CLASS A)                                    12,562
                                                       ------------
                                                         49,231,403
                                                       ------------
DEPOSITORY INSTITUTIONS -- 1.56%
       6,300  BANK OF NEW YORK CO, INC                      253,575
       3,800  BANK ONE CORP                                 194,037
         950  BANKAMERICA CORP                               57,118
         900  COMERICA, INC                                  61,368
       1,500  COMMUNITY FIRST
                BANKSHARES, INC                              31,593
       1,200 *CONCORD EFS, INC                               50,850
       6,150  FIFTH THIRD BANCORP                           438,571
       1,300  FIRST BANCORP (PUERTO RICO)                    39,243
         585  FIRST UNION CORP                               35,575
       2,000  FIRSTAR CORP                                  186,500
         400 *HUBCO, INC                                     12,050
       1,500 *IMPERIAL BANCORP                               24,937
      21,275  MBNA CORP                                     530,545
       1,600  MELLON BANK CORP                              110,000
       2,000  NORTHERN TRUST CORP                           174,625
         200 *OCWEN FINANCIAL CORP                            2,462
         700  OLD NATIONAL BANCORP                           39,025
       4,950  PROVIDIAN FINANCIAL CORP                      371,250
         600  REPUBLIC NEW YORK CORP                         27,337
         300 *SILICON VALLEY BANCSHARES                       5,109
       1,500 *SKY FINANCIAL GROUP, INC                       39,656
         300 *SOUTHWEST BANCORP OF TEXAS,
                INC                                           5,362
       1,600  STATE STREET CORP                             111,300
       1,200  SUNTRUST BANKS, INC                            91,800
         450  SYNOVUS FINANCIAL CORP                         10,968
         500  TR FINANCIAL CORP                              19,687
         700  TRUST CO OF NEW JERSEY                         17,150
      13,812  U.S. BANCORP                                  490,326
         500  U.S. TRUST CORP                                38,000
         700  UNITED BANKSHARES, INC                         18,550
       1,500  WASHINGTON MUTUAL, INC                         57,281
      26,200  WELLS FARGO CO                              1,046,362
         300  WESTERN BANCORP                                 8,775
       1,800 *WESTERNBANK PUERTO RICO                        28,575
                                                       ------------
                                                          4,629,562
                                                       ------------
EATING AND DRINKING PLACES -- 0.43%
         600  APPLEBEES INTERNATIONAL, INC                   12,375
         800  AVADO BRANDS, INC                               6,650
       1,000 *CEC ENTERTAINMENT, INC                         27,750
       1,760  CKE RESTAURANTS, INC                           51,810
         625 *CONSOLIDATED PRODUCTS, INC                     12,890
         900  DARDEN RESTAURANTS, INC                        16,200
       1,800 *FOODMAKER, INC                                 39,712
       3,400  HOST MARRIOTT CORP (NEW)                       46,963
         500 *HOST MARRIOTT SERVICES CORP                     5,188
         300 *LANDRYS SEAFOOD
                RESTAURANTS, INC                              2,250
       2,000  MARRIOTT INTERNATIONAL
              (CLASS A)                                      58,000
      10,500  MCDONALD'S CORP                               804,562
       1,200 *NPC INTERNATIONAL, INC                         14,475
         700 *OUTBACK STEAKHOUSE, INC                        27,912
         900 *PAPA JOHNS INTERNATIONAL, INC                  39,712
         800 *PLANET HOLLYWOOD, INC
                (CLASS A)                                     1,850
         250 *SODEXHO MARRIOTT
                SERVICES, INC                                 6,921
         600 *THE CHEESECAKE FACTORY CO                      17,793
       1,260 *TRICON GLOBAL RESTAURANTS,
                INC                                          63,157
         800  WENDY'S INTERNATIONAL, INC                     17,450
                                                       ------------
                                                          1,273,620
                                                       ------------
EDUCATIONAL SERVICES -- 0.07%
       1,950 *APOLLO GROUP, INC (CLASS A)                    66,056
         200 *COMPUTER LEARNING CENTERS,
                INC                                           1,337
       1,600 *DEVRY, INC                                     49,000
       1,200 *EDUCATION MANAGEMENT CORP                      28,350
         100 *ITT EDUCATIONAL SERVICES, INC                   3,400
         200 *LEARNING TREE INTERNATIONAL,
                INC                                           1,812
       2,050 *SYLVAN LEARNING SYSTEMS, INC                   62,525
                                                       ------------
                                                            212,480
                                                       ------------
ELECTRIC, GAS, AND SANITARY SERVICES -- 3.81%
       1,500 *AES CORP                                       71,062
       6,600 *ALLIED WASTE INDUSTRIES, INC                  155,512
       3,000 *AQUA ALLIANCE, INC                              6,187
       1,000  BROWNING FERRIS INDUSTRIES, INC                28,437
       1,200  COASTAL CORP                                   41,925
         450  COLUMBIA ENERGY GROUP                          25,987
       1,500 *EASTERN ENVIRONMENTAL
                SERVICES, INC                                44,531
       1,000  ENRON CORP                                     57,062
         800  FIRSTENERGY CORP                               26,050
         700 *NEWPARK RESOURCES, INC                          4,768
       3,400 *REPUBLIC INDUSTRIES, INC                       50,150
         300  SONAT, INC                                      8,118
       1,100 *SUPERIOR SERVICES, INC                         22,068
          12  TEXAS UTILITIES CO                                560
     229,470  WASTE MANAGEMENT, INC                      10,699,038
       1,800  WILLIAMS COS, INC                              56,137
                                                       ------------
                                                         11,297,592
                                                       ------------


46 1998 ANNUAL REPORT                          See notes to financial statements

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS           GROWTH EQUITY FUND

-------------------------------------------------------------------
SHARES                                                     VALUE
-------------------------------------------------------------------
ELECTRONIC AND OTHER ELECTRIC
EQUIPMENT -- 10.80%
         500 *ACTEL CORP                               $     10,000
       7,000 *ADC TELECOMMUNICATIONS,
                INC                                         243,250
       1,100 *ADTRAN, INC                                    20,143
       1,100 *ADVANCED FIBRE
                COMMUNICATIONS                               12,031
         800 *ADVANCED MICRO DEVICES, INC                    23,150
       1,400  ALLEGHENY TELEDYNE, INC                        28,612
       2,300 *ALTERA CORP                                   140,012
       2,400 *AMERICAN POWER CONVERSION
                CORP                                        116,250
      90,955 *AMERICAN TOWER SYSTEMS
                (CLASS A)                                 2,688,857
         785  AMP, INC                                       40,869
      67,100 *ANALOG DEVICES, INC                         2,105,262
       2,300 *ANDREW CORP                                    37,950
       1,100 *APPLIED MICRO CIRCUITS CORP                    37,365
         700 *ARTESYN TECHNOLOGIES, INC                       9,800
       1,400 *ASPECT TELECOMMUNICATIONS
                CORP                                         24,150
       2,400 *ATMEL CORP                                     36,750
         100 *BROADCOM CORP (CLASS A)                        12,075
       1,000 *CIENA CORP                                     14,625
         366 *COMMSCOPE, INC                                  6,153
       2,355 *COMVERSE TECHNOLOGY, INC                      167,205
         200 *DAVOX CORP                                      1,525
       1,000 *DIGITAL MICROWAVE CORP                          6,843
         500 *DII GROUP, INC                                 11,500
       2,400  EMERSON ELECTRIC CO                           145,200
     113,835  GENERAL ELECTRIC CO                        11,618,284
       1,100 *GENERAL INSTRUMENT CORP                        37,331
         275 *GENERAL SEMICONDUCTOR, INC                      2,251
         400  HARRIS CORP                                    14,650
         100 *HMT TECHNOLOGY CORP                             1,281
         100 *HUTCHINSON TECHNOLOGY, INC                      3,562
         400  INNOVEX, INC                                    5,487
         300 *INTEGRATED CIRCUIT SYSTEMS,
                INC                                           5,287
      53,853  INTEL CORP                                  6,384,946
         900 *JABIL CIRCUIT, INC                             67,162
         700  KUHLMAN CORP                                   26,512
         200 *LATTICE SEMICONDUCTOR CORP                      9,181
       1,950 *LEVEL ONE COMMUNICATIONS,
                INC                                          69,225
      40,489  LINEAR TECHNOLOGY CO                        3,626,296
         900 *LO-JACK CORP                                   10,687
       1,600 *LSI LOGIC CORP                                 25,800
       2,000 *MAXIM INTEGRATED PRODUCTS                      87,375
         500  MAYTAG CO                                      31,125
         300 *MICREL, INC                                    16,500
       2,300 *MICROCHIP TECHNOLOGY, INC                      85,100
       1,200 *MICRON TECHNOLOGY, INC                         60,675
       1,700 *MMC NETWORKS, INC                              22,525
       2,200  MOLEX, INC                                     83,875
       5,700  MOTOROLA, INC                                 348,056
         500 *MRV COMMUNICATIONS, INC                         3,093
         500 *NATIONAL SEMICONDUCTOR CORP                     6,750
         300  NATIONAL SERVICE INDUSTRIES,
                INC                                          11,400
         300 *NATURAL MICROSYSTEMS CORP                       2,184
       1,100 *NEOMAGIC CORP                                  24,337
      19,320  NORTHERN TELECOMMUNICATIONS
                LTD (U.S.)                                  968,415
       1,000 *P-COM, INC                                      3,984
       1,500 *PAIRGAIN TECHNOLOGIES, INC                     11,531
         500 *PHOTRONICS, INC                                11,984
         500 *PLANTRONICS, INC                               43,000
         400 *PLEXUS CORP                                    13,550
         700 *PMC-SIERRA, INC                                44,187
         200 *PREMISYS COMMUNICATIONS, INC                    1,837
       3,000 *QUALCOMM, INC                                 155,437
         200 *RAMBUS, INC                                    19,250
       2,100  RAYCHEM CORP                                   67,856
         900 *RAYOVAC CORP                                   24,018
         300 *REMEC, INC                                      5,400
         300 *ROYAL APPLIANCE
                MANUFACTURING CO, INC                         1,106
       2,200 *SANMINA CORP                                  137,500
         500  SCIENTIFIC-ATLANTA, INC                        11,406
         600 *SDL, INC                                       23,775
         200 *SEMTECH CORP                                    7,175
         200 *SIPEX CORP                                      7,025
         600 *SMART MODULAR
                TECHNOLOGIES, INC                            16,650
       2,300 *SOLECTRON CORP                                213,756
         300 *SPECTRIAN CORP                                  3,862
       1,100 *SUNBEAM CORP                                    7,700
         800 *TECHNITROL, INC                                25,500
         400 *TEKELEC                                         6,625
       6,516 *TELLABS, INC                                  446,753
       7,800  TEXAS INSTRUMENTS, INC                        667,387
         200  THOMAS & BETTS CORP                             8,662
         900 *UNIPHASE CORP                                  62,437
         600 *UNITRODE CORP                                  10,500
       2,000 *VITESSE SEMICONDUCTOR CORP                     91,250
         400  WHIRLPOOL CORP                                 22,150
         500 *WORLD ACCESS, INC                              10,687
       3,100 *XILINX, INC                                   201,887
         700 *XYLAN CORP                                     12,293
         800x*ZENITH ELECTRONICS CORP                           213
                                                       ------------
                                                         31,997,262
                                                       ------------


See notes to financial statements                          1998 ANNUAL REPORT 47

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS           GROWTH EQUITY FUND

-------------------------------------------------------------------
SHARES                                                     VALUE
-------------------------------------------------------------------
ENGINEERING AND MANAGEMENT
SERVICES -- 0.13%
       2,800 *CATALYTICA, INC                          $     50,400
       1,700 *CORRECTIONS CORP OF AMERICA                    29,962
         500 *DATA TRANSMISSION NETWORK
                CORP                                         14,437
       1,300  DUN & BRADSTREET CORP                          41,031
         300  EG & G, INC                                     8,343
         900 *GARTNER GROUP, INC (CLASS A)                   19,125
         500 *INCYTE PHARMACEUTICALS, INC                    18,687
       1,100 *NFO WORLDWIDE, INC                             12,650
       3,000 *QUINTILES TRANSNATIONAL CORP                  160,125
         400 *RENAISSANCE WORLDWIDE, INC                      2,450
         200 *WACKENHUT CORRECTIONS CORP                      5,725
         800 *WHITTMAN HART, INC                             22,100
                                                       ------------
                                                            385,035
                                                       ------------
FABRICATED METAL PRODUCTS -- 0.63%
         200  BALL CORP                                       9,150
         600 *BARNES GROUP, INC                              17,475
         450  CRANE CO                                       13,584
         700  CROWN CORK & SEAL CO, INC                      21,568
      31,850  GILLETTE CO                                 1,538,753
       7,400  MASCO CORP                                    212,750
         600  PARKER-HANNIFIN CORP                           19,650
         200  SNAP-ON, INC                                    6,962
         600  STANLEY WORKS CO                               16,650
         200  STRUM, RUGER & CO, INC                          2,387
                                                       ------------
                                                          1,858,929
                                                       ------------
FOOD AND KINDRED PRODUCTS -- 2.88%
          90 *AGRIBRANDS INTERNATIONAL, INC                   2,700
       1,900  ANHEUSER BUSCH COS, INC                       124,687
       3,307  ARCHER DANIELS MIDLAND CO                      56,839
       6,600  BESTFOODS, INC                                351,450
         300  BROWN FORMAN, INC (CLASS B)                    22,706
       2,600  CAMPBELL SOUP CO                              143,000
      58,800  COCA COLA CO                                3,932,250
       9,100  COCA COLA ENTERPRISES, INC                    325,325
       7,800  CONAGRA, INC                                  245,700
         500  DEAN FOODS CO                                  20,406
       3,000  GENERAL MILLS, INC                            233,250
       4,000  HEINZ (H.J.) CO                               226,500
       1,300  HERSHEY FOODS CORP                             80,843
       1,000 *INTERNATIONAL HOME FOODS, INC                  16,875
         900 *INTERSTATE BAKERIES CORP                       23,793
         200 *KEEBLER FOODS CO                                7,525
       2,900  KELLOGG CO                                     98,962
       1,500  LANCASTER COLONY CORP                          48,187
      32,400  PEPSICO, INC                                1,326,375
       4,000  QUAKER OATS CO                                238,000
       7,000  RALSTON PURINA CO                             226,625
      17,000  SARA LEE CORP                                 479,187
       1,500 *SMITHFIELD FOODS, INC                          50,812
       2,100 *SUIZA FOODS CORP                              106,968
       1,100  TOOTSIE ROLL INDUSTRIES, INC                   43,037
         500 *TRIARC COS, INC                                 8,000
         260 *VLASIC FOODS INTERNATIONAL,
                INC                                           6,191
         900  WHITMAN CORP                                   22,837
       1,000  WRIGLEY (WM) JR CO                             89,562
                                                       ------------
                                                          8,558,592
                                                       ------------
FOOD STORES -- 0.42%
       1,400  ALBERTSONS, INC                                89,162
       1,500  AMERICAN STORES CO                             55,406
       1,500  FOOD LION, INC (CLASS B)                       15,093
       2,000 *GENERAL NUTRITION COS, INC                     32,500
         100  GREAT ATLANTIC & PACIFIC
                TEA CO, INC                                   2,962
       2,700 *KROGER CO                                     163,350
      13,900 *SAFEWAY, INC                                  847,031
         900 *STARBUCKS CORP                                 50,512
                                                       ------------
                                                          1,256,016
                                                       ------------
FURNITURE AND FIXTURES -- 0.09%
         100  BUSH INDUSTRIES, INC (CLASS A)                  1,243
         100  ETHAN ALLEN INTERIORS, INC                      4,100
       2,000 *FURNITURE BRANDS
                INTERNATIONAL, INC                           54,500
       3,300  HON INDUSTRIES, INC                            78,993
         100 *KNOLL, INC                                      2,962
       5,100  MILLER (HERMAN), INC                          137,062
                                                       ------------
                                                            278,860
                                                       ------------
FURNITURE AND HOMEFURNISHINGS
STORES -- 0.20%
       5,800 *BED BATH & BEYOND, INC                        197,925
         700  CIRCUIT CITY STORES-
                CIRCUIT CITY GROUP                           34,956
       3,100 *COMPUSA, INC                                   40,493
         400 *GUITAR CENTER, INC                              9,850
         400 *LINENS N THINGS, INC                           15,850
         600 *MUSICLAND STORES CORP                           8,962
       4,300 *PIER 1 IMPORTS, INC                            41,656
       4,300  TANDY CORP                                    177,106
         800 *TRANS WORLD ENTERTAINMENT
                CORP                                         15,250
       1,000 *WILLIAMS-SONOMA, INC                           40,312
                                                       ------------
                                                            582,360
                                                       ------------
GENERAL BUILDING CONTRACTORS -- 0.02%
         400  CENTEX CORP                                    18,025
         200  KAUFMAN & BROAD HOME CORP                       5,750
       1,300  LENNAR CORP                                    32,825
         200  PULTE CORP                                      5,562
                                                       ------------
                                                             62,162
                                                       ------------


48 1998 ANNUAL REPORT                          See notes to financial statements

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS           GROWTH EQUITY FUND

-------------------------------------------------------------------
SHARES                                                     VALUE
-------------------------------------------------------------------

GENERAL MERCHANDISE STORES -- 1.51%
         125 *99 CENTS ONLY STORES                     $      6,141
       2,400  CASEYS GENERAL STORES, INC                     31,275
       1,670 *CONSOLIDATED STORES CORP                       33,713
       2,500 *COSTCO COS, INC                               180,468
       7,300  DAYTON HUDSON CORP                            396,025
         600  DILLARDS, INC (CLASS A)                        17,025
         500  DOLLAR GENERAL CORP                            11,812
       2,500 *DOLLAR TREE STORES, INC                       109,218
       8,000  FAMILY DOLLAR STORES, INC                     176,000
       1,200 *FEDERATED DEPARTMENT
                STORES, INC                                  52,275
         570 *FRED MEYER, INC                                34,342
         400  HARCOURT GENERAL, INC                          21,275
       5,800 *KOHLS CORP                                    356,337
         500  MAY DEPARTMENT STORES CO                       30,187
         500 *NEIMAN-MARCUS GROUP, INC                       12,468
       1,500 *SAKS, INC                                      47,343
       2,100  SEARS ROEBUCK & CO                             89,250
         800 *VENATOR GROUP, INC                              5,150
      35,200  WAL-MART STORES, INC                        2,866,600
                                                       ------------
                                                          4,476,904
                                                       ------------
HEALTH SERVICES -- 0.35%
         600 *BEVERLY ENTERPRISES, INC                        4,050
         200 *CAREMATRIX CORP                                 6,125
       3,700  COLUMBIA/HCA HEALTHCARE
                CORP                                         91,575
       1,600 *COVANCE, INC                                   46,600
         400 *CURATIVE HEALTH SERVICES, INC                  13,400
         735 *ENZO BIOCHEMICAL, INC                           7,579
         400 *EXPRESS SCRIPTS, INC                           26,850
         400 *HCR MANOR CARE                                 11,750
      11,750 *HEALTH MANAGEMENT
                ASSOCIATES, INC (CLASS A) NEW               254,093
         300  HEALTHPLAN SERVICES CORP                        3,450
       8,748 *HEALTHSOUTH CORP                              135,047
       2,100 *LINCARE HOLDINGS, INC                          85,181
         400 *MAGELLAN HEALTH SERVICES, INC                   3,350
         300 *MARINER POST-ACUTE NETWORK,
                INC                                           1,368
       7,700 *MEDPARTNERS, INC                               40,425
         900 *ORTHODONTIC CENTERS OF
                AMERICA, INC                                 17,493
         300 *PEDIATRIX MEDICAL GROUP, INC                   17,981
       1,800 *PHYCOR, INC                                    12,262
       1,700 *PSS WORLD MEDICAL, INC                         39,100
         900 *RENAL CARE GROUP, INC                          25,931
       5,300 *TENET HEALTHCARE CORP                         139,125
       1,901 *TOTAL RENAL CARE HOLDINGS,
                INC                                          56,198
         800 *VENCOR, INC                                     3,600
                                                       ------------
                                                          1,042,533
                                                       ------------
HEAVY CONSTRUCTION,
EXCEPT BUILDING -- 0.01%
         500  FLUOR CORP                                     21,281
         300 *MASTEC, INC                                     6,300
                                                       ------------
                                                             27,581
                                                       ------------
HOLDING AND OTHER INVESTMENT
OFFICES -- 0.08%
       1,200 *COUSINS PROPERTIES, INC                        38,700
         411  FELCOR LODGING TRUST, INC                       9,478
         700 *GENERAL GROWTH PROPERTIES,
                INC                                          26,512
         100 *HEALTH CARE PROPERTY
                INVESTORS, INC                                3,075
       1,600 *MACERICH CO                                    41,000
         700  MERISTAR HOSPITALITY CORP                      12,993
         737  PATRIOT AMERICAN HOSPITALITY,
                INC                                           4,422
         100  STARWOOD FINANCIAL TRUST                        6,000
         643  STARWOOD HOTELS & RESORTS
                TRUST                                        14,588
         800 *TOWN & COUNTRY TRUST                           12,850
         800 *VENTAS, INC                                     9,750
       1,200  WEINGARTEN REALTY INVESTORS,
                INC                                          53,550
                                                       ------------
                                                            232,918
                                                       ------------
HOTELS AND OTHER LODGING PLACES -- 0.44%
         300 *BRISTOL HOTELS & RESORTS, INC                   1,837
      60,464 *CENDANT CORP                                1,152,595
         340 *CRESTLINE CAPITAL CORP                          4,972
       2,200 *EXTENDED STAY AMERICA, INC                     23,100
       2,000  HILTON HOTELS CORP                             38,250
         300 *MERISTAR HOTELS & RESORTS, INC                    787
       1,895 *PROMUS HOTEL CORP                              61,350
         600 *VAIL RESORTS, INC                              13,200
                                                       ------------
                                                          1,296,091
                                                       ------------
INDUSTRIAL MACHINERY AND
EQUIPMENT -- 10.92%
       8,100 *3COM CORP                                     362,981
       2,600 *ADAPTEC, INC                                   45,662
       1,000 *AMERICAN STANDARD COS, INC                     36,000
       5,100 *APPLIED MATERIALS, INC                        217,706
         100 *ASYST TECHNOLOGIES, INC                         2,037
       3,910  BAKER HUGHES, INC                              69,158
         300 *BELL & HOWELL CO                               11,343
         500  BLACK & DECKER CORP                            28,031
       2,000 *C-CUBE MICROSYSTEMS, INC                       54,250
       1,300 *CABLETRON SYSTEMS, INC                         10,887
         400  CASE CORP                                       8,725


See notes to financial statements                          1998 ANNUAL REPORT 49

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS           GROWTH EQUITY FUND

-------------------------------------------------------------------
SHARES                                                     VALUE
-------------------------------------------------------------------
INDUSTRIAL MACHINERY AND
EQUIPMENT -- (Continued)
      70,770 *CISCO SYSTEMS, INC                       $  6,568,340
      42,184  COMPAQ COMPUTER CORP                        1,769,091
      28,400 *DELL COMPUTER CORP                          2,078,525
         200 *DIALOGIC CORP                                   3,931
       1,000  DIEBOLD, INC                                   35,687
       1,000  DOVER CORP                                     36,625
      12,600 *EMC CORP                                    1,071,000
         300 *ENCAD, INC                                      1,087
         600 *ETEC SYSTEMS, INC                              24,000
         400  GRACO, INC                                     11,800
         200  HARNISCHFEGER INDUSTRIES, INC                   2,037
      12,500  HEWLETT-PACKARD CO                            853,906
         450  HUSSMANN INTERNATIONAL, INC                     8,718
         900  INGERSOLL-RAND CO                              42,243
         300 *INTEGRATED PROCESS
                EQUIPMENT CORP                                3,225
       3,900  INTERNATIONAL BUSINESS
                MACHINES CORP                               720,525
       3,200 *IOMEGA CORP                                    23,400
         600 *KULICHE & SOFFA INDUSTRIES, INC                10,650
       2,400 *LEXMARK INTERNATIONAL
                GROUP (CLASS A)                             241,200
         400 *MICROS SYSTEMS, INC                            13,150
       3,000  MINNESOTA MINING &
                MANUFACTURING CO                            213,375
       1,700 *NOVELLUS SYSTEMS, INC                          84,150
       1,000  PALL CORP                                      25,312
         800 *PAXAR CORP                                      7,150
       5,200  PITNEY BOWES, INC                             343,525
         700 *PRESSTEK, INC                                   4,768
         100 *SANDISK CORP                                    1,412
       3,500 *SEAGATE TECHNOLOGY, INC                       105,875
         900 *SECURITY DYNAMICS
                TECHNOLOGIES, INC                            20,700
         300 *SPLASH TECHNOLOGY HOLDINGS,
                INC                                           2,231
       5,500 *STORAGE TECHNOLOGY CORP                       195,593
         400 *SYMBOL TECHNOLOGIES, INC                       25,575
         400  TENNANT CO                                     16,050
         500  TENNECO, INC                                   17,031
         300  TIMKEN CO                                       5,662
     190,915  TYCO INTERNATIONAL LTD                     14,402,150
      71,400 *UNISYS CORP                                 2,458,837
         300 *UNOVA, INC                                      5,437
       3,000 *VARCO INTERNATIONAL, INC                       23,250
         800 *VISUAL NETWORKS, INC                           30,000
                                                       ------------
                                                         32,354,003
                                                       ------------
INSTRUMENTS AND RELATED
PRODUCTS -- 1.69%
         700 *ADAC LABORATORIES, INC                         13,971
         600 *AFFYMETRIX, INC                                14,625
       1,800 *ARTERIAL VASCULAR
                ENGINEERING, INC                             94,500
         300  BARD (C.R.), INC                               14,850
         300  BAUSCH & LOMB, INC                             18,000
       3,600  BAXTER INTERNATIONAL, INC                     231,525
         800  BECKMAN COULTER, INC                           43,400
       4,500  BECTON DICKINSON & CO                         192,093
       1,200  BIOMET, INC                                    48,300
       5,700 *BOSTON SCIENTIFIC CORP                        152,831
         900 *COGNEX CORP                                    18,000
         400 *COLE NATIONAL CORP (CLASS A)                    6,850
         300 *COOPER COS, INC                                 6,206
      30,100 *CYMER, INC                                    440,212
         200 *CYTYC CORP                                      5,150
       1,900  DENTSPLY INTERNATIONAL, INC                    48,925
       1,600  EASTMAN KODAK CO                              115,200
         700 *GENRAD, INC                                    11,025
       4,600  GUIDANT CORP                                  507,150
         400 *HOLOGIC, INC                                    4,850
       2,000  HONEYWELL, INC                                150,625
         600  INVACARE CORP                                  14,400
       7,900 *KLA-TENCOR CORP                               342,662
      12,984  MEDTRONIC, INC                                964,062
       2,200 *METTLER-TOLEDO
                INTERNATIONAL, INC                           61,737
         400  MILLIPORE CORP                                 11,375
         300 *MINIMED, INC                                   31,425
         900 *NEOPATH, INC                                    5,343
         500 *OAKLEY, INC                                     4,718
          23 *PANAVISION, INC NEW                               284
         400  PERKIN-ELMER CORP                              39,025
         300  POLAROID CORP                                   5,606
       1,300  RAYTHEON CO (CLASS B)                          69,225
         100 *RESMED, INC                                     4,537
         700 *RESPIRONICS, INC                               14,021
         200 *SABRATEK CORP                                   3,275
         700 *SEPRACOR, INC                                  61,687
         600 *SOFAMOR DANEK GROUP, INC                       73,050
       2,100 *ST. JUDE MEDICAL, INC                          58,143
         900 *STAAR SURGICAL CO                               7,031
       3,500 *STERIS CORP                                    99,531
       2,500 *SYBRON INTERNATIONAL CORP                      67,968
         150  TEKTRONIX, INC                                  4,509
         500 *THERMO CARDIOSYSTEMS, INC                       5,218
       1,100 *THERMO ELECTRON CORP                           18,631
         600 *VISX, INC                                      52,462
         900 *VIVUS, INC                                      2,334
         400 *WATERS CORP                                    34,900
       6,900  XEROX CORP                                    814,200
                                                       ------------
                                                          5,009,647
                                                       ------------


50 1998 ANNUAL REPORT                          See notes to financial statements

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS           GROWTH EQUITY FUND

-------------------------------------------------------------------
SHARES                                                     VALUE
-------------------------------------------------------------------
INSURANCE AGENTS, BROKERS AND
SERVICE -- 0.06%
         300  BLANCH (E.W.) HOLDINGS, INC              $     14,231
       2,800 *FIRST HEALTH GROUP CORP                        46,375
       1,950  MARSH & MCLENNAN COS, INC                     113,953
                                                       ------------
                                                            174,559
                                                       ------------
INSURANCE CARRIERS -- 4.82%
         200  AETNA, INC                                     15,725
       3,000  AFLAC, INC                                    132,000
      70,000  ALLSTATE CORP                               2,703,750
      20,675  AMERICAN INTERNATIONAL
                GROUP, INC                                1,997,721
         700 *AMERIN CORP                                    16,537
         900  AON CORP                                       49,837
          52 *BERKSHIRE HATHAWAY, INC
                (CLASS B)                                   123,375
     103,200  CAPITAL RE CORP                             2,070,450
      40,317  CITIGROUP, INC                              1,995,691
         600 *CMAC INVESTMENT CORP                           27,562
       3,932  CONSECO, INC                                  120,171
      29,325  EXEL LTD (CLASS A)                          2,199,375
         880  FIDELITY NATIONAL FINANCIAL,
                INC                                          26,840
       2,600  FIRST AMERICAN FINANCIAL CORP                  83,525
       2,400 *FOUNDATION HEALTH SYSTEMS
                (CLASS A)                                    28,650
         900 *HUMANA, INC                                    16,031
         500  LOEWS CORP                                     49,125
       5,100  MGIC INVESTMENT CORP                          203,043
       1,100 *MID ATLANTIC MEDICAL
                SERVICES, INC                                10,793
       4,700 *OXFORD HEALTH PLANS, INC                       69,912
         300 *PACIFICARE HEALTH SYSTEMS, INC
                (CLASS B)                                    23,850
         100  PROGRESSIVE CORP                               16,937
      10,850  SUNAMERICA, INC                               880,206
         400  TRANSAMERICA CORP                              46,200
      30,900  UNITED HEALTHCARE CORP                      1,330,631
         800  UNUM CORP                                      46,700
                                                       ------------
                                                         14,284,637
                                                       ------------
LEATHER AND LEATHER PRODUCTS -- 0.00%
         194 *SAMSONITE CORP                                  1,079
         300  STRIDE RITE CORP                                2,625
         100 *TIMBERLAND CO                                   4,556
                                                       ------------
                                                              8,260
                                                       ------------
LOCAL AND INTERURBAN PASSENGER
TRANSIT -- 0.02%
       1,300 *COACH U.S.A., INC                              45,093
       1,800  LAIDLAW, INC                                   18,112
                                                       ------------
                                                             63,205
                                                       ------------
LUMBER AND WOOD PRODUCTS -- 0.03%
       1,300 *CHAMPION ENTERPRISES, INC                      35,587
         500  GEORGIA-PACIFIC CORP
                (PACKAGING GROUP)                            29,281
         900  OAKWOOD HOMES CORP                             13,668
                                                       ------------
                                                             78,536
                                                       ------------
METAL MINING -- 0.06%
       2,100  BARRICK GOLD CORP                              40,950
       1,400  BATTLE MOUNTAIN GOLD CO                         5,775
         900 *ECHO BAY MINES LTD (U.S.)                       1,575
       7,500  FREEPORT-MCMORAN COPPER
                & GOLD, INC (CLASS B)                        78,281
         900  INCO LTD CO (U.S.)                              9,506
       1,000  NEWMONT MINING CORP                            18,062
       1,200  PLACER DOME, INC                               13,800
         500 *STILLWATER MINING CO                           20,500
                                                       ------------
                                                            188,449
                                                       ------------
MISCELLANEOUS MANUFACTURING
INDUSTRIES -- 0.05%
         900 *BLYTH INDUSTRIES, INC                          28,125
         500  BRADY CORP (CLASS A)                           13,468
       1,700  JOSTENS, INC                                   44,518
       3,100  MATTEL, INC                                    70,718
                                                       ------------
                                                            156,829
                                                       ------------
MISCELLANEOUS RETAIL -- 0.75%
         300 *AMAZON.COM, INC                                96,375
         600 *BARNES & NOBLE, INC                            25,500
         600 *BORDERS GROUP, INC                             14,962
         100 *BRYLANE, INC                                    2,325
         200 *CDW COMPUTER CENTERS, INC                      19,187
       1,800 *CORPORATE EXPRESS, INC                          9,337
       6,700  CVS CORP                                      368,500
         800 *GLOBAL DIRECTMAIL CORP                         18,700
         700 *INSIGHT ENTERPRISES, INC                       35,612
         400 *LANDS END, INC                                 10,775
         200  LONGS DRUG STORES CORP                          7,500
         400 *MICHAELS STORES, INC                            7,237
         800 *MSC INDUSTRIAL DIRECT CO
                (CLASS A)                                    18,100
       7,200 *OFFICE DEPOT, INC                             265,950
       4,600  OMNICARE, INC                                 159,850
       1,500 *PETSMART, INC                                  16,500
       2,000  RITE AID CORP                                  99,125
       7,700 *STAPLES, INC                                  336,393
       1,000 *SUNGLASS HUT INTERNATIONAL,
                INC                                           7,000
         287 *U.S. OFFICE PRODUCTS CO                         1,112
      12,000  WALGREEN CO                                   702,750
                                                       ------------
                                                          2,222,790
                                                       ------------


See notes to financial statements                          1998 ANNUAL REPORT 51

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS           GROWTH EQUITY FUND

-------------------------------------------------------------------
SHARES                                                     VALUE
-------------------------------------------------------------------
MOTION PICTURES -- 0.58%
      55,900  DISNEY (WALT) CO                         $  1,677,000
         900 *HOLLYWOOD ENTERTAINMENT
                CORP                                         24,525
         200 *PIXAR, INC                                      7,000
                                                       ------------
                                                          1,708,525
                                                       ------------
NONDEPOSITORY INSTITUTIONS -- 2.19%
         500  AAMES FINANCIAL CORP                            1,594
      10,600  AMERICAN EXPRESS CO                         1,083,850
       3,200 *AMERICREDIT CORP                               44,200
         600 *AMRESCO, INC                                    5,250
      68,400  ASSOCIATES FIRST CAPITAL
                CORP                                      2,898,450
       1,100  CAPITAL ONE FINANCIAL CORP                    126,500
         200 *CONTIFINANCIAL CORP                             1,425
         200  COUNTRYWIDE CREDIT
                INDUSTRIES, INC                              10,037
       1,800  DORAL FINANCIAL CORP                           39,825
      13,900  FEDERAL NATIONAL MORTGAGE
                ASSOCIATION                               1,028,600
         600 *FIRSTPLUS FINANCIAL GROUP, INC                  1,650
      15,200  FREDDIE MAC                                   979,450
       3,019  HOUSEHOLD INTERNATIONAL, INC                  119,627
         500 *IMC MORTGAGE CO                                   140
         600 *IMPERIAL CREDIT INDUSTRIES, INC                 5,025
         900  METRIS COS, INC                                45,281
       2,100  SLM HOLDINGS CORP                             100,800
         200 *SOUTHERN PACIFIC FUNDING CORP                      15
                                                       ------------
                                                          6,491,719
                                                       ------------
OIL AND GAS EXTRACTION -- 1.31%
      13,975  DIAMOND OFFSHORE DRILLING,
                INC                                         331,032
       2,416 *EEX CORP                                       16,912
       5,400  ENSCO INTERNATIONAL, INC                       57,712
       1,500 *GLOBAL INDUSTRIES LTD                           9,187
       2,000 *GREY WOLF, INC                                  1,625
       5,200  HALLIBURTON CO                                154,050
       2,900 *HARKEN ENERGY CORP                              5,618
         400  HELMERICH & PAYNE, INC                          7,750
      42,944  IHC CALAND NV                               1,784,882
         300 *KEY ENERGY SERVICES, INC                        1,406
       2,400 *MARINE DRILLING CO, INC                        18,450
         700 *NOBLE DRILLING CORP                             9,056
     189,333 *OCEAN ENERGY, INC                           1,195,164
         900 *ORYX ENERGY CO                                 12,093
         600 *PATTERSON ENERGY, INC                           2,437
       1,200 *PRIDE INTERNATIONAL, INC                        8,475
       2,980 *R & B FALCON CORP                              22,722
       2,600 *ROWAN COS, INC                                 26,000
         600 *SANTA FE ENERGY RESOURCES, INC                  4,425
         700  SCHLUMBERGER LTD                               32,287
         600 *SEITEL, INC                                     7,462
         300 *STONE ENERGY CORP                               8,625
       3,600  TRANSOCEAN OFFSHORE, INC                       96,525
       1,400 *TUBOSCOPE, INC                                 11,375
       2,600  UNION PACIFIC RESOURCES
                GROUP, INC                                   23,562
         500  VASTAR RESOURCES, INC                          21,593
         600 *VERITAS DGC, INC                                7,800
         600 *WEATHERFORD INTERNATIONAL                      11,625
                                                       ------------
                                                          3,889,850
                                                       ------------
PAPER AND ALLIED PRODUCTS -- 0.32%
         900  AVERY DENNISON CORP                            40,556
         300  BEMIS, INC                                     11,381
         800 *BUCKEYE TECHNOLOGIES, INC                      11,950
         500  CHAMPION INTERNATIONAL CORP                    20,250
       8,900  FORT JAMES CORP                               356,000
       8,700  KIMBERLY CLARK CORP                           474,150
         300  MEAD CORP                                       8,793
         600  WILLAMETTE INDUSTRIES, INC                     20,100
                                                       ------------
                                                            943,180
                                                       ------------
PERSONAL SERVICES -- 0.15%
       2,100  BLOCK (H&R), INC                               94,500
       3,300  CINTAS CORP                                   232,443
         200 *EQUITY CORP INTERNATIONAL                       5,312
         600  REGIS CORP                                     24,000
       2,100  SERVICE CORP INTERNATIONAL                     79,931
                                                       ------------
                                                            436,186
                                                       ------------
PETROLEUM AND COAL PRODUCTS -- 0.06%
         400  ASHLAND, INC                                   19,350
       1,000  PENNZENERGY CO                                 14,812
       1,000 *PENNZOIL-QUAKER STATE CO                       14,813
       1,500  PHILLIPS PETROLEUM CO                          63,937
          91  TEXACO, INC                                     4,811
       1,609  UNOCAL CORP                                    46,962
                                                       ------------
                                                            164,685
                                                       ------------
PRIMARY METAL INDUSTRIES -- 0.05%
         800  ALCAN ALUMINIUM CO LTD (U.S.)                  21,650
       1,000  ALUMINUM CO OF AMERICA                         74,562
         300 *ARMCO, INC                                      1,312
         600 *BETHLEHEM STEEL CORP                            5,025
         200 *MAVERICK TUBE CORP                              1,112
         500  NUCOR CORP                                     21,625
         900 *STEEL DYNAMICS, INC                            10,575
         500  WORTHINGTON INDUSTRIES, INC                     6,250
                                                       ------------
                                                            142,111
                                                       ------------
PRINTING AND PUBLISHING -- 0.56%
         400  AMERICAN GREETINGS CORP
                (CLASS A)                                    16,425
         700 *AMERICAN MEDIA, INC (CLASS A)                   3,893
         100 *APPLIED GRAPHICS TECHNOLOGIES,
                INC                                           1,650
         400 *BIG FLOWER HOLDINGS, INC                        8,825
         200 *CONSOLIDATED GRAPHICS, INC                     13,512
         500  DELUXE CORP                                    18,281
         200  DONNELLEY (R.R.) & SONS CO                      8,762


52 1998 ANNUAL REPORT                          See notes to financial statements

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS           GROWTH EQUITY FUND

-------------------------------------------------------------------
SHARES                                                     VALUE
-------------------------------------------------------------------
PRINTING AND PUBLISHING -- (Continued)
         500  DOW JONES & CO, INC                        $   24,062
       4,600  GANNETT CO, INC                               296,700
         200  HARLAND (JOHN H.) CO                            3,162
         800 *JOURNAL REGISTER CO                            12,000
         200  KNIGHT-RIDDER, INC                             10,225
       2,000  LEE ENTERPRISES, INC                           63,000
         600  MCGRAW HILL COS, INC                           61,125
         800  MEDIA GENERAL, INC (CLASS A)                   42,400
         300  MEREDITH CORP                                  11,362
         600  MERRILL CORP                                   11,587
       1,000  NEW YORK TIMES CO (CLASS A)                    34,687
         400 *PETERSEN COS, INC (CLASS A)                    13,550
       1,400  REYNOLDS & REYNOLDS CO
                (CLASS A)                                    32,112
      11,600  TIME WARNER, INC                              719,925
         500  TIMES MIRROR CO SERIES A                       28,000
       3,300  TRIBUNE CO                                    217,800
         153 *WORKFLOW MANAGEMENT, INC                        1,013
                                                       ------------
                                                          1,654,058
                                                       ------------
RAILROAD TRANSPORTATION -- 0.05%
         500  BURLINGTON NORTHERN
                SANTA FE CORP                                16,875
       2,700  KANSAS CITY SOUTHERN
                INDUSTRIES, INC                             132,806
                                                       ------------
                                                            149,681
                                                       ------------
REAL ESTATE -- 0.03%
       1,100 *CATELLUS DEVELOPMENT CORP                      15,743
       1,300 *FAIRFIELD COMMUNITIES, INC                     14,381
         200 *GRUBB & ELLIS CO                                1,612
          66 *INSIGNIA FINANCIAL GROUP, INC                     800
       2,300  STEWART ENTERPRISES, INC
                (CLASS A)                                    51,175
                                                       ------------
                                                             83,711
                                                       ------------
RUBBER AND MISCELLANEOUS
PLASTIC PRODUCTS -- 0.25%
         800  APTARGROUP, INC                                22,450
         400  COOPER TIRE & RUBBER CO                         8,175
         200  FIRST BRANDS CORP                               7,887
       1,200  GOODRICH (B.F.) CO                             43,050
         400  GOODYEAR TIRE & RUBBER CO                      20,175
       5,700  ILLINOIS TOOL WORKS, INC                      330,600
       3,400  NIKE, INC (CLASS B)                           137,912
         500 *REEBOK INTERNATIONAL LTD                        7,437
       1,200  RUBBERMAID, INC                                37,725
       2,300 *SAFESKIN CORP                                  55,487
         321 *SEALED AIR CORP                                16,391
         960  SOLUTIA, INC                                   21,480
         400  TREDEGAR INDUSTRIES, INC                        9,000
       1,800  TUPPERWARE CORP                                29,587
                                                       ------------
                                                            747,356
                                                       ------------
SECURITY AND COMMODITY BROKERS -- 0.25%
         400 *E TRADE GROUP, INC                             18,712
       1,300  EATON VANCE CORP                               27,137
         800  FRANKLIN RESOURCES, INC                        25,600
         700  JEFFERIES GROUP, INC                           34,737
         100  MORGAN STANLEY, DEAN WITTER,
                & CO                                          7,100
         700  PRICE (T. ROWE) ASSOCIATES, INC                23,975
      10,950  SCHWAB (CHARLES) CORP                         615,253
          45  WADDELL & REED FINANCIAL, INC
                (CLASS A)                                     1,066
         195  WADDELL & REED FINANCIAL, INC
                (CLASS B)                                     4,533
                                                       ------------
                                                            758,113
                                                       ------------
SOCIAL SERVICES -- 0.01%
         200 *ALTERNATIVE LIVING
                SERVICES, INC                                 6,850
         600 *RES-CARE, INC                                  14,812
                                                       ------------
                                                             21,662
                                                       ------------
SPECIAL TRADE CONTRACTORS -- 0.01%
         700 *COMFORT SYSTEMS U.S.A., INC                    12,512
         200 *SERVICE EXPERTS, INC                            5,850
                                                       ------------
                                                             18,362
                                                       ------------
STONE, CLAY, AND GLASS PRODUCTS -- 0.08%
       2,400  CORNING, INC                                  108,000
         200  LIBBEY, INC                                     5,787
       1,800  NEWELL COS, INC                                74,250
         600  OWENS CORNING CO                               21,262
         700  USG CORP                                       35,656
                                                       ------------
                                                            244,955
                                                       ------------
TEXTILE MILL PRODUCTS -- 0.42%
         700  INTERFACE, INC (CLASS A)                        6,496
      38,875 *WESTPOINT STEVENS, INC                      1,226,992
                                                       ------------
                                                          1,233,488
                                                       ------------
TOBACCO PRODUCTS -- 1.13%
         300 *CONSOLIDATED CIGAR
                HOLDINGS, INC                                 5,306
         600 *GENERAL CIGAR HOLDINGS, INC
                (CLASS A)                                     5,212
      61,100  PHILIP MORRIS COS, INC                      3,268,850
       2,000  UST, INC                                       69,750
                                                       ------------
                                                          3,349,118
                                                       ------------
TRANSPORTATION BY AIR -- 0.07%
         500 *ATLAS AIR, INC                                 24,468
       2,400  COMAIR HOLDINGS, INC                           81,000
         560 *FDX CORP                                       49,840
       1,050  SOUTHWEST AIRLINES CO                          23,559
         600 *U.S. AIRWAYS GROUP, INC                        31,200
                                                       ------------
                                                            210,067
                                                       ------------


See notes to financial statements                          1998 ANNUAL REPORT 53

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS           GROWTH EQUITY FUND

-------------------------------------------------------------------
SHARES                                                     VALUE
-------------------------------------------------------------------
TRANSPORTATION EQUIPMENT -- 1.22%
       7,000  ALLIED SIGNAL, INC                       $    310,187
      15,160  BOEING CO                                     494,595
         492  DANA CORP                                      20,110
       4,300  DANAHER CORP                                  233,543
         400  EATON CORP                                     28,275
         800  GENERAL DYNAMICS CORP                          46,900
      27,925 *GENERAL MOTORS CORP
                (CLASS H)                                 1,108,273
       4,200 *GULFSTREAM AEROSPACE CORP                     223,650
       5,700  HARLEY DAVIDSON, INC                          270,037
         100 *HAYES LEMMERZ
                INTERNATIONAL, INC                            3,018
       1,900 *HOWMET INTERNATIONAL, INC                      30,637
         900  LOCKHEED MARTIN CORP                           76,275
       1,000 *MASCOTECH, INC                                 17,125
       3,900  MERITOR AUTOMOTIVE, INC                        82,631
         300 *NAVISTAR INTERNATIONAL CORP                     8,550
         300  NORTHROP GRUMMAN CORP                          21,937
         300  PACCAR, INC                                    12,337
         600  POLARIS INDUSTRIES, INC                        23,512
         102 *SPX CORP                                        6,834
       3,000  SUNDSTRAND CORP                               155,625
         200  TRW, INC                                       11,237
       3,900  UNITED TECHNOLOGIES CORP                      424,125
                                                       ------------
                                                          3,609,413
                                                       ------------
TRANSPORTATION SERVICES -- 0.06%
         700  C.H. ROBINSON WORLDWIDE, INC                   18,156
         200 *EAGLE U.S.A. AIRFREIGHT, INC                    4,900
       3,700  GALILEO INTERNATIONAL, INC                    160,950
          15 *NAVIGANT INTERNATIONAL, INC                       115
                                                       ------------
                                                            184,121
                                                       ------------
TRUCKING AND WAREHOUSING -- 0.01%
       1,300 *SWIFT TRANSPORTATION CO,
                INC                                          36,440
                                                       ------------
WATER TRANSPORTATION -- 1.06%
      64,870  CARNIVAL CORP (CLASS A)                     3,113,760
         700  TIDEWATER, INC                                 16,231
                                                       ------------
                                                          3,129,991
                                                       ------------
WHOLESALE TRADE--DURABLE GOODS -- 0.10%
         300 *ACTION PERFORMANCE COS, INC                    10,613
         200  BRIGGS & STRATTON CORP                          9,975
       1,400 *BRIGHTPOINT, INC                               19,250
         600 *CELLSTAR CORP                                   4,087
         900 *CHS ELECTRONICS, INC                           15,243
       1,800 *FISHER SCIENTIFIC
                INTERNATIONAL, INC                           35,887
         900  GENUINE PARTS CO                               30,093
         400 *HA-LO INDUSTRIES, INC                          15,050
         800  IKON OFFICE SOLUTIONS, INC                      6,850
       2,600 *INGRAM MICRO, INC (CLASS A)                    90,675
         700 *KENT ELECTRONICS CORP                           8,925
       1,600 *SAFEGUARD SCIENTIFICS, INC                     43,900
         300 *WILMAR INDUSTRIES, INC                          6,093
                                                       ------------
                                                            296,641
                                                       ------------
WHOLESALE TRADE--
NONDURABLE GOODS -- 1.71%
       2,800 *AIRGAS, INC                                    25,025
         600 *AMERISOURCE HEALTH CORP
                (CLASS A)                                    39,000
         100 *BARNETT RESOURCES CORP                          2,400
       2,000  BERGEN BRUNSWIG CORP
                (CLASS A)                                    69,750
      54,285  CARDINAL HEALTH, INC                        4,118,874
         400 *CENTRAL GARDEN & PET CO                         5,750
       1,500  DIMON, INC                                     11,156
         400  HUNT CORP                                       4,250
       3,500  MCKESSON CORP NEW                             276,718
       1,500 *NATIONAL-OILWELL, INC                          16,781
         300 *NU SKIN ENTERPRISES, INC
                (CLASS A)                                     7,087
         273 *PHARMERICA, INC                                 1,638
         127 *SCHOOL SPECIALTY, INC                           2,714
         600  SUPERVALU, INC                                 16,800
       5,900  SYSCO CORP                                    161,881
       3,200  UNILEVER NV-N.Y. SHS                          265,400
       1,000 *UNITED STATIONERS, INC                         26,000
         600 *UNIVERSAL CORP                                 21,314
                                                       ------------
                                                          5,072,538
                                                       ------------
              TOTAL COMMON STOCK
              (Cost $237,017,465)                       293,203,369
                                                       ------------
SHORT TERM INVESTMENT -- 1.78%
U.S. GOVERNMENT AGENCY -- 1.78%
              FEDERAL HOME LOAN
                MORTGAGE CORP
  $5,280,000    4.250%, 01/04/99                          5,278,130
                                                       ------------
              TOTAL SHORT TERM INVESTMENT
              (Cost $5,278,130)                           5,278,130
                                                       ------------
              TOTAL PORTFOLIO
              (Cost $242,309,647)                      $298,497,273
                                                       ============

----------
*     Non-income producing

x     In bankruptcy

      At December 31, 1998, the aggregate cost of portfolio investments for federal income tax purposes was $243,373,127.
      Net unrealized appreciation aggregated $55,124,146, of which $63,405,505 related to appreciated portfolio investments and $8,281,359 related to depreciated portfolio investments.


54 1998 ANNUAL REPORT                          See notes to financial statements

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS    INTERNATIONAL EQUITY FUND
                               December 31, 1998             Summary by Industry

-------------------------------------------------------------------
                                                 VALUE           %
-------------------------------------------------------------------
PREFERRED STOCK
BUSINESS SERVICES                              $  190,978     0.16%
PRINTING AND PUBLISHING                           133,995     0.11
TRANSPORTATION EQUIPMENT                          228,156     0.19
                                             ------------   ------
TOTAL PREFERRED STOCK
(Cost $478,251)                                   553,129     0.46
                                             ------------   ------
COMMON STOCK
AGRICULTURAL PRODUCTION-CROPS                      34,732     0.03
AMUSEMENT AND RECREATION
   SERVICES                                       157,333     0.13
APPAREL AND ACCESSORY STORES                      171,512     0.14
BUILDING MATERIALS AND
   GARDEN SUPPLIES                                266,299     0.22
BUSINESS SERVICES                               5,328,934     4.49
CHEMICALS AND ALLIED PRODUCTS                  10,656,763     8.99
COMMUNICATIONS                                 19,931,798    16.81
DEPOSITORY INSTITUTIONS                        12,938,842    10.91
EATING AND DRINKING PLACES                      1,677,946     1.42
ELECTRIC, GAS, AND SANITARY
   SERVICES                                     4,577,663     3.86
ELECTRONIC AND OTHER ELECTRIC
   EQUIPMENT                                    6,344,837     5.35
FABRICATED METAL PRODUCTS                         209,318     0.18
FOOD AND KINDRED PRODUCTS                       3,649,032     3.08
FOOD STORES                                     3,597,940     3.03
GENERAL BUILDING CONTRACTORS                      216,306     0.18
GENERAL MERCHANDISE STORES                      1,095,519     0.92
HEAVY CONSTRUCTION,
   EXCEPT BUILDING                              3,427,327     2.89
HOLDING AND OTHER
   INVESTMENT OFFICES                             659,241     0.56
HOTELS AND OTHER LODGING
   PLACES                                         268,072     0.23
INDUSTRIAL MACHINERY AND
   EQUIPMENT                                    2,112,266     1.78
INSTRUMENTS AND RELATED
   PRODUCTS                                     2,266,460     1.91
INSURANCE AGENTS, BROKERS
   AND SERVICE                                    350,755     0.30
INSURANCE CARRIERS                              6,723,182     5.67
LOCAL AND INTERURBAN
   PASSENGER TRANSIT                              302,083     0.25
LUMBER AND WOOD PRODUCTS                          127,131     0.11
METAL MINING                                      422,401     0.36
MISCELLANEOUS RETAIL                              270,743     0.23
MOTION PICTURES                                   176,293     0.15
NONDEPOSITORY INSTITUTIONS                      1,374,388     1.16
OIL AND GAS EXTRACTION                          1,005,108     0.85
PAPER AND ALLIED PRODUCTS                         476,642     0.40
PETROLEUM AND COAL PRODUCTS                     3,935,415     3.32
PRIMARY METAL INDUSTRIES                        2,929,798     2.47
PRINTING AND PUBLISHING                         4,175,357     3.52
RAILROAD TRANSPORTATION                         2,653,299     2.24
REAL ESTATE                                       990,459     0.84
RUBBER AND MISCELLANEOUS
   PLASTIC PRODUCTS                               476,126     0.40
SECURITY AND COMMODITY BROKERS                    398,335     0.34
SPECIAL TRADE CONTRACTORS                         161,116     0.14
STONE, CLAY, AND GLASS PRODUCTS                   892,265     0.75
TEXTILE MILL PRODUCTS                              71,225     0.06
TOBACCO PRODUCTS                                  760,780     0.64
TRANSPORTATION BY AIR                             443,518     0.37
TRANSPORTATION EQUIPMENT                        3,743,159     3.16
TRANSPORTATION SERVICES                         2,987,616     2.52
TRUCKING AND WAREHOUSING                          245,313     0.21
WATER TRANSPORTATION                              426,181     0.36
WHOLESALE TRADE-DURABLE
   GOODS                                          198,902     0.17
                                             ------------   ------
TOTAL COMMON STOCK
(Cost $104,995,708)                           116,305,730    98.10
                                             ------------   ------
SHORT TERM INVESTMENT
U.S. GOVERNMENT AGENCY                            563,800     0.48
                                             ------------   ------
TOTAL SHORT TERM INVESTMENT
(Cost $563,800)                                   563,800     0.48
                                             ------------   ------
TOTAL PORTFOLIO
(Cost $106,037,759)                           117,422,659    99.04
OTHER ASSETS & LIABILITIES, NET                 1,132,300     0.96
                                             ------------   ------
NET ASSETS                                   $118,554,959   100.00%
                                             ============   ======


See notes to financial statements                          1998 ANNUAL REPORT 55

TIAA-CREF Mutual Funds   STATEMENT OF INVESTMENTS      INTERNATIONAL EQUITY FUND
                             December 31, 1998    Summary by Country (Unaudited)

                   -----------------------------------------
                                             VALUE        %
                   -----------------------------------------
                   AUSTRALIA          $  1,895,051     1.61%
                   AUSTRIA                 321,145     0.28
                   BELGIUM               1,400,099     1.19
                   DENMARK               1,271,002     1.08
                   FINLAND               3,732,159     3.18
                   FRANCE               12,563,852    10.70
                   GERMANY               9,667,105     8.23
                   GREECE                2,232,300     1.90
                   HONG KONG             2,265,487     1.93
                   IRELAND               1,293,235     1.10
                   ITALY                 5,568,338     4.74
                   JAPAN                20,021,568    17.05
                   MALAYSIA                284,460     0.24
                   NETHERLANDS           8,110,997     6.91
                   NEW ZEALAND             127,693     0.11
                   NORWAY                  416,262     0.36
                   PORTUGAL              1,581,777     1.35
                   SINGAPORE               368,220     0.31
                   SPAIN                 3,135,293     2.67
                   SWEDEN                2,971,467     2.53
                   SWITZERLAND           6,554,295     5.58
                   UNITED KINGDOM       31,077,054    26.47
                                      ------------   ------
                   TOTAL FOREIGN       116,858,859    99.52
                   TOTAL SHORT TERM        563,800     0.48
                                      ------------   ------
                   TOTAL PORTFOLIO    $117,422,659   100.00%
                                      ============   ======


56 1998 ANNUAL REPORT                          See notes to financial statements

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS    INTERNATIONAL EQUITY FUND
                               December 31, 1998

-------------------------------------------------------------------
SHARES                                                     VALUE
-------------------------------------------------------------------
PREFERRED STOCK -- 0.46%
BUSINESS SERVICES -- 0.16%
         400  SAP AG.                                  $    190,978
                                                       ------------
PRINTING AND PUBLISHING -- 0.11%
      22,000 *NEWS CORP LTD (LTD-VOTE)                      133,995
                                                       ------------
TRANSPORTATION EQUIPMENT -- 0.19%
         100 *PORSCHE AG.                                   228,156
                                                       ------------
TOTAL PREFERRED STOCK
(Cost $478,251)                                             553,129
                                                       ------------
COMMON STOCK -- 98.10%
AGRICULTURAL PRODUCTION--CROPS -- 0.03%
      46,000  GOLDEN HOPE PLANTATIONS
                BERHAD                                       34,732
                                                       ------------
AMUSEMENT AND RECREATION
SERVICES -- 0.13%
       8,900  GRANADA GROUP LTD
                (CLASS A)                                   157,333
                                                       ------------
APPAREL AND ACCESSORY STORES -- 0.14%
       2,100  HENNES & MAURITZ AB
                SERIES B                                    171,512
                                                       ------------
BUILDING MATERIALS AND
GARDEN SUPPLIES -- 0.22%
      15,397  CRH PLC                                       266,299
                                                       ------------
BUSINESS SERVICES -- 4.49%
         200  ADECCO S.A. (BR)                               91,301
         600 *CAP GEMINI S.A.                                96,347
     209,500  CORPORATE SERVICES GROUP PLC                  528,077
      22,000 *EQUANT NV                                   1,531,648
      10,800  GETRONICS NV                                  535,204
     194,700 *LOGICA PLC                                  1,692,595
       7,000  MEITEC CORP                                   175,004
      21,500  RENTOKIL INITIAL PLC                          162,045
      12,480  RUETERS GROUP PLC                             131,022
         700  SAP AG.                                       302,607
      16,000  TOKYU CORP                                     42,128
      28,000  WHARF HOLDINGS LTD                             40,841
       1,400#*WHARF HOLDINGS LTD
                WTS 12/31/99                                    115
                                                       ------------
                                                          5,328,934
                                                       ------------
CHEMICALS AND ALLIED PRODUCTS -- 8.99%
       4,000  AKZO NOBEL NV                                 182,238
      20,100  ASTRA AB SERIES A FREE                        410,404
       6,300  BASF AG.                                      240,573
       6,700  BAYER AG.                                     279,783
       7,100  BOC GROUP PLC                                 101,533
      15,000  CHUGAI PHARMACEUTICAL CO LTD                  150,270
      25,000  DAINIPPON INK & CHEMICAL, INC                  68,485
       5,000  EISAI CO LTD                                   97,520
      12,700 *ELAN CORP PLC ADR                             883,443
         900  ELF SANOFI S.A.                               148,227
      38,764  GLAXO WELLCOME PLC                          1,333,767
       8,300  IMPERIAL CHEMICAL INDUSTRY
                PLC                                          71,947
      28,000  KAO CORP                                      632,996
         400  L'AIR LIQUIDE                                  73,397
         700  LOREAL S.A.                                   506,265
       1,900  MERCK & CO KGAA                                85,558
      33,000  MITSUBISHI CHEMICAL CORP                       69,629
         813  NOVARTIS AG. (REGD)                         1,598,200
         500  NOVO NORDISK AS (CLASS B)                      65,992
       2,700  RHONE-POULENC S.A. (CLASS A)                  139,011
          14  ROCHE HOLDINGS AG. (BR)                       253,552
          80  ROCHE HOLDINGS AG.
                (GENUSSCHEINE)                              976,204
       4,000  SANKYO CO LTD                                  87,591
      10,000  SEKISUI CHEMICAL CO LTD                        67,377
       4,000  SHIN-ETSU CHEMICAL CO LTD                      96,456
      60,361  SMITHKLINE BEECHAM PLC                        843,600
      24,000  SUMITOMO CHEMICAL CO LTD                       93,619
       5,000  TAISHO PHARMACEUTICAL CO LTD                  137,858
       9,000  TAKEDA CHEMICAL INDUSTRIES LTD                347,084
       5,000  YAMANOUCHI PHARMACEUTICAL
                CO LTD                                      161,352
      10,400  ZENECA GROUP PLC                              452,832
                                                       ------------
                                                         10,656,763
                                                       ------------
COMMUNICATIONS -- 16.81%
       1,700  ALCATEL                                       208,163
      14,900  BRITISH SKY BROADCASTING
                GROUP PLC                                   113,169
      70,600  BRITISH TELECOMMUNICATIONS
                PLC                                       1,063,639
      83,700 *CABLE & WIRELESS
                COMMUNICATIONS PLC                          764,537
      27,200  CABLE & WIRELESS PLC                          334,437
         400  CANAL PLUS S.A.                               109,201
      23,300  DEUTSCHE TELEKOM AG.                          766,629
      69,600  ERICSSON TELEFON (LM) AB
                SERIES B                                  1,657,236
       7,600  FRANCE TELECOM S.A.                           604,081
     147,083  HONG KONG
                TELECOMMUNICATIONS LTD                      257,256
       5,300  KONINKLIJKE KPN NV                            265,471
      15,500  MEDIASET S.P.A.                               125,970
         151  NIPPON TELEGRAPH &
                TELEPHONE CORP                            1,167,338
          15 *NTT MOBILE COMMUNICATIONS                     618,368
      84,000 *PANAFON HELLENIC TELECOM
                GDR                                       2,232,300
       2,900  PORTUGAL TELECOM S.A.                         132,967


See notes to financial statements                          1998 ANNUAL REPORT 57

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS    INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------
SHARES                                                     VALUE
-------------------------------------------------------------------
COMMUNICATIONS -- (Continued)
      57,000  SINGAPORE
                TELECOMMUNICATIONS LTD                 $     87,056
     145,200 *SONERA GROUP OYJ                            2,580,931
      29,300  TELECOM CORP OF NEW ZEALAND                   127,693
      30,000  TELECOM ITALIA                                256,549
     257,960  TELECOM ITALIA MOBILE S.P.A.                1,908,622
       7,400  TELE DANMARK AS                               998,782
      13,018  TELEFONICA DE ESPANA S.A.                     579,737
      31,000  TELEKOM MALAYSIA BERHAD                        57,090
      79,000 *TELSTRA CORP                                  369,715
     156,716  VODAFONE GROUP PLC                          2,544,861
                                                       ------------
                                                         19,931,798
                                                       ------------
DEPOSITORY INSTITUTIONS -- 10.91%
      16,000  ABBEY NATIONAL PLC                            342,610
      15,145  ABN-AMRO HOLDINGS NV                          318,770
       8,000 *ALLIED IRISH BANK PLC                         143,493
       8,400  ARGENTARIA, CAJA POSTAL Y
                BCO HIPOTECA                                217,868
      20,000  ASAHI BANK LTD                                 73,406
      27,500  BANCA COMMERCIALE ITALIANA
                S.P.A.                                      190,138
      12,000 *BANCA INTESA S.P.A.                            72,161
      17,400  BANCO BILBAO VIZCAYA S.A.
                (REGD)                                      273,235
      16,875  BANCO CENTRALE
                HISPANOAMERICANO S.A.                       200,678
       2,600 *BANCO COMERCIAL PORTUGUES
                S.A. (REGD)                                  79,937
      14,300  BANCO SANTANDER S.A.                          284,605
      94,000  BANK OF TOKYO MITSUBISHI LTD                  975,028
       2,633  BANQUE NATIONALE DE PARIS                     216,918
      16,908  BARCLAYS PLC                                  364,585
       5,900  BAYERISCHE HYPO-UND
                VEREINSBANK AG.                             462,287
      23,500  CHRISTIANIA BANK OG
                KREDITKASSE                                  81,430
      28,000  COMMERCE ASSET HOLDINGS
                BERHAD                                       15,160
       2,500  CREDIT SUISSE GROUP (REGD)                    391,341
       5,400  DEUTSCHE BANK AG.                             317,899
       4,900  DRESDNER BANK AG.                             205,941
       3,000 *FORENINGSSPARBANKEN AB                         77,724
      45,000  FUJI BANK LTD                                 165,962
      15,400  HANG SENG BANK LTD                            137,659
      23,213  HSBC HOLDINGS LTD PLC                         587,050
       6,202  HSBC HOLDINGS LTD (U.K.)                      168,197
      20,000  INDUSTRIAL BANK OF JAPAN LTD                   92,378
      18,000  JOYO BANK                                      70,533
       2,500 *KBC BANCASSURANCE HOLDINGS
                NV                                          197,946
      58,770  LLOYDS TSB GROUP PLC                          836,031
      24,000  MALAYAN BANKING BERHAD                         34,033
      11,000  MITSUBISHI TRUST & BANKING
                CORP                                         70,897
      13,000  MITSUI TRUST & BANKING CO LTD                  14,867
      20,400  NATIONAL AUSTRALIA BANK LTD                   307,808
      22,315  OVERSEAS-CHINESE BANKING
                CORP LTD (FR)                               151,475
       1,600 *PARIBAS S.A.                                  139,119
      39,000  RHB CAPITAL BERHAD                             15,226
       9,241  ROYAL BANK OF SCOTLAND PLC                    147,601
      50,000  SAKURA BANK LTD                               114,808
      47,185 *SAN PAOLO-IMI S.P.A.                          835,592
      36,000  SANWA BANK LTD                                277,986
      10,000  SHIZUOKA BANK LTD                             123,673
       4,700  SKANDINAVISKA ENSKILDA
                BANKEN SERIES A                              49,577
       1,400  SOCIETE GENERALE S.A.                         226,816
      70,000  SUMITOMO BANK LTD                             719,878
       2,200  SVENSKA HANDELSBANKEN
                SERIES A                                     92,825
      17,000  TOKAI BANK LTD                                 80,481
      64,500  UNCREDITO ITALIANO S.P.A.                     383,153
       4,703 *UNION BANK OF SWITZERLAND
                AG. (REGD)                                1,444,988
      20,000  WESTPAC BANKING CORP                          133,957
      17,000  YASUDA TRUST & BANKING
                CO LTD                                       13,112
                                                       ------------
                                                         12,938,842
                                                       ------------
EATING AND DRINKING PLACES -- 1.42%
     106,100  COMPASS GROUP PLC                           1,215,402
      40,644  DIAGEO PLC (CLASS A)                          462,544
                                                       ------------
                                                          1,677,946
                                                       ------------
ELECTRIC, GAS, AND SANITARY SERVICES -- 3.86%
      36,200 *CENTRICA PLC                                   72,877
      23,500  CLP HOLDINGS LTD                              117,090
         600  ELECTRABEL NV                                 263,734
       8,700  ELECTRICIDADE DE PORTUGAL S.A.                191,553
      11,700  ENDESA S.A.                                   310,477
       1,600  GAS NATURAL SDG S.A.                          174,463
      11,300  IBERDROLA S.A.                                211,738
       8,900  KANSAI ELECTRIC POWER CO, INC                 195,284
      20,400  NATIONAL GRID GROUP PLC                       162,834
      11,600  NATIONAL POWER PLC                             99,974
      35,000  OSAKA GAS CO LTD                              120,703
       2,100  OESTERREICHISCHE
                ELEKTRIZITAETSWIRSCHAFTS AG.                321,145
       5,400  RHEIN-WESTFALEN ELECTRIC AG.
                (STAMM)                                     295,852
      14,100  SCOTTISH POWER PLC                            144,862
       1,800  LYONNAISE DES EAUX S.A.                       369,924
      27,000  TENAGA NASIONAL BERHAD                         38,784
      13,600  TOKYO ELECTRIC POWER CO, INC                  336,392
      40,000  TOKYO GAS CO LTD                              105,322


58 1998 ANNUAL REPORT                          See notes to financial statements

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS    INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------
SHARES                                                     VALUE
-------------------------------------------------------------------
ELECTRIC, GAS, AND SANITARY
SERVICES -- (Continued)
         700  TRACTEBEL NV                             $    135,913
       3,900  UNITED UTILITIES PLC                           54,051
       4,400  VEBA AG.                                      263,388
         300  VIAG AG.                                      175,980
       1,600  VIVENDI S.A.                                  415,323
                                                       ------------
                                                          4,577,663
                                                       ------------
ELECTRONIC AND OTHER ELECTRIC
EQUIPMENT -- 5.35%
       7,700  ABB AB SERIES A                                82,172
         900  ADVANTEST CORP                                 57,129
         500  BARCO INDUSTRIES NV                           141,183
       5,500  ELECTROLUX AB SERIES B                         94,657
      24,000  FUJITSU LTD                                   320,221
      12,000  FURUKAWA ELECTRIC CO LTD                       40,958
      32,600  GENERAL ELECTRIC CO (U.K.)                    294,251
      26,000  HITACHI LTD                                   161,352
       3,960  KONINKLIJKE PHILIPS
                ELECTRONICS NV                              265,875
       2,700  KYOCERA CORP                                  142,902
      26,000  MATSUSHITA ELECTRIC
                INDUSTRIAL CO LTD                           460,775
      23,000 *MITSUBISHI ELECTRIC CORP                       72,386
      11,000  MURATA MANUFACTURING CO
                LTD                                         457,371
      13,000  NIPPON ELECTRIC CORP                          119,861
       2,000  NOKIA AB SERIES K                             244,900
       6,600 *NOKIA OYJ SERIES A                            808,170
       1,000  ROHM CO                                        91,226
      24,000  SANYO ELECTRIC CO LTD                          74,470
      11,550 *SGS-THOMSON MICROELECTRONICS
                NV                                          909,773
      10,000  SHARP CORP                                     90,339
      17,000  SIRTI S.P.A.                                  102,795
       6,800  SONY CORP                                     496,148
       8,000  SUMITOMO ELECTRIC INDUSTRIES
                CO                                           90,144
      13,018 *TELEFONICA DE ESPANA S.A. RTS                  11,576
       2,000  TOKYO ELECTRON CO LTD                          76,065
     100,000  TOSHIBA CORP                                  596,648
       4,000  YAMAHA CORP                                    41,490
                                                       ------------
                                                          6,344,837
                                                       ------------
FABRICATED METAL PRODUCTS -- 0.18%
      30,712  BTR PLC                                        63,362
      11,000  GKN PLC                                       145,956
                                                       ------------
                                                            209,318
                                                       ------------
FOOD AND KINDRED PRODUCTS -- 3.08%
       7,000  AJINOMOTO CO LTD                               74,470
       5,000  ASAHI BREWERIES LTD                            73,805
      12,000  ASSOCIATED BRITISH FOODS PLC                  113,504
       5,100  BASS PLC                                       74,247
         300  BONGRAIN S.A.                                 134,264
      12,900  CADBURY SCHWEPPES LTD                         219,995
       7,154  COCA COLA AMATIL LTD                           26,678
       7,004 *COCA COLA BEVERAGE                             12,892
         600  DANONE GROUP                                  171,857
         300  ERIDANIA BEGHIN-SAY S.A.                       51,933
      61,000  GUINESS ANCHOR BERHAD                          42,913
       1,900  HEINEKEN NV                                   114,404
      13,000  KIRIN BREWERY CO LTD                          165,962
         600  LVMH MOET HENNESSY
                LOUIS VUITTON                               118,796
         460  NESTLE S.A. (REGD)                          1,001,396
       2,100  PERNOD-RICARD S.A.                            136,465
      12,200  SCOTTISH & NEWCASTLE PLC                      141,682
      36,500  UNILEVER LTD                                  409,311
       6,600  UNILEVER NV CERT                              564,458
                                                       ------------
                                                          3,649,032
                                                       ------------
FOOD STORES -- 3.03%
       1,700  CARREFOUR SUPERMARCHE S.A.                  1,283,976
         800 *CASINO GUICHARD-PERRACHON
                S.A.                                         83,351
       2,000  DELHAIZE FRERES NV                            176,987
       4,000  ITO-YOKADO CO LTD                             280,149
      32,289  KONINKLIJKE AHOLD NV                        1,194,061
         200  PROMODES S.A.                                 145,506
      14,344  SAFEWAY PLC                                    72,073
      17,345  SAINSBURY (J) PLC                             139,026
      78,200  TESCO PLC                                     222,811
                                                       ------------
                                                          3,597,940
                                                       ------------
GENERAL BUILDING CONTRACTORS -- 0.18%
      10,000  DAIWA HOUSE INDUSTRY CO LTD                   106,651
      13,000  OBAYASHI CORP                                  62,466
       1,700  SKANSKA AB SERIES B FREE                       47,189
                                                       ------------
                                                            216,306
                                                       ------------
GENERAL MERCHANDISE STORES -- 0.92%
      10,000  DAIEI, INC                                     27,217
       3,000  JUSCO CO LTD                                   60,773
      16,600  KINGFISHER PLC                                179,662
      31,300  MARKS & SPENCER PLC                           214,687
       5,000  MARUI CO LTD                                   96,412
       2,880  METRO AG.                                     229,981
       1,500  PINAULT-PRINTEMPS-REDOUTE S.A.                286,787
                                                       ------------
                                                          1,095,519
                                                       ------------
HEAVY CONSTRUCTION,
EXCEPT BUILDING -- 2.89%
      20,000 *BRISA-AUTO ESTRADAS DE
                PORTUGAL S.A.                             1,177,317
       9,735  EIFFAGE                                       772,211
       6,410  GROUPE GTM                                    665,556
      17,000  KAJIMA CORP                                    44,460


See notes to financial statements                          1998 ANNUAL REPORT 59

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS    INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------
SHARES                                                     VALUE
-------------------------------------------------------------------
HEAVY CONSTRUCTION,
EXCEPT BUILDING -- (Continued)
      16,250  SOCIETE GENERALE
                D'ENTERPRISES S.A.                     $    762,172
      11,000#*UNITED ENGINEERING
                BERHAD                                        5,611
                                                       ------------
                                                          3,427,327
                                                       ------------
HOLDING AND OTHER INVESTMENT
OFFICES -- 0.56%
      12,386 *ALLIED ZURICH PLC                             184,749
       1,700 *DROTT AB SERIES B                              15,625
      48,000  HUTCHINSON WHAMPOA LTD                        339,226
      13,000  SUMITOMO CORP                                  63,388
     107,600 *UNIONE IMMOBILIARE S.P.A.                      56,253
                                                       ------------
                                                            659,241
                                                       ------------
HOTELS AND OTHER LODGING PLACES -- 0.23%
         600  ACCOR S.A.                                    129,967
      58,000  HONG KONG & SHANGHAI
                HOTELS LTD                                   41,177
      17,900  LADBROKE GROUP PLC                             71,923
      31,000  RESORTS WORLD BERHAD                           25,005
                                                       ------------
                                                            268,072
                                                       ------------
INDUSTRIAL MACHINERY AND EQUIPMENT -- 1.78%
       2,800  FANUC LTD                                      96,066
      29,000  KEPPEL CORP                                    77,686
      73,000  KOMATSU LTD                                   383,778
       6,000  MAKITA CORP                                    66,969
      25,000  MINEBEA CO LTD                                286,798
      49,000  MITSUBISHI HEAVY INDUSTRIES
                LTD                                         191,140
       3,000  NIDEC CORP                                    367,829
      23,000  NTN TOYO BEARING CO LTD                        74,221
       4,000  OMRON CORP                                     54,895
       5,000  SIDEL S.A.                                    424,274
       5,000  TOYODA AUTOMATIC LOOM
                WORKS LTD                                    88,610
                                                       ------------
                                                          2,112,266
                                                       ------------
INSTRUMENTS AND RELATED PRODUCTS -- 1.91%
       7,000  CANON, INC                                    149,871
      14,000  CITIZEN WATCH CO LTD                           84,399
       6,000  FUJI PHOTO FILM CO LTD                        223,410
       2,000  KEYENCE CORP                                  246,460
       4,000  NIKON CORP                                     39,008
      25,000  OLYMPUS OPTICAL CO LTD                        287,907
     313,300  SIEBE PLC                                   1,235,405
                                                       ------------
                                                          2,266,460
                                                       ------------
INSURANCE AGENTS, BROKERS
AND SERVICE -- 0.30%
         962  FORTIS AG.                                    348,645
         462 *FORTIS AG. CVG                                  2,084
         462 *FORTIS AG. NPV (STRIP VVPR)                        26
                                                       ------------
                                                            350,755
                                                       ------------
INSURANCE CARRIERS -- 5.67%
         500  AACHENER & MUNCHENER
                BETEIL (REGD)                                73,550
       5,200  AEGON NV                                      638,962
       2,547  ALLIANZ AG. (REGD)                            934,370
      11,000 *AMP LTD                                       139,493
      11,860  ASSICURAZIONI GENERALI S.P.A.                 496,297
      12,205  AXA                                         1,769,788
      14,700  CGU PLC                                       230,148
     107,600  INSTITUTO NAZIONALE DELLE
                ASSICURAZION                                284,857
      14,200  LEGAL & GENERAL GROUP PLC                     184,400
      12,000  MITSUI TAISHO MARINE &
                FIRE CO LTD                                  63,299
       1,000  MUENCHENER RUECKVER AG.
                (REGD)                                      484,532
      22,000  PRUDENTIAL CORP PLC                           332,177
      14,997  ROYAL & SUN ALLIANCE
                INSURANCE GROUP PLC                         122,451
          90  SCHWEIZERISCHE
                RUCKVERSICHERUNG (REGD)                     234,651
       5,000  SKANDIA FORSAKRINGS AB                         76,490
      11,000  SUMITOMO MARINE & FIRE
                INSURANCE CO                                 69,824
      12,000  TOKIO MARINE & FIRE
                INSURANCE CO LTD                            143,621
         600 *ZURICH ALLIED AG.                             444,272
                                                       ------------
                                                          6,723,182
                                                       ------------
LOCAL AND INTERURBAN PASSENGER
TRANSIT -- 0.25%
          54  EAST JAPAN RAILWAY CO                         302,083
                                                       ------------
LUMBER AND WOOD PRODUCTS -- 0.11%
      12,000  SEKISUI HOUSE LTD                             127,131
                                                       ------------
METAL MINING -- 0.36%
      29,074  NORTH LTD                                      47,435
       8,800  RIO TINTO LTD                                 104,469
       8,000  RIO TINTO LTD PLC (REGD)                       93,039
      13,300  SMITH (HOWARD) LTD                             88,070
       1,100  UNION MINIERE GROUP S.A.                       41,883
      15,742  WMC LTD                                        47,505
                                                       ------------
                                                            422,401
                                                       ------------
MISCELLANEOUS RETAIL -- 0.23%
       9,400  BOOTS CO LTD                                  160,072
      10,500  GREAT UNIVERSAL STORES PLC                    110,671
                                                       ------------
                                                            270,743
                                                       ------------
MOTION PICTURES -- 0.15%
      18,335  RANK GROUP PLC                                 70,620
         770  TOHO CO LTD                                   105,673
                                                       ------------
                                                            176,293
                                                       ------------


60 1998 ANNUAL REPORT                          See notes to financial statements

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS    INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------
SHARES                                                     VALUE
-------------------------------------------------------------------
NONDEPOSITORY INSTITUTIONS -- 1.16%
      18,700  HALIFAX PLC                              $    265,394
       9,121  ING GROEP NV                                  556,494
       3,750  SCHROEDERS LTD                                 68,444
       1,500  SHOHKOH FUND & CO                             484,056
                                                       ------------
                                                          1,374,388
                                                       ------------
OIL AND GAS EXTRACTION -- 0.85%
       8,600  IHC CALAND NV                                 357,442
      14,500  LONDON & SCOTTISH MARINE
                OIL PLC                                      24,125
      21,000 *PETROLEUM GEO-SERVICES AS                     267,366
       1,200  TECHNIP S.A.                                  112,996
       2,400  TOTAL S.A.                                    243,179
                                                       ------------
                                                          1,005,108
                                                       ------------
PAPER AND ALLIED PRODUCTS -- 0.40%
      17,000  NIPPON PAPER INDUSTRIES CO                     77,466
       6,900  NORD-EST S.A.                                 185,284
       5,300  SCA AB SERIES B                               115,735
       3,500  UPM-KYMMENE OY                                 98,157
                                                       ------------
                                                            476,642
                                                       ------------
PETROLEUM AND COAL PRODUCTS -- 3.32%
      45,052  BG PLC                                        284,276
      62,115  BRITISH PETROLEUM PLC                         927,538
      27,934  BROKEN HILL PROPRIETARY
                CO LTD                                      205,929
      27,000  COSMO OIL CO LTD                               40,932
       3,000  ELF AQUITANE S.A.                             346,938
      86,900  ENTE NAZIONALE IDROCARBURI
                S.P.A.                                      569,182
      47,000  JAPAN ENERGY CORP                              44,584
       2,000  NORSK HYDRO AS                                 67,465
         200  PETROFINA S.A.                                 91,695
       4,100  REPSOL S.A.                                   219,046
      21,700  ROYAL DUTCH PETROLEUM CO                    1,081,145
      21,100  SANTOS LTD                                     56,685
                                                       ------------
                                                          3,935,415
                                                       ------------
PRIMARY METAL INDUSTRIES -- 2.47%
      26,900  BRITISH STEEL PLC                              39,833
      39,000  KAWASAKI STEEL CORP                            58,432
      22,950  MANNESMANN AG.                              2,631,873
      59,000  NIPPON STEEL CORP                             107,228
      41,000  SUMITOMO METAL INDUSTRIES
                LTD                                          46,889
       4,100  USINOR                                         45,543
                                                       ------------
                                                          2,929,798
                                                       ------------
PRINTING AND PUBLISHING -- 3.52%
      10,000  DAI NIPPON PRINTING CO LTD                    159,756
       8,400  ELSEVIER UTIGEVERSMIJ NV                      117,719
      20,418  NEWS CORP LTD                                 135,004
     170,400  PEARSON PLC                                 3,382,291
       8,500 *REED INTERNATIONAL PLC                         66,468
       8,000  TOPPAN PRINTING CO LTD                         97,875
       1,010  WOLTERS KLUWER NV                             216,244
                                                       ------------
                                                          4,175,357
                                                       ------------
RAILROAD TRANSPORTATION -- 2.24%
      17,000  KINKI NIPPON RAILWAY CO LTD                    91,181
      34,000  NANKAI ELECTRIC RAILWAY CO                    171,511
      91,460  RAILTRACK GROUP PLC                         2,390,607
                                                       ------------
                                                          2,653,299
                                                       ------------
REAL ESTATE -- 0.84%
      19,000  CHEUNG KONG HOLDINGS LTD                      136,729
      12,000  CITY DEVELOPMENT LTD                           52,001
   2,075,000 *GUANGZHOU INVESTMENT
                CO LTD                                      206,240
      11,000  MITSUBISHI ESTATE CO LTD                       98,788
       9,000  MITSUI FUDOSAN CO LTD                          68,220
      19,000  NEW WORLD DEVELOPMENT
                CO LTD                                       47,824
      52,194  SUN HUNG KAI PROPERTIES LTD                   380,657
                                                       ------------
                                                            990,459
                                                       ------------
RUBBER AND MISCELLANEOUS
PLASTIC PRODUCTS -- 0.40%
         700  ADIDAS SALOMON AG.                             76,072
      10,000  BRIDGESTONE CORP                              227,400
       1,514  MICHELIN S.A. (CLASS B)                        60,576
      34,900  PIRELLI S.P.A.                                112,078
                                                       ------------
                                                            476,126
                                                       ------------
SECURITY AND COMMODITY BROKERS -- 0.34%
      14,000  DAIWA SECURITIES CO LTD                        47,909
      14,000  MITSUBISHI CORP                                80,676
      17,000  MITSUI & CO LTD                                95,100
      20,000  NOMURA SECURITIES CO LTD                      174,650
                                                       ------------
                                                            398,335
                                                       ------------
SPECIAL TRADE CONTRACTORS -- 0.14%
       5,000  KINDEN CORP                                    76,154
       1,400  SCHNEIDER S.A.                                 84,962
                                                       ------------
                                                            161,116
                                                       ------------
STONE, CLAY, AND GLASS PRODUCTS -- 0.75%
      15,000  ASAHI GLASS CO LTD                             93,221
      11,020  BLUE CIRCLE INDUSTRIES PLC                     56,839
      34,900  CSR LTD                                        85,410
      22,600  HANSON PLC                                    179,454
         100  HOLDERBANK FINANCIERE
                GLARUS AG. (BR)                             118,385
       2,000  HOYA CORP                                      97,520
         800  LAFARGE S.A. (BR)                              76,047
      63,000  MALAYAN CEMENT BERHAD                          15,895
       1,200  ST. GOBAIN S.A.                               169,494
                                                       ------------
                                                            892,265
                                                       ------------

See notes to financial statements                          1998 ANNUAL REPORT 61

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS    INTERNATIONAL EQUITY FUND

-------------------------------------------------------------------
SHARES                                                     VALUE
-------------------------------------------------------------------

TEXTILE MILL PRODUCTS -- 0.06%
      26,000  MITSUBISHI RAYON CO LTD                  $     71,225
                                                       ------------
TOBACCO PRODUCTS -- 0.64%
      12,386  BRITISH AMERICAN TOBACCO PLC                  108,912
      25,800  TABACALERA S.A. SERIES A (REGD)               651,868
                                                       ------------
                                                            760,780
                                                       ------------
TRANSPORTATION BY AIR -- 0.37%
       7,900  BRITISH AIRPORT AUTHORITIES PLC                92,205
       9,984  BRITISH AIRWAYS PLC                            67,318
      44,000  CATHAY PACIFIC AIRWAYS LTD                     43,732
       5,000  DEUTSCHE LUFTHANSA AG. (REGD)                 110,475
      22,000 *JAPAN AIRLINES CO LTD                          58,122
      16,000  SWIRE PACIFIC LTD (CLASS A)                    71,666
                                                       ------------
                                                            443,518
                                                       ------------
TRANSPORTATION EQUIPMENT -- 3.16%
      14,581  BRITISH AEROSPACE PLC                         123,604
       6,432 *DAIMLERCHRYSLER AG.                           635,273
       8,000  DENSO CORP                                    148,231
      50,200  FIAT S.P.A.                                   174,761
      11,000  HONDA MOTOR CO LTD                            361,801
      23,000  NISSAN MOTOR CO LTD                            70,551
         900  PEUGEOT S.A.                                  139,366
      26,346  ROLLS ROYCE LTD                               109,147
       5,700  SIEMENS AG.                                   367,902
      45,000  TOYOTA MOTOR CORP                           1,224,768
       3,850  VOLKSWAGEN AG.                                307,440
       3,500  VOLVO AB SERIES B FREE                         80,315
                                                       ------------
                                                          3,743,159
                                                       ------------
TRANSPORTATION SERVICES -- 2.52%
     266,000  AIRTOURS PLC                                1,699,471
      56,100  NATIONAL EXPRESS GROUP PLC                  1,041,664
     335,000 *ROAD KING INFRASTRUCTURE
                LTD                                         246,481
                                                       ------------
                                                          2,987,616
                                                       ------------
TRUCKING AND WAREHOUSING -- 0.21%
      13,000  SEINO TRANSPORTATION CO LTD                    74,452
       5,300  TNT POST GROUP NV                             170,861
                                                       ------------
                                                            245,313
                                                       ------------
WATER TRANSPORTATION -- 0.36%
          15  DAMPSKIBSSELSKABET AF 1912
                (CLASS B)                                   104,881
          10  DAMPSKIBSSELSKABET
                SVENDBORG (CLASS B)                         101,345
      35,000  NIPPON YUSEN KABUSHIKI KAISHA                 110,774
       9,236  PENINSULAR & ORIENTAL STEAM
                NAVIGATION CO                               109,181
                                                       ------------
                                                            426,181
                                                       ------------
WHOLESALE TRADE--DURABLE GOODS -- 0.17%
   1,750,000 *LERADO GROUP HOLDINGS
                CO LTD                                      198,902
                                                       ------------
              TOTAL COMMON STOCK
              (Cost $104,995,708)                       116,305,730
                                                       ------------
SHORT TERM INVESTMENT -- 0.48%

U.S. GOVERNMENT AGENCY -- 0.48%
              FEDERAL HOME LOAN
                MORTGAGE CORP
    $564,000  4.250%, 01/04/99                              563,800
                                                       ------------
              TOTAL SHORT TERM INVESTMENT
              (Cost $563,800)                               563,800
                                                       ------------
              TOTAL PORTFOLIO
              (Cost $106,037,759)                      $117,422,659
                                                       ============

----------
*     Non-income producing

# Restricted Securities-Investment in securities not registered under the Securities Act of 1933 or not publicly traded in foreign markets. At December 31, 1998, the value of these securities amounted to $5,726 or 0.00% of net assets.

      Additional information on each restricted security is as follows:

                                      ACQUISITION      ACQUISTION
SECURITY                                 DATE             COST
----------                          --------------   --------------
United Engineering Berhad              07/24/97         $ 79,442
Wharf Holdings Ltd Wts 12/31/99        06/19/98                0
                                                        --------
                                                        $ 79,442
                                                        ========

      At December 31, 1998, the aggregate cost of portfolio investments for federal income tax purposes was $106,819,540.
      Net unrealized appreciation aggregated $10,603,119, of which $19,406,652 related to appreciated portfolio investments and $8,803,533 related to depreciated portfolio investments.


62 1998 ANNUAL REPORT                          See notes to financial statements

TIAA-CREF Mutual Funds     STATEMENT OF INVESTMENTS      MANAGED ALLOCATION FUND
                               December 31, 1998

-------------------------------------------------------------------
 SHARES/
PRINCIPAL                                       VALUE            %
-------------------------------------------------------------------
TIAA-CREF MUTUAL FUNDS -- 99.77%
   6,163,010  BOND PLUS FUND                $ 63,479,004     38.97%
   2,886,719  GROWTH & INCOME
                FUND                          38,479,969     23.63
   2,906,440  GROWTH EQUITY FUND              39,672,902     24.36
   1,805,014  INTERNATIONAL EQUITY
                FUND                          19,024,845     11.68
   1,840,704  MONEY MARKET FUND                1,840,704      1.13
                                            ------------    ------
                                             162,497,424     99.77
                                            ------------    ------
              TOTAL TIAA-CREF
              MUTUAL FUNDS
              (Cost $145,025,547)            162,497,424     99.77
                                            ------------    ------
SHORT TERM INVESTMENT -- 0.16%

U.S. GOVERNMENT AGENCY -- 0.16%
              FEDERAL HOME LOAN
                MORTGAGE CORP
    $263,000  4.250%, 01/04/99                   262,907      0.16
                                            ------------    ------
              TOTAL SHORT TERM
              INVESTMENT
              (Cost $262,907)                    262,907      0.16
                                            ------------    ------
              TOTAL PORTFOLIO
              (Cost $145,288,454)            162,760,331     99.93
              OTHER ASSETS &
                LIABILITIES, NET                 106,644      0.07
                                            ------------    ------
              NET ASSETS                    $162,866,975    100.00%
                                            ============    ======

----------
The cost of investments for federal income tax purposes is substantially the same as the amount disclosed above.


See notes to financial statements                          1998 ANNUAL REPORT 63

                      IMPORTANT TAX INFORMATION (unaudited)

The following TIAA-CREF Mutual Funds paid distributions which were designated as being from net long-term capital gains realized by the Funds during 1998:

                                   Amount           Amount per share
                                   ------           ----------------
Bond Plus Fund                      $22,692              $0.002
Growth & Income Fund               $434,363              $0.025
Growth Equity Fund               $1,305,183              $0.061
Managed Allocation Fund              $6,863              $0.001

The following TIAA-CREF Mutual Funds paid distributions during 1998 from ordinary income that partially qualify for the corporate dividends received deduction. The percentage that qualifies is noted below:

Growth & Income Fund                   68.1%
Growth Equity Fund                    100.0%
Managed Allocation Fund                 8.1%

The International Equity Fund received income from foreign sources during 1998 of $1,424,599 ($0.128 per share) and paid taxes to foreign countries during 1998 of $174,306 ($0.016 per share)

By early 1999, shareholders should have received their Form 1099-DIV and tax information letter from the Funds. For your specific situation, we recommend that you consult a professional tax advisor.


64 1998 ANNUAL REPORT

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